As filed with the Securities and Exchange
                Commission on January 30, 2003

                                               File Nos. 33-60560
                                                        811-07618

                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.

                Post-Effective Amendment No. 17                 X

                              and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF l940

                        Amendment No. 17                        X

                ALLIANCE MUNICIPAL INCOME FUND II
        (Exact Name of Registrant as Specified in Charter)

      1345 Avenue of the Americas, New York, New York 10105
        (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code:
                          (800) 221-5672

                      EDMUND P. BERGAN, JR.
                 Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                     New York, New York l0105
             (Name and address of agent for service)

                   Copies of communications to:
                       Patricia A. Poglinco
                       Seward & Kissel LLP
                      One Battery Park Plaza
                     New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)
_____ immediately upon filing pursuant to paragraph (b)
  X   on January 30, 2003 pursuant to paragraph (b)
-----
_____ 60 days after filing pursuant to paragraph (a)(1)
_____ on (date) pursuant to paragraph (a)(1)
_____ 75 days after filing pursuant to paragraph (a)(2)
_____ on (date) pursuant to paragraph (a)(2) of Rule 485.

Alliance
Municipal
Income
Portfolios

The Alliance Municipal Income Portfolios seek to provide the highest level of income exempt from federal and state tax that is available without assuming undue risk.


Prospectus

February 1, 2003


     Alliance Municipal Portfolios

     >  National Portfolio
     >  Insured National Portfolio
     >  California Portfolio
     >  Insured California Portfolio
     >  Arizona Portfolio
     >  Florida Portfolio
     >  Massachusetts Portfolio
     >  Michigan Portfolio
     >  Minnesota Portfolio
     >  New Jersey Portfolio
     >  New York Portfolio
     >  Ohio Portfolio
     >  Pennsylvania Portfolio
     >  Virginia Portfolio

     Alliance Intermediate Municipal Portfolios

     >  Intermediate Diversified Municipal Portfolio
     >  Intermediate California Municipal Portfolio
     >  Intermediate New York Municipal Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
                                                       Alliance Capital[LOGO](R)

Investment Products Offered
---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
---------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                            Page

RISK/RETURN SUMMARY .......................................................    3

Investment Objectives, and Principal Policies and Risks ...................    4
Performance and Bar Chart Information .....................................    5
Summary of Principal Risks ................................................   22

FEES AND EXPENSES OF THE PORTFOLIOS .......................................   23

GLOSSARY ..................................................................   26

DESCRIPTION OF THE PORTFOLIOS .............................................   27

Investment Objectives .....................................................   27
Principal Policies ........................................................   27
Description of Additional Investment Practices ............................   30
Additional Risk Considerations ............................................   35

MANAGEMENT OF THE PORTFOLIOS ..............................................   35

PURCHASE AND SALE OF SHARES ...............................................   36

How The Portfolios Value Their Shares .....................................   36
How To Buy Shares .........................................................   36
How To Exchange Shares ....................................................   36
How To Sell Shares ........................................................   37

DIVIDENDS, DISTRIBUTIONS AND TAXES ........................................   37

DISTRIBUTION ARRANGEMENTS .................................................   39

GENERAL INFORMATION .......................................................   40

FINANCIAL HIGHLIGHTS ......................................................   41


The Portfolios' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY


The following is a summary of certain key information about the Alliance Municipal Income Portfolios. The Alliance Municipal Portfolios and the Alliance Intermediate Municipal Portfolios are together referred to in this Prospectus as the "Portfolios." You will find additional information about each Portfolio, including a detailed description of the risks of an investment in each Portfolio, after this Summary.


The Risk/Return Summary describes the Portfolios' objectives, principal investment policies, principal risks and fees. The Summary includes a short discussion of some of the principal risks of investing in each Portfolio. A further discussion of these and other risks begins on page 22.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest.

INVESTMENT OBJECTIVES AND
PRINCIPAL POLICIES AND RISKS

Investment Objectives

Alliance Municipal Portfolios:


The investment objective of each Alliance Municipal Portfolio, except the Insured California Portfolio, is to earn the highest level of current income, exempt from Federal and state taxation to the extent described in this Prospectus, that is available without assuming what Alliance considers to be undue risk, by investing principally in high-yielding, predominantly medium quality, municipal securities. The investment objective of the Insured California Portfolio is to provide as high a level of current income, exempt from Federal income tax and California personal income tax as is consistent with preservation of capital.


Alliance Intermediate Municipal Portfolios:

The investment objective of each Alliance Intermediate Municipal Portfolio is to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Municipal Portfolio, California state taxes and in the case of the Intermediate New York Municipal Portfolio, New York state and local taxes).

Principal Policies

Alliance Municipal Portfolios:

Each Alliance Municipal Portfolio pursues its objective by investing principally in high-yielding, predominantly medium quality, municipal securities with interest that is exempt from federal income tax, although these securities may pay interest that is subject to the federal Alternative Minumum tax ("AMT") for certain taxpayers. The Insured National Portfolio and the Insured California Portfolio invest principally in municipal securities paying interest that is wholly exempt from federal income taxes, including the AMT ("AMT-Exempt bonds") whereas the other Alliance Municipal Portfolios may invest without limit in municipal securities paying interest subject to AMT ("AMT-Subject bonds"). The average weighted maturity of the securities in each Alliance Municipal Portfolio will normally range between 10 and 30 years.

Each of the Alliance Municipal Portfolios that invest in a named state (the "State Portfolios"), pursues its objective by investing principally in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state's income tax. In addition, each State Portfolio is non-diversified.

Each of the Insured National Portfolio and the Insured California Portfolio also pursues its objective by investing primarily in insured securities.

Each Alliance Municipal Portfolio also may invest in:

o zero coupon municipal securities, and in variable, floating and inverse floating rate municipal securities; and


o     derivatives, such as options, futures, forwards, and swap transactions.


Alliance Intermediate Municipal Portfolios:


Each Alliance Intermediate Municipal Portfolio pursues its objective by investing principally in municipal securities rated A or better by national rating agencies and comparably rated municipal notes. Each of the Intermediate New York Municipal Portfolio and the Intermediate California Municipal Portfolio (the "Intermediate State Portfolios") also principally invests in a portfolio of municipal securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax. Each Alliance Intermediate Municipal Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Each Intermediate State Portfolio is non-diversified.


Each Alliance Intermediate Municipal Portfolio also may invest in:

o lower-rated fixed-income securities (securities rated BB or B by national rating agencies); and


o     derivatives, such as options, futures, forwards and swap transactions.


Principal Risks: The principal risks of investing in each Portfolio are interest rate risk, credit risk, municipal market risk and derivatives risk. In addition, the State Portfolios and Intermediate State Portfolios are subject to non-diversification risk. These risks are described below.

PERFORMANCE AND BAR CHART INFORMATION


For each Alliance Municipal Portfolio, the performance table shows the Portfolio's average annual total returns before and (for Class A shares) after taxes and the bar chart shows the Portfolio's annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:


o how the Portfolio's average annual total returns, before and (for Class A shares) after taxes, for one, five and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

o changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

A Portfolio's past performance, before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolios.

National Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                         1         5         10
                                       Year      Years     Years**
--------------------------------------------------------------------------------
Class      Return Before Taxes        -0.40%     2.67%      5.06%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions         -0.45%     2.53%      4.87%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                    1.75%     3.06%      5.02%
--------------------------------------------------------------------------------
Class B    Return Before Taxes         0.37%     2.86%      5.05%
--------------------------------------------------------------------------------
Class C    Return Before Taxes         2.34%     2.86%      4.80%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                                  9.60%     6.06%      6.71%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class B shares: 1/4/93 and Class C shares: 5/3/93. Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratios of Class B and Class C shares.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99      00      01       02
--------------------------------------------------------------------------------
 13.32   -9.64   22.27   4.33   10.00   5.72    -5.89    9.77    4.85     4.03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.35%, 1st quarter, 1995; and Worst Quarter was down -7.66%, 1st quarter, 1994.

Insured National Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                       1         5         10
                                     Year      Years     Years**
--------------------------------------------------------------------------------
Class      Return Before Taxes       2.33%     3.47%      5.51%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions        2.30%     3.25%      5.11%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                  3.15%     3.52%      5.17%
--------------------------------------------------------------------------------
Class B    Return Before Taxes       3.32%     3.64%      5.49%
--------------------------------------------------------------------------------
Class C    Return Before Taxes       5.21%     3.64%      5.23%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                                9.60%     6.06%      6.71%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class B shares: 1/4/93 and Class C shares: 5/3/93. Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratios of Class B and Class C shares.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01       02
--------------------------------------------------------------------------------
 13.04  -9.20   22.45    4.60   9.66    5.62    -6.61   12.05    4.80     6.92

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 10.33%, 1st quarter, 1995; and Worst Quarter was down -7.29%, 1st quarter, 1994.

California Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                    1          5        10
                                   Year      Years    Years**
--------------------------------------------------------------------------------
Class      Return Before Taxes     2.62%     3.88%     5.82%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      2.54%     3.81%     5.76%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                3.52%     4.03%     5.71%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     3.57%     4.07%     5.78%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     5.47%     4.07%     5.53%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.71%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class B shares: 1/4/93 and Class C shares: 5/3/93. Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratios of Class B and Class C shares.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
 12.90 -10.10   23.95    4.36   10.89   6.35    -3.30   10.14    4.07    7.22

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 10.85%, 1st quarter, 1995; and Worst Quarter was down -7.24%, 1st quarter, 1994.

Insured California Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                     1         5        10
                                   Year      Years    Years**
--------------------------------------------------------------------------------
Class      Return Before Taxes     4.02%     4.52%     5.81%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      3.90%     4.34%     5.56%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                4.13%     4.38%     5.48%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     4.75%     4.65%     5.75%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     6.67%     4.65%     5.48%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.71%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class B shares: 1/4/93 and Class C shares: 5/3/93. Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratios of Class B and Class C shares.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
 13.13 -11.03   24.16    2.57   10.03   6.12    -4.73   14.53    2.86    8.60

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 10.90%, 1st quarter, 1995; and Worst Quarter was down -8.75%, 1st quarter, 1994.

Arizona Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                     1         5      Since
                                   Year      Years  Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes     2.28%     4.55%     6.27%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      2.19%     4.48%     6.12%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                3.22%     4.59%     6.03%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     3.10%     4.74%     6.29%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     5.10%     4.74%     6.07%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     7.05%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 6/1/94.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
  n/a    n/a    18.11    5.18   10.47   7.29    -2.42   10.72    5.42    6.79

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 8.18%, 1st quarter, 1995; and Worst Quarter was down -2.74%,1st quarter, 1996.

Florida Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                    1          5      Since
                                   Year      Years  Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes     3.32%     4.35%     5.44%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      3.32%     4.32%     5.42%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                4.03%     4.47%     5.41%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     4.21%     4.54%     5.43%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     6.21%     4.54%     5.16%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.30%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 6/25/93.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
  n/a   -11.77   24.37   4.00   10.78   6.22    -3.81   10.61    5.99    7.86

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.73%, 1st quarter, 1995; and Worst Quarter was down -10.14%, 1st quarter, 1994.

Massachusetts Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                     1         5      Since
                                   Year      Years  Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes     1.66%     3.90%     6.66%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      1.59%     3.82%     6.39%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                2.91%     4.06%     6.32%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     2.48%     4.10%     6.69%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     4.48%     4.10%     6.46%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.97%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 3/29/94.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
  n/a    n/a    18.63    8.00   11.82   6.79    -4.65   11.93    4.65    6.18

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 7.69%, 1st quarter, 1995; and Worst Quarter was down -2.54%, 4th quarter, 1999.

Michigan Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                     1         5      Since
                                   Year      Years  Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes     3.68%     5.01%     6.50%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      3.57%     4.88%     6.17%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                4.04%     4.88%     6.07%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     4.42%     5.17%     6.51%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     6.42%     5.17%     6.27%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.40%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 2/25/94.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
  n/a    n/a    24.02    4.78   11.49   6.41    -2.89   12.52    5.91    8.24

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 10.14%, 1st quarter, 1995; and Worst Quarter was down -2.93%, 1st quarter, 1996.

Minnesota Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                    1         5       Since
                                   Year      Years  Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes     2.44%     4.41%     5.21%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      2.38%     4.36%     5.18%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                3.33%     4.49%     5.19%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     3.14%     4.57%     5.19%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     5.13%     4.58%     4.93%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.30%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 6/25/93.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
-------------------------------------------------------------------------------
  n/a   -8.78   17.81    4.70   10.05   6.56    -3.05   11.60    5.08    6.98

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 7.94%, 1st quarter, 1995; and Worst Quarter was down -8.37%, 1st quarter, 1994.

New Jersey Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                     1         5      Since
                                   Year      Years  Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes     0.43%     3.34%     4.82%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      0.33%     3.30%     4.78%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                2.06%     3.62%     4.87%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     1.17%     3.50%     4.81%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     3.17%     3.52%     4.54%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.30%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 6/25/93.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
  n/a   -10.13  21.48    4.02   10.22   7.05    -4.52   11.10    3.32    4.91

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 8.82%, 1st quarter, 1995; and Worst Quarter was down -8.92%, 1st quarter, 1994.

New York Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                     1         5         10
                                   Year      Years     Years**
--------------------------------------------------------------------------------
Class      Return Before Taxes     2.11%     3.68%     5.48%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      2.07%     3.63%     5.43%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                3.28%     3.91%     5.45%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     2.64%     3.81%     5.44%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     4.64%     3.80%     5.16%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.71%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class B shares: 1/4/93 and Class C shares: 5/3/93. Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
12.76   -10.13  21.22    4.25   11.20   5.89    -4.12   11.12    3.98    6.63

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 8.93%, 1st quarter, 1995; and Worst Quarter was down -7.52%, 1st quarter, 1994.

Ohio Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                     1         5       Since
                                   Year      Years  Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes     1.40%     3.65%     5.04%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      1.35%     3.62%     5.01%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                2.81%     3.90%     5.07%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     2.21%     3.84%     5.03%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     4.21%     3.83%     4.77%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.30%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 6/25/93.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
 n/a    -10.36   20.07   4.62   11.65   5.99    -3.71   10.29    4.80    5.92

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.29%, 1st quarter, 1995; and Worst Quarter was down -9.32%, 1st quarter, 1994.

Pennsylvania Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                     1         5      Since
                                   Year      Years  Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes     2.74%     4.24%     5.58%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      2.69%     4.18%     5.53%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                3.58%     4.33%     5.49%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     3.54%     4.43%     5.57%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     5.54%     4.43%     5.30%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.30%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 6/25/93.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
 n/a    -9.83   22.07    5.64   10.60   6.36    -4.97   10.85    6.98    7.27

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.78%, 1st quarter, 1995; and Worst Quarter was down -8.15%, 1st quarter, 1994.

Virginia Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                     1         5      Since
                                   Year      Years  Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes     3.42%     4.36%     6.51%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      3.36%     4.28%     6.19%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                3.98%     4.43%     6.14%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     4.29%     4.55%     6.54%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     6.29%     4.55%     6.31%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.94%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 4/29/94.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99      00      01      02
--------------------------------------------------------------------------------
 n/a      n/a   20.15    7.17   11.52   7.08    -2.46    9.31    4.87    8.01

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.26%, 1st quarter, 1995; and Worst Quarter was down -1.25%, 3rd quarter, 1999.

Intermediate Diversified Municipal Portfolio
--------------------------------------------------------------------------------

The returns shown below in the Performance Table (before and after taxes) and Bar Chart are for the Portfolio's Diversified Municipal Class which is not offered in this Prospectus but would have substantially similar annual returns as the Portfolio's Class A, Class B and Class C shares because the shares are invested in the same portfolio of securities. The annual returns would differ only to the extent that the Portfolio's Class A, Class B and Class C shares do not have the same expenses.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                            1         5         10
                                          Year      Years      Years
--------------------------------------------------------------------------------
Diversified    Return Before Taxes        6.79%     5.00%      5.36%
Municipal      -----------------------------------------------------------------
Class*         Return After Taxes
                 on Distributions         6.78%     4.94%      5.28%
               -----------------------------------------------------------------
               Return After Taxes on
                 Distributions and
                 Sale of Portfolio
                 Shares                   5.71%     4.80%      5.15%
--------------------------------------------------------------------------------
Lehman         (reflects no
Brothers         deduction for
Five Year        fees, expenses,
General          or taxes)
Obligation
Municipal
Bond Index                                9.00%     5.80%      5.85%
--------------------------------------------------------------------------------


*     After-tax Returns:
      - Are shown for the Portfolio's Diversified Municipal Class shares only and will vary for the Class A, Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Diversified Municipal Class shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
 8.44   -2.52   12.97    3.64   6.68    4.62     0.45    7.81    5.49    6.97

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 5.03%, 1st quarter, 1995; and Worst Quarter was down -2.82%, 1st quarter, 1994.

Intermediate California Municipal Portfolio
--------------------------------------------------------------------------------

The returns shown below in the Performance Table (before and after taxes) and Bar Chart are for the Portfolio's California Municipal Class which is not offered in this Prospectus but would have substantially similar annual returns as the Portfolio's Class A, Class B and Class C shares because the shares are invested in the same portfolio of securities. The annual returns would differ only to the extent that the Portfolio's Class A, Class B and Class C shares do not have the same expenses.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                          1         5         10
                                        Year      Years      Years
--------------------------------------------------------------------------------
California      Return Before Taxes     5.81%     4.76%      5.19%
Municipal       ----------------------------------------------------------------
Class*          Return After Taxes
                  on Distributions      5.81%     4.68%      5.11%
                ----------------------------------------------------------------
                Return After Taxes on
                  Distributions and
                  Sale of Portfolio
                  Shares                4.95%     4.55%      4.97%
--------------------------------------------------------------------------------
Lehman          (reflects no
Brothers          deduction for
Five Year         fees, expenses,
General           or taxes)
Obligation
Municipal
Bond Index                              9.00%     5.80%      5.85%
--------------------------------------------------------------------------------


*     After-tax Returns:
      - Are shown for the Portfolio's California Municipal Class shares only and will vary for the Class A, Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's California Municipal Class shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
 8.25   -3.15   13.72    3.72   6.34    5.12    -0.06   8.53     4.57    5.81

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 5.48%, 1st quarter, 1995; and Worst Quarter was down -2.88%, 1st quarter, 1994.

Intermediate New York Municipal Portfolio
--------------------------------------------------------------------------------

The returns shown below in the Performance Table (before and after taxes) and Bar Chart are for the Portfolio's New York Municipal Class which is not offered in this Prospectus but would have substantially similar annual returns as the Portfolio's Class A, Class B and Class C shares because the shares are invested in the same portfolio of securities. The annual returns would differ only to the extent that the Portfolio's Class A, Class B and Class C shares do not have the same expenses.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                         1         5       10
                                       Year      Years    Years
--------------------------------------------------------------------------------
New York       Return Before Taxes     7.28%     5.00%     5.34%
Municipal      -----------------------------------------------------------------
Class*         Return After Taxes
                 on Distributions      7.27%     4.94%     5.25%
               -----------------------------------------------------------------
               Return After Taxes on
                 Distributions and
                 Sale of Portfolio
                 Shares                5.98%     4.81%     5.14%
--------------------------------------------------------------------------------
Lehman         (reflects no
Brothers         deduction for
Five Year        fees, expenses,
General          or taxes)
Obligation
Municipal
Bond Index                             9.00%     5.80%     5.85%
--------------------------------------------------------------------------------


*     After-tax Returns:
      - Are shown for the Portfolio's New York Municipal Class shares only and will vary for the Class A, Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's New York Municipal Class shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
 8.56   -2.55   12.97    3.53   6.54    5.21    -0.03   8.20     4.54    7.28

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 4.87%, 1st quarter, 1995; and Worst Quarter was down -2.90%, 1st quarter, 1994.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a particular Portfolio's investments as a whole. All of the Portfolios are subject to these risks and could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

o Interest Rate Risk. This is the risk that changes in interest rates will affect the value of a Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of a Portfolio's investments to decline. Many municipal securities have call features that allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. A Portfolio may lose any premium it has paid for the called security over its par value and the principal received by the Portfolio when a security is called is usually reinvested at lower yield.


      The Portfolios experience increased interest rate risk to the extent they invest in:


      --    lower rated securities or comparable unrated securities;

      --    debt securities with longer maturities;

      -- debt securities paying no current interest, such as zero coupon securities; or

      -- debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

o Credit Risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

o Municipal Market Risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the State Portfolios and Intermediate State Portfolios may invest a large portion of their assets in a particular state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political, regulatory occurrences or terrorism. To the extent that the National Portfolio or the Intermediate Diversified Municipal Portfolio invest in a particular state's municipal securities, these Portfolios are subject to the same risks. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

o Non-Diversification Risk. Concentration of investments in a small number of securities tends to increase risks. The State Portfolios and Intermediate State Portfolios are not "diversified." This means they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

o Derivatives Risk. The Portfolios use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as inverse floating rate instruments and reverse repurchase agreements may result in leverage, which can make the Portfolios more volatile and can compound other risks.

o Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous price. All of the Portfolios, particularly the State Portfolios and Intermediate State Portfolios, are subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent a Portfolio invests in debt securities whose sale may be restricted by law or by contract.


o Management Risk. Each Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

--------------------------------------------------------------------------------
                       FEES AND EXPENSES OF THE PORTFOLIOS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                            Class A Shares       Class B Shares          Class C Shares
                                                            --------------       --------------          ---------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                         4.25%                None                     None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)                    None                 3.0%*                    1.0**

Exchange Fee                                                None                 None                     None



--------------------------------------------------------------------------------

* Class B Shares of every Portfolio automatically convert to Class A Shares after 6 years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the 3rd year.
**    For Class C shares, the CDSC is 0% after the first year.


ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES

The Examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other portfolios. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                 Annual Operating Expenses                                                   Examples
-----------------------------------------------------------    --------------------------------------------------------------------
National Portfolio            Class A    Class B    Class C                      Class A  Class B+   Class B++  Class C+  Class C++
                              -------    -------    -------                      -------  --------   ---------  --------  ---------
  Management Fees                .63%       .63%       .63%    After 1st Yr       $  489   $  437     $  137     $  237    $  137
  Distribution (12b-1) Fees      .30%      1.00%      1.00%    After 3 Yrs. (c)   $  711   $  616     $  516     $  514    $  514
  Other Expenses                 .14%       .14%       .13%    After 5 Yrs. (c)   $  951   $  920     $  920     $  916    $  916
                               -----      -----       ----     After 10 Yrs. (c)  $1,639   $1,694(a)  $1,694(a)  $2,039    $2,039
  Total Portfolio
    Operating Expenses          1.07%      1.77%      1.76%
                               =====      =====       ====
  Waiver and/or Expense
    Reimbursement (b)           (.42)%     (.42)%     (.41)%
                               =====      =====       ====
  Net Expenses                   .65%      1.35%      1.35%
                               =====      =====       ====


Insured National
Portfolio                     Class A    Class B    Class C                      Class A  Class B+   Class B++  Class C+  Class C++
                              -------    -------    -------                      -------  --------   ---------  --------  ---------
  Management Fees                .62%       .62%       .62%    After 1st Yr       $  524   $  475     $  175     $  274    $  174
  Distribution (12b-1) Fees      .30%      1.00%      1.00%    After 3 Yrs. (c)   $  757   $  667     $  567     $  564    $  564
  Other Expenses                 .21%       .22%       .21%    After 5 Yrs. (c)   $1,010   $  984     $  984     $  979    $  979
                               -----      -----       ----     After 10 Yrs. (c)  $1,731   $1,792(a)  $1,792(a)  $2,138    $2,138
  Total Portfolio
    Operating Expenses          1.13%      1.84%      1.83%
                               =====      =====       ====
  Waiver and/or Expense
    Reimbursement (b)           (.12)%     (.12)%     (.12)%
                               =====      =====       ====
  Net Expenses                  1.01%      1.72%      1.71%
                               =====      =====       ====


California Portfolio          Class A    Class B    Class C                      Class A  Class B+   Class B++  Class C+  Class C++
                              -------    -------    -------                      -------  --------   ---------  --------  ---------
  Management Fees                .63%       .63%       .63%    After 1st Yr       $  499   $  449     $  149     $  249    $  149
  Distribution (12b-1) Fees      .30%      1.00%      1.00%    After 3 Yrs. (c)   $  709   $  617     $  517     $  514    $  514
  Other Expenses                 .08%       .09%       .08%    After 5 Yrs. (c)   $  936   $  909     $  909     $  905    $  905
                               -----      -----       ----     After 10 Yrs. (c)  $1,587   $1,647(a)  $1,647(a)  $1,999    $1,999
  Total Portfolio
    Operating Expenses          1.01%      1.72%      1.71%
                               =====      =====       ====
  Waiver and/or Expense
    Reimbursement (b)           (.25)%     (.26)%     (.25)%
                               =====      =====       ====
  Net Expenses                   .76%      1.46%      1.46%
                               =====      =====       ====


--------------------------------------------------------------------------------

+     Assumes redemption at end of period.
++    Assumes no redemption at end of period.
(a)   Assumes Class B shares convert to Class A shares after 6 years.
(b) Alliance has contractually agreed to waive a portion of its advisory fee and/or reimburse the Portfolio for a portion of its operating expenses to the extent necessary to maintain the Portfolio's distribution rate, as determined from time to time by the Board of Directors (the "Distribution Rate"). This waiver extends through the Portfolio's current fiscal year and may be extended by Alliance for additional one-year terms. The table reflects the current level of this waiver/reimbursement. The amount of this waiver/reimbursement may vary from time to time as is necessary to maintain the Distribution Rate.
(c) These examples assume that Alliance's agreement to waive management fees and/or bear Portfolio operating expenses is not extended beyond its current period.

              Annual Operating Expenses                                                   Examples
------------------------------------------------------  ----------------------------------------------------------------------

Insured California
Portfolio                    Class A  Class B  Class C                    Class A  Class B+    Class B++   Class C+  Class C++
                             -------  -------  -------                    -------  --------    ---------   --------  ---------
  Management Fees              .55%     .55%     .55%   After 1st Yr       $  526   $  476      $  176      $  276    $  176
  Distribution (12b-1) Fees    .30%    1.00%    1.00%   After 3 Yrs        $  739   $  645      $  545      $  545    $  545
  Other Expenses               .18%     .18%     .18%   After 5 Yrs        $  969   $  939      $  939      $  939    $  939
                             -----    -----    -----    After 10 Yrs       $1,631   $1,686(a)   $1,686(a)   $2,041    $2,041
  Total Portfolio
    Operating Expenses        1.03%    1.73%    1.73%
                             =====    =====    =====


Arizona Portfolio            Class A  Class B  Class C                    Class A  Class B+    Class B++   Class C+  Class C++
                             -------  -------  -------                    -------  --------    ---------   --------  ---------
Management Fees                .63%     .63%     .63%   After 1st Yr       $  501   $  451      $  151      $  251    $  151
  Distribution (12b-1) Fees    .30%    1.00%    1.00%   After 3 Yrs. (c)   $  734   $  639      $  539      $  539    $  539
  Other Expenses               .19%     .19%     .19%   After 5 Yrs. (c)   $  984   $  954      $  954      $  954    $  954
                             -----    -----    -----    After 10 Yrs. (c)  $1,701   $1,756(a)   $1,756(a)   $2,109    $2,109
  Total Portfolio
    Operating Expenses        1.12%    1.82%    1.82%
                             =====    =====    =====
  Waiver and/or Expense
    Reimbursement (b)         (.34)%   (.34)%   (.34)%
                             =====    =====    =====
Net Expenses                   .78%    1.48%    1.48%
                             =====    =====    =====


Florida Portfolio            Class A  Class B  Class C                    Class A  Class B+    Class B++   Class C+  Class C++
                             -------  -------  -------                    -------  --------    ---------   --------  ---------
  Management Fees              .63%     .63%     .63%   After 1st Yr       $  501   $  451      $  151      $  251    $  151
  Distribution (12b-1) Fees    .30%    1.00%    1.00%   After 3 Yrs. (c)   $  727   $  633      $  533      $  533    $  533
  Other Expenses               .16%     .16%     .16%   After 5 Yrs. (c)   $  972   $  941      $  941      $  941    $  941
  Total Portfolio                                       After 10 Yrs. (c)  $1,671   $1,726(a)   $1,726(a)   $2,080    $2,080
    Operating Expenses        1.09%    1.79%    1.79%
                             =====    =====    =====
   Waiver and/or Expense
    Reimbursement (b)         (.31)%   (.31)%   (.31)%
                             =====    =====    =====
   Net Expenses                .78%    1.48%    1.48%
                             =====    =====    =====


Massachusetts Portfolio      Class A  Class B  Class C                    Class A  Class B+    Class B++   Class C+  Class C++
                             -------  -------  -------                    -------  --------    ---------   --------  ---------
  Management Fees              .63%     .63%     .63%   After 1st Yr       $  505   $  455      $  155      $  255    $  155
  Distribution (12b-1) Fees    .30%    1.00%    1.00%   After 3 Yrs. (c)   $  737   $  645      $  545      $  543    $  543
  Other Expenses               .19%     .20%     .19%   After 5 Yrs. (c)   $  988   $  961      $  961      $  957    $  957
                             -----    -----    -----    After 10 Yrs. (c)  $1,705   $1,765(a)   $1,765(a)   $2,113    $2,113
  Total Portfolio
    Operating Expenses        1.12%    1.83%    1.82%
                             =====    =====    =====
  Waiver and/or Expense
    Reimbursement (b)         (.30)%   (.31)%   (.30)%
                             =====    =====    =====
  Net Expenses                 .82%    1.52%    1.52%
                             =====    =====    =====


Michigan Portfolio           Class A  Class B  Class C                    Class A  Class B+    Class B++   Class C+  Class C++
                             -------  -------  -------                    -------  --------    ---------   --------  ---------
  Management Fees              .63%     .63%     .63%   After 1st Yr       $  524   $  474      $  174      $  274    $  174
  Distribution (12b-1) Fees    .30%    1.00%    1.00%   After 3 Yrs. (c)   $  774   $  683      $  583      $  585    $  585
  Other Expenses               .28%     .29%     .30%   After 5 Yrs. (c)   $1,043   $1,017      $1,017      $1,022    $1,022
                             -----    -----    -----    After 10 Yrs. (c)  $1,812   $1,872(a)   $1,872(a)   $2,236    $2,236
  Total Portfolio
    Operating Expenses        1.21%    1.92%    1.93%
                             =====    =====    =====
  Waiver and/or Expense
    Reimbursement (b)         (.20)%   (.21)%   (.22)%
                             =====    =====    =====
Net Expenses                  1.01%    1.71%    1.71%
                             =====    =====    =====


Minnesota Portfolio          Class A  Class B  Class C                    Class A  Class B+    Class B++   Class C+  Class C++
                             -------  -------  -------                    -------  --------    ---------   --------  ---------
  Management Fees              .63%     .63%     .63%   After 1st Yr       $  513   $  463      $  163      $  263    $  163
  Distribution (12b-1) Fees    .30%    1.00%    1.00%   After 3 Yrs. (c)   $  780   $  687      $  587      $  587    $  587
  Other Expenses               .36%     .36%     .36%   After 5 Yrs. (c)   $1,067   $1,037      $1,037      $1,037    $1,037
                             -----    -----    -----    After 10 Yrs. (c)  $1,883   $1,938(a)   $1,938(a)   $2,285    $2,285
  Total Portfolio
    Operating Expenses        1.29%    1.99%    1.99%
                             =====    =====    =====
  Waiver and/or Expense
    Reimbursement (b)         (.39)%   (.39)%   (.39)%
                             =====    =====    =====
  Net Expenses                 .90%    1.60%    1.60%
                             =====    =====    =====


--------------------------------------------------------------------------------

+     Assumes redemption at end of period.
++    Assumes no redemption at end of period.
(a)   Assumes Class B shares convert to Class A shares after 6 years.
(b) Alliance has contractually agreed to waive a portion of its advisory fee and/or reimburse the Portfolio for a portion of its operating expenses to the extent necessary to maintain the Portfolio's distribution rate, as determined from time to time by the Board of Directors (the "Distribution Rate"). This waiver extends through the Portfolio's current fiscal year and may be extended by Alliance for additional one-year terms. The table reflects the current level of this waiver/reimbursement. The amount of this waiver/reimbursement may vary from time to time as is necessary to maintain the Distribution Rate.
(c) These examples assume that Alliance's agreement to waive management fees and/or bear Portfolio operating expenses is not extended beyond its current period.

                Annual Operating Expenses                                                   Examples
--------------------------------------------------------   -----------------------------------------------------------------------
New Jersey Portfolio         Class A   Class B   Class C                      Class A   Class B+   Class B++   Class C+  Class C++
                             -------   -------   -------                      -------   --------   ---------   --------  ---------
  Management Fees               .63%      .63%      .63%   After 1st Yr        $  510    $  460     $  160      $  260    $  160
  Distribution (12b-1) Fees     .30%     1.00%     1.00%   After 3 Yrs. (c)    $  740    $  648     $  548      $  546    $  546
  Other Expenses                .18%      .19%      .18%   After 5 Yrs. (c)    $  988    $  962     $  962      $  958    $  958
                              -----     -----     -----    After 10 Yrs. (c)   $1,699    $1,759(a)  $1,759(a)   $2,107    $2,107
  Total Portfolio
    Operating Expenses         1.11%     1.82%     1.81%
                              =====     =====     =====
  Waiver and/or Expense
    Reimbursement (b)          (.24)%    (.25)%    (.24)%
                              =====     =====     =====
  Net Expenses                  .87%     1.57%     1.57%
                              =====     =====     =====


New York Portfolio           Class A   Class B   Class C                      Class A   Class B+   Class B++   Class C+  Class C++
                             -------   -------   -------                      -------   --------   ---------   --------  ---------
  Management Fees               .63%      .63%      .63%   After 1st Yr        $  482    $  431     $  131      $  231    $  131
  Distribution (12b-1) Fees     .30%     1.00%     1.00%   After 3 Yrs. (c)    $  700    $  613     $  513      $  510    $  510
  Other Expenses                .12%      .15%      .14%   After 5 Yrs. (c)    $  936    $  919     $  919      $  914    $  914
                              -----     -----     -----    After 10 Yrs. (c)   $1,612    $1,684(a)  $1,684(a)   $2,044    $2,044
  Total Portfolio
    Operating Expenses         1.05%     1.78%     1.77%
                              =====     =====     =====
  Waiver and/or Expense
    Reimbursement (b)          (.47)%    (.49)%    (.48)%
                              =====     =====     =====
  Net Expenses                  .58%     1.29%     1.29%
                              =====     =====     =====


Ohio Portfolio               Class A   Class B   Class C                      Class A   Class B+   Class B++   Class C+  Class C++
                             -------   -------   -------                      -------   --------   ---------   --------  ---------
  Management Fees               .63%      .63%      .63%   After 1st Yr        $  508    $  458     $  158      $  258    $  158
  Distribution (12b-1) Fees     .30%     1.00%     1.00%   After 3 Yrs. (c)    $  746    $  653     $  553      $  553    $  553
  Other Expenses                .22%      .22%      .22%   After 5 Yrs. (c)    $1,003    $  973     $  973      $  973    $  973
                              -----     -----     -----    After 10 Yrs. (c)   $1,738    $1,793(a)  $1,793(a)   $2,145    $2,145
  Total Portfolio
    Operating Expenses         1.15%     1.85%     1.85%
                              =====     =====     =====
  Waiver and/or Expense
    Reimbursement (b)          (.30)%    (.30)%    (.30)%
                              =====     =====     =====
  Net Expenses                  .85%     1.55%     1.55%
                              =====     =====     =====


Pennsylvania Portfolio       Class A   Class B   Class C                      Class A   Class B+   Class B++   Class C+  Class C++
                             -------   -------   -------                      -------   --------   ---------   --------  ---------
  Management Fees               .63%      .63%      .63%   After 1st Yr        $  518    $  468     $  168      $  268    $  168
  Distribution (12b-1) Fees     .30%     1.00%     1.00%   After 3 Yrs. (c)    $  752    $  660     $  560      $  558    $  558
  Other Expenses                .20%      .21%      .20%   After 5 Yrs. (c)    $1,004    $  978     $  978      $  974    $  974
                              -----     -----     -----    After 10 Yrs. (c)   $1,726    $1,786(a)  $1,786(a)   $2,133    $2,133
  Total Portfolio
    Operating Expenses         1.13%     1.84%     1.83%
                              =====     =====     =====
  Waiver and/or Expense
    Reimbursement (b)          (.18)%    (.19)%    (.18)%
                              =====     =====     =====
  Net Expenses                  .95%     1.65%     1.65%
                              =====     =====     =====


Virginia Portfolio           Class A   Class B   Class C                      Class A   Class B+   Class B++   Class C+  Class C++
                             -------   -------   -------                      -------   --------   ---------   --------  ---------
  Management Fees               .63%      .63%      .63%   After 1st Yr        $  495    $  445     $  145      $  245    $  145
  Distribution (12b-1) Fees     .30%     1.00%     1.00%   After 3 Yrs. (c)    $  734    $  642     $  542      $  542    $  542
  Other Expenses                .22%      .23%      .23%   After 5 Yrs. (c)    $  991    $  965     $  965      $  965    $  965
                              -----     -----     -----    After 10 Yrs. (c)   $1,726    $1,787(a)  $1,787(a)   $2,144    $2,144
  Total Portfolio
    Operating Expenses         1.15%     1.86%     1.86%
                              =====     =====     =====
  Waiver and/or Expense
    Reimbursement (b)          (.43)%    (.44)%    (.44)%
                              =====     =====     =====
  Net Expenses                  .72%     1.42%     1.42%
                              =====     =====     =====


--------------------------------------------------------------------------------

+     Assumes redemption at end of period.
++    Assumes no redemption at end of period.
(a)   Assumes Class B shares convert to Class A shares after 6 years.
(b) Alliance has contractually agreed to waive a portion of its advisory fee and/or reimburse the Portfolio for a portion of its operating expenses to the extent necessary to maintain the Portfolio's distribution rate, as determined from time to time by the Board of Directors (the "Distribution Rate"). This waiver extends through the Portfolio's current fiscal year and may be extended by Alliance for additional one-year terms. The table reflects the current level of this waiver/reimbursement. The amount of this waiver/reimbursement may vary from time to time as is necessary to maintain the Distribution Rate.
(c) These examples assume that Alliance's agreement to waive management fees and/or bear Portfolio operating expenses is not extended beyond its current period.

                Annual Operating Expenses                                                Examples
-------------------------------------------------------   ---------------------------------------------------------------------

Intermediate Diversified
Municipal Portfolio           Class A  Class B  Class C                    Class A  Class B+    Class B++   Class C+  Class C++
                              -------  -------  -------                    -------  --------    ---------   --------  ---------
  Management Fees               .48%     .48%     .48%    After 1st Year    $  517   $  468      $  168      $  268    $  168
  Distribution (12b-1) Fees     .30%    1.00%    1.00%    After 3 Years     $  712   $  620      $  520      $  520    $  520
  Other Expenses                .16%     .17%     .17%    After 5 Years     $  923   $  897      $  897      $  897    $  897
                               ----    -----    -----     After 10 Years    $1,531   $1,591(a)   $1,591(a)   $1,955    $1,955
  Total Portfolio
    Operating Expenses          .94%    1.65%    1.65%
                               ====    =====    =====


Intermediate California
Municipal Portfolio          Class A   Class B  Class C                   Class A  Class B+    Class B++   Class C+  Class C++
                             -------   -------  -------                   -------  --------    ---------   --------  ---------
  Management Fees               .50%     .50%     .50%   After 1st Year    $  520   $  471      $  171      $  271    $  171
  Distribution (12b-1) Fees     .30%    1.00%    1.00%   After 3 Years     $  721   $  630      $  530      $  530    $  530
  Other Expenses                .17%     .18%     .18%   After 5 Years     $  938   $  913      $  913      $  913    $  913
                               ----    -----    -----    After 10 Years    $1,564   $1,625(a)   $1,625(a)   $1,987    $1,987
  Total Portfolio
    Operating Expenses          .97%    1.68%    1.68%
                               ====    =====    =====


Intermediate New York
Municipal Portfolio          Class A   Class B  Class C                   Class A  Class B+    Class B++   Class C+  Class C++
                             -------   -------  -------                   -------  --------    ---------   --------  ---------
  Management Fees               .50%     .50%     .50%   After 1st Year    $  518   $  470      $  170      $  269    $  169
  Distribution (12b-1) Fees     .30%    1.00%    1.00%   After 3 Years     $  715   $  626      $  526      $  523    $  523
  Other Expenses                .15%     .17%     .17%   After 5 Years     $  928   $  907      $  907      $  902    $  902
                               ----    -----    -----    After 10 Years    $1,542   $1,609(a)   $1,609(a)   $1,965    $1,965
  Total Portfolio
    Operating Expenses          .95%    1.67%    1.66%
                               ====    =====    =====


--------------------------------------------------------------------------------

+     Assumes redemption at end of period.
++    Assumes no redemption at end of period.
(a)   Assumes Class B shares convert to Class A shares after 6 years.



--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

AMT-Exempt bonds are municipal securities with interest that is not subject to the AMT.

AMT-Subject bonds are municipal securities with interest that is an item of "tax preference" and thus subject to the AMT when received by a person in a tax year during which the person is subject to the AMT. These securities are primarily private activity bonds, including revenue bonds.

Bonds are fixed, floating and variable rate debt obligations and may include zero coupon securities.

High Quality Commercial Notes are commercial notes rated MIG-2 (or VMIG-2) or higher by Moody's or SP-2 or higher by S&P.

Insured Securities are municipal securities that are insured as to the payment of principal and interest.

Lower-rated municipal securities are municipal securities rated Ba or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Medium-quality municipal securities are municipal securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch, or determined by Alliance to be of equivalent quality.

Municipal securities are debt obligations issued by (i) in the case of the National, Intermediate Diversified Municipal and Insured National Portfolios, states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations and (ii) in the case of each of the State Portfolios and Intermediate State Portfolios, the named state and its respective political subdivisions, agencies and instrumentalities. Municipal securities include municipal bonds, which are intended to meet longer-term capital needs and municipal notes, which are intended to fulfill short-term capital needs.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

Zero coupon securities are bonds, notes and other debt securities issued without interest coupons.

COMPANIES AND RATING AGENCIES


Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Moody's is Moody's Investors Service, Inc.


S&P is Standard & Poor's Ratings Services.

OTHER

AMT is the federal alternative minimum tax.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

1940 Act is the Investment Company Act of 1940, as amended.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives and principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:


o Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices and Additional Risk Considerations following this section.


o Additional descriptions of each Portfolio's strategies, investments and risks, as well as other strategies and investments not described below, may be found in the Portfolio's Statement of Additional Information or SAI.


o Except as noted, (i) the Portfolios' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolios' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities held by a Portfolio after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.


INVESTMENT OBJECTIVES

Alliance Municipal Portfolios:


The investment objective of each Alliance Municipal Portfolio, other than the Insured California Portfolio, is to earn the highest level of current income, exempt from Federal and state taxation to the extent described in this Prospectus, that is available without assuming what Alliance considers to be undue risk, by investing principally in high-yielding, predominantly medium quality, municipal securities. The investment objective of the Insured California Portfolio is to provide as high a level of current income, exempt from Federal income tax and California personal income tax as is consistent with preservation of capital.


Alliance Intermediate Municipal Portfolios:

The investment objective of each Alliance Intermediate Municipal Portfolio is to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Municipal Portfolio, California state taxes and in the case of the Intermediate New York Municipal Portfolio, New York state and local taxes). The investment objectives of the Alliance Intermediate Municipal Portfolios are not fundamental.

PRINCIPAL POLICIES

Alliance Municipal Portfolios:

As a matter of fundamental policy, each Alliance Municipal Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest which is exempt from federal income tax (including AMT for the Insured National Portfolio and Insured California Portfolio). For purposes of this policy, net assets include any borrowings for investment purposes. Each Alliance Municipal Portfolio invests at least 75% of its total assets in municipal securities rated Baa or higher by Moody's or BBB or higher by S&P or Fitch, or, if unrated, determined by Alliance to be of equivalent quality. The average dollar weighted maturity of the securities in each Alliance Municipal Portfolio will normally range between 10 and 30 years.

Each Alliance Municipal Portfolio also may invest up to 35% of its total assets in zero coupon securities.

National and Insured National Portfolios. The Insured National Portfolio also invests, under normal circumstances, at least 80% of its net assets in insured securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. As a matter of fundamental policy, the Insured National Portfolio, under normal circumstances, invests at least 65% of its total assets in insured securities. The National and Insured National Portfolios may invest 25% or more of their total assets in municipal securities whose issuers are located in the same state. The National Portfolio invests principally in, and is permitted to invest without limit in, AMT-Subject bonds and the Insured National Portfolio invests principally in AMT-Exempt bonds.

State Portfolios. As a matter of fundamental policy, each State Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state's income tax, or in the case of Florida, the Florida intangible personal property tax. For purposes of this policy, net assets include any borrowings for investment purposes. Each State Portfolio is non-diversified and, except for the Insured California Portfolio, may invest without limit in AMT-Subject bonds.

The Insured California Portfolio invests, under normal circumstances, at least 80% of its net assets in insured securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. As a matter of fundamental policy, the Insured California Portfolio, under normal circumstances, invests at least 65% of its total assets in insured securities.

Each State Portfolio may invest in municipal securities issued by governmental entities (for example, U.S. territories) outside the named state if the municipal securities generate interest exempt from federal income tax and personal income tax (or the Florida intangible personal property tax) in the named state. When Alliance believes that municipal securities of the named state that meet a State Portfolio's quality standards are not available, any State Portfolio may invest up to 20% of its total assets in securities whose interest payments are only federally tax-exempt.

Alliance Intermediate Municipal Portfolios:

As a matter of fundamental policy, each Alliance Intermediate Municipal Portfolio invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, each of the Intermediate State Portfolios invests, under normal circumstances, at least 80% of its net assets in municipal securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax. For purposes of these policies, net assets include any borrowings for investment purposes. Each Intermediate State Portfolio is non-diversified.

The Intermediate Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.


Each Alliance Intermediate Municipal Portfolio will invest at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated municipal notes.

Each Alliance Intermediate Municipal Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around 5 years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% should interest rates fall 1%. In managing an Alliance Intermediate Municipal Portfolio, Alliance may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. Alliance may moderately shorten the average duration of an Alliance Intermediate Municipal Portfolio when Alliance expects interest rates to rise and modestly lengthen average duration when Alliance anticipates that rates will fall.


Each Alliance Intermediate Municipal Portfolio also may:

      -- invest up to 20% of its total assets in fixed-income securities rated below investment grade (BB or B by national rating agencies);

      -- invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in Alliance's opinion, these securities will enhance the after-tax return for the Portfolio's investors;

      -- invest in certain types of mortgage-related securities such as "Interest Only" (IO) or "Principal Only" (PO) securities, and

      --    use derivatives, such as options, futures, forwards and swaps.

Municipal Securities. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.


Municipal securities are typically classified as either "general obligation" or "revenue" (or "special tax") bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Each Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Each Alliance Municipal Portfolio may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolios may invest in municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.


Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, a Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

The high tax-free yields sought by the Portfolios are generally obtainable from medium-quality municipal securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. It is expected that normally no Alliance Municipal Portfolio will retain a municipal security downgraded below Caa by Moody's and CCC by S&P and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration. Alliance may, however, choose to retain such a security if it determines that doing so is in the best interests of the Alliance Municipal Portfolio and its shareholders; provided, however, that securities subject to such a downgrade will at no time comprise more than 10% of a Portfolio's net assets. No Alliance Intermediate Municipal Portfolio will retain a security downgraded below B by Moody's, S&P and Fitch.

Unrated municipal securities may be purchased by a Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.


As of the following Portfolios' fiscal years ended in 2002, the percentages of the Portfolios' total assets invested in securities rated in particular rating categories by S&P or, if not rated by S&P, considered by Alliance to be of equivalent quality to such ratings, and the percentage of the Portfolios' net assets invested in AMT-Subject bonds, were as follows:

                                                     BELOW      AMT-
                                                  INVESTMENT   SUBJECT
PORTFOLIO         AAA      AA       A        BBB     GRADE      BONDS
---------         ---      --       -        ---     -----      -----

Alliance
Municipal
Portfolios:

National          40%       9%      18%      17%      16%        43%

Insured
  National        72       21        2       --        5          0

Arizona           53       11        7       13       16         24

California        46        9       10       11       23         40

Insured
  California      87        2        8       --        3          0

Florida           42        8       14       14       22         45

Massachusetts     52       16        4       16       12         41

Michigan          57        6       16        6       15         20

Minnesota         49       20       21        4        5         37

New Jersey        60        8       14       12        5         47

New York          36       22       32        4        6         39

Ohio              50        3       18       19        9         42

Pennsylvania      36       23        9       16       15         44

Virginia          32       25       16        8       19         55

Alliance
Intermediate
Municipal
Portfolios:

Intermediate
  Diversified
  Municipal       58%      23%      10%       6%       5%        12%

Intermediate
  California
  Municipal       75       11       11        3        2         12

Intermediate
  New York
  Municipal       61       22       14        4        1          9

In recent years, California began a large scale deregulation of its power utility industry. One aspect of this deregulation is a mandatory cap on energy prices that California utilities can charge to their customers. Recent significant increases in the market cost of energy purchased by many California utilities has caused these utilities to come under financial pressures, as they have been unable to pass these increased costs to their customers. As a result, many power utilities experienced difficulty purchasing sufficient energy to meet demand and difficulty paying their suppliers. Some California utilities have suspended debt service payments on outstanding debt or payments to suppliers. The California Portfolio holds municipal securities issued by two utility companies that have experienced these difficulties: Pacific Gas and Electric ("PG&E") and Southern California Edison ("SCE"), two of the largest California utility companies. The municipal securities owned by the California Portfolio are pollution control bonds which are secured as to the ultimate payment of principal by first mortgage bonds backed by substantially all of the real property and assets of PG&E and SCE. To date, all interest payments on these bonds have been made. Alliance believes that the current value of this collateral is substantially in excess of the issuer's obligations on the bonds. The California Portfolio's interests in the bonds ranks equally with the interests of the other secured bond holders. As of December 31, 2002, PG&E and SCE comprised, respectively, approximately 6.90% and 1.41% of the California Portfolio's total assets.

On April 6, 2001 PG&E filed a voluntary petition of relief under Chapter 11 of the Bankruptcy Code. SCE has been able to avert bankruptcy and its financial condition has improved. Moody's and S&P's current ratings of PG&E and SCE's long term secured debt are, for PG&E, B3 from Moody's and CCC from S&P and, for SCE, Ba2 and BB. Although California state officials and the utilities are continuing to attempt to find a solution to the electricity supply and pricing problems, it is unclear at this time how the credit ratings of these municipal securities will be affected. Alliance continues to monitor this situation.

All Portfolios may use derivatives, such as options, futures, forwards and swap transactions, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Each Portfolio also may invest in municipal securities that have fixed, variable, floating, or inverse floating rates of interest.


Insurance Feature of the Insured National and Insured California Portfolios. The Insured National Portfolio and Insured California Portfolio normally invest at least 80% of their net assets in insured securities. Based upon the expected composition of each of the Insured National Portfolio and Insured California Portfolios, Alliance estimates that the annual premiums for insurance will range from .12 of 1% to .75 of 1% of the average net assets of each Portfolio. Although the insurance feature reduces certain financial risks, the premiums for insurance, which are paid from each of the Portfolio's assets, will reduce their current yields. Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional credit support. While insurance for municipal securities held by the Insured National Portfolio and Insured California Portfolio reduces credit risk by insuring that the Portfolios will receive payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates or other factors.

The Insured National Portfolio and Insured California Portfolio may obtain insurance on their municipal securities or purchase insured municipal securities covered by policies issued by any insurer having a claims-paying ability rated A or higher by Moody's, S&P or Fitch. No more than 25% of each Portfolio's total assets may be invested in insured municipal securities covered by policies issued by insurers having a claims-paying ability rated below AA by Moody's, S&P or Fitch.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes certain of the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section. There can be no assurance that at any given time a Portfolio will engage in any of these derivative or other practices.

Derivatives. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depend on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index).

o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specified price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. Forward contracts are customized, privately-negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.


o Swaps--A swap is a customized, privately-negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. The notional principal amount is used solely to calculate the payment streams but is not exchanged. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment, by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

      The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Alliance Municipal Portfolios will enter into swap transactions only with counterparties whose debt securities have ratings of at least A (or the equivalent), and, with respect to the Alliance Intermediate Municipal Portfolios, the highest rating category of at least one nationally recognized statistical rating organization, or, in either case, counterparties with guarantors with debt securities having such ratings.


Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities" or "hybrid" investments. Examples of these securities are described below under "Variable, Floating and Inverse Floating Rate Instruments." No Alliance Intermediate Municipal Portfolio will invest more than 20% of its total assets in these investments.

The judicious use of derivatives by highly-experienced investment managers, such as Alliance, can be quite beneficial. Derivatives, however, involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Portfolio.

o Market Risk--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

o Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an investment portfolio, and the ability to forecast price and interest rate movements correctly.

o Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of the counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

o Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

o Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

o Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates, and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates, or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolios. The following describes specific derivatives that one or more of the Portfolios may use.


Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.


Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios intend to write covered put and call options and purchase put and call options on municipal securities and U.S. Government securities that are traded on U.S. exchanges. The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. There are no specific limitations on the writing and purchasing of options by the Alliance Municipal Portfolios. No Alliance Intermediate Municipal Portfolio will write any option if immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.


A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Alliance Municipal Portfolios will write uncovered call or put options. The Alliance Intermediate Municipal Portfolios will write only covered options or other derivatives or financial instruments. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written (or it holds a call option with an exercise price that is greater than that of the call option it has written, if the difference is maintained by the Portfolio in liquid assets in a segregated account). A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written or if the Portfolio maintains liquid assets in a segregated account with a value equal to the exercise price.


The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

An Alliance Municipal Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." An Alliance Municipal Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved from other hedging strategies.

The Portfolios may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Futures Contracts and Options on Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on municipal securities or U.S. Government securities and contracts based on any index of municipal securities or U.S. Government securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges and will be used only for hedging purposes. The Alliance Intermediate Municipal Portfolios may invest in options on futures contracts also to manage the effective maturity or duration of fixed-income securities. No Alliance Municipal Portfolio will enter into a futures contract or option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Portfolio and the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of its total assets. No Alliance Intermediate Municipal Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Portfolio that may enter into interest rate swap, cap, or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Alliance Intermediate Municipal Portfolios may also enter into these transactions as a duration management technique. The Portfolios do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.


There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio that is permitted to enter into such transactions. No Alliance Intermediate Municipal Portfolio will use swaps to leverage the Portfolio. Caps and floors may be less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.


Forward Commitments. Each Portfolio may purchase or sell municipal securities on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by an Alliance Municipal Portfolio if, as a result, the Portfolio's aggregate forward commitments under such transactions would be more than 20% of its total assets.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

Loans of Portfolio Securities. Each Alliance Intermediate Municipal Portfolio may make secured loans of its portfolio securities up to 30% of its total assets to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The

Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan of portfolio securities.

Variable, Floating and Inverse Floating Rate Instruments. Fixed-income securities may have fixed, variable, or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

Each Portfolio may invest in Variable Rate Demand Notes (VRDN) which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Each Portfolio may invest in "inverse floaters," which are securities with two variable components that, when combined, result in a fixed interest rate. The "auction component" typically pays an interest rate that is reset periodically through an auction process, while the "residual component" pays a current residual interest rate based on the difference between the total interest paid on the securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components. When an inverse floater is in the residual mode (leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility of market value, such that the market values of inverse floaters tend to decrease more rapidly during periods of rising interest rates, and increase more rapidly during periods of falling interest rates, than those of fixed-rate securities.

Zero Coupon Securities. Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Illiquid Securities. Each Portfolio will limit its investments in illiquid securities to 15% (10% for the National Portfolio, Insured National Portfolio, New York Portfolio, California Portfolio, and Insured California Portfolio) of its net assets. Illiquid securities generally include, (i) direct placements or other securities for which there is no readily available market (e.g. when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. Alliance will monitor the liquidity of each Portfolio's Rule 144A portfolio securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

Repurchase Agreements. A Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Portfolio's ability to enter into repurchase agreements. The Portfolios may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).

Temporary Defensive Position. For temporary defensive purposes when business or financial conditions warrant, each Portfolio may invest without limit in other municipal securities that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents (limited, in the case of the Florida Portfolio, to short-term U.S. Government securities or repurchase agreements). While the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objective.

Portfolio Turnover. The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by a Portfolio and its shareholders. The execution costs for municipal securities, however, are substantially less than those for equivalent dollar values of equity securities.

ADDITIONAL RISK CONSIDERATIONS

Municipal Securities. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities held by a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and unrated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

Investments in Lower-Rated Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P and Fitch (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, attention to current developments and trends in interest rates, and economic and political conditions. There can, however, be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, Alliance will attempt to identify issuers of lower-rated securities whose financial condition are adequate to meet future obligations, has improved, or is expected to improve in the future.

Leverage. When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Each Portfolio may create leverage by using reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

Unrated Securities. Alliance also will consider investments in unrated securities for a Portfolio when Alliance believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with the Portfolio's objective and policies.

Non-diversified Status. Each of the State Portfolios and Intermediate State Portfolios is a "non-diversified" investment company, which means the Portfolio may invest more of its assets in a relatively smaller number of issuers. Because each State Portfolio and Intermediate State Portfolio will normally invest solely or substantially in municipal securities of a particular state, it is more susceptible to local risk factors than a geographically diversified municipal securities portfolio. These risks arise from the financial condition of a particular state and its municipalities. If state or local governmental entities are unable to meet their financial obligations, the income derived by the State Portfolios and Intermediate State Portfolios, their ability to preserve or realize appreciation of their portfolio assets and their liquidity could be impaired. Each Portfolio's SAI provides specific information about the state in which a Portfolio invests.

--------------------------------------------------------------------------------
                          MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

Investment Adviser and Portfolio Manager


Each Portfolio's Adviser is Alliance Capital Management L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international adviser supervising client accounts with assets as of December 31, 2002 totaling approximately $386 billion (of which approximately $140 billion represented assets of investment companies). As of September 30, 2002, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 44 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 54 registered investment companies managed by Alliance, comprising 126 separate investment portfolios, currently have approximately 7 million shareholder accounts.


Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid Alliance as a percentage of average daily net assets:


                                      Fee as a
                                    percentage of
                                    average daily          Fiscal
Portfolio                            net assets*         Year Ending
--------                           --------------       ------------
Alliance Municipal
Portfolios:
National Portfolio .............        .20%              10/31/02
Insured National
  Portfolio ....................        .50%              10/31/02
California Portfolio ...........        .38%              10/31/02
Insured California
  Portfolio ....................        .55%              10/31/02
Arizona Portfolio ..............        .29%               9/30/02
Florida Portfolio ..............        .32%               9/30/02
Massachusetts
  Portfolio ....................        .33%               9/30/02
Michigan Portfolio .............        .51%               9/30/02
Minnesota Portfolio ............        .35%               9/30/02
New Jersey Portfolio ...........        .38%               9/30/02
New York Portfolio .............        .15%              10/31/02
Ohio Portfolio .................        .33%               9/30/02
Pennsylvania Portfolio .........        .45%               9/30/02
Virginia Portfolio .............        .26%               9/30/02

                                      Fee as a
                                    percentage of
                                    average daily          Fiscal
Portfolio                            net assets*         Year Ending
--------                           --------------       ------------
Alliance Intermediate
Municipal Portfolios:
Intermediate Diversified
  Municipal Portfolio ..........         .48%              9/30/02
Intermediate California
  Municipal Portfolio ..........         .50%              9/30/02
Intermediate New York
  Municipal Portfolio ..........         .50%              9/30/02


--------------------------------------------------------------------------------

* Fees are stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

The employees of Alliance principally responsible for each Alliance Municipal Portfolio's investment program are Mr. David M. Dowden, and Mr. Terrance T. Hults. Messrs. Dowden and Hults have served in this capacity for each Alliance Municipal Portfolio since 1994 and 1995, respectively. Mr. Dowden is a Vice President of ACMC with which he has been associated since 1994. Mr. Hults is a Vice President of ACMC with which he has been associated since 1995.

Investment decisions for each Alliance Intermediate Municipal Portfolio are made by Investment Policy Groups of Alliance employees. No one person is primarily responsible for making recommendations to the Investment Policy Groups.

The Portfolios' SAIs have more detailed information about Alliance and other Portfolio service providers.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE PORTFOLIOS VALUE THEIR SHARES

The Portfolios' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, each Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Portfolios' directors believe accurately reflect fair market value.

Your order for the purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Portfolio. Your purchase of Portfolio shares may be subject to an initial sales charge. Sales of Portfolio shares may be subject to a contingent deferred sales charge or CDSC. See the Distribution Arrangements section of this Prospectus for details.

HOW TO BUY SHARES

You may purchase shares of any of the Portfolios through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Portfolios' principal underwriter, Alliance Fund Distributors, Inc., or AFD.

           Minimum investment amounts are:

           o Initial:                                   $1,000

           o Subsequent:                                $   50

           o Automatic Investment Program:              $   25

If you are an existing Portfolio shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application or the Shareholder Options form. Call (800) 221-5672 to arrange a transfer from your bank account.


Each Portfolio is required to withhold 30% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Portfolio with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

Each Portfolio may refuse any order to purchase shares. In particular, the Portfolios reserve the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.


HOW TO EXCHANGE SHARES


You may exchange your Portfolio shares for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Portfolios may modify, restrict, or terminate the exchange service on 60 days' written notice.


HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to a Portfolio) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).


o     Selling Shares Through Your Financial Representative


Your financial representative must receive your sales request before 4:00 p.m., Eastern time, and submit it to the Portfolio by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your financial representative is responsible for submitting all necessary documentation to the Portfolio and may charge you for this service.

o     Selling Shares Directly To A Portfolio

By Mail:

      -- Send a signed letter of instruction or stock power form, along with your certificates, to:


                     Alliance Global Investor Services, Inc.
                                 P.O. Box 786003
                           San Antonio, TX 78278-6003
                                 1-800-221-5672

      --    For certified or overnight deliveries, send to:

                     Alliance Global Investor Services, Inc.
                             8000 IH 10 W, 4th Floor
                              San Antonio, TX 78230


      -- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signature. Stock power forms are available from your financial intermediary, Alliance Global Investor Services, Inc. ("AGIS"), and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

      -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      -- A telephone request must be made by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.


      -- If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.


      -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      -- Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Portfolios declare dividends on their shares on each business day from the Portfolio's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. Each Portfolio pays dividends on its shares after the close of business on the twentieth day of each month or, if such day is not a business day, the first business day after that day. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate NAV as of the payment date of the dividend or distribution equal to the cash amount thereof.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.

There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends. The amount of any dividend or distribution paid on shares of a Portfolio must necessarily depend upon the realization of income and capital gains from the Portfolio's investments.

Taxes


Distributions to shareholders out of tax-exempt interest income earned by a Portfolio are not subject to federal income tax. Under current tax law, some individuals and corporations may be subject to the AMT on distributions to shareholders out of income from the AMT-Subject bonds in which all Portfolios (other than the Insured National Portfolio and Insured

California Portfolio) invest. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings." Distributions from a Portfolio that are excluded from gross income will be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains. Since a Portfolio's investment income is derived from interest rather than dividends, no portion of its distributions is eligible for the dividends-received deduction available to corporations.


Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio is not deductible for federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject bonds should consult their tax advisers before purchasing shares of a Portfolio.

If you buy shares just before a Portfolio deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a distribution, which may be taxable.

The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.

The Portfolios anticipate that substantially all of their dividends will be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from a Portfolio, including distributions that are exempt from federal income taxes. The Portfolios will report annually to shareholders the percentage and source of interest earned by a Portfolio that is exempt from federal income tax and, except in the case of the National Portfolio, Insured National Portfolio and Intermediate Diversified Municipal Portfolio, relevant state and local personal income taxes and, in the case of the Florida Portfolio, the portion of the net asset value of such Portfolio that is exempt from Florida intangible personal property tax.

Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolios.

State Portfolios and Intermediate State Portfolios:

Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Distributions of capital gains will be subject to Arizona income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for purposes of the Arizona income tax.

California, Insured California and Intermediate California Municipal Portfolios. It is anticipated that substantially all of the dividends paid by these Portfolios will be exempt from California personal income tax.

Florida Portfolio. It is anticipated that Portfolio shares will be exempt from the Florida intangible personal property tax. Florida does not impose an individual income tax. Dividends paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax.

Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the state personal and fiduciary income taxes at capital gains tax rates. Distributions paid to corporate shareholders are subject to the Massachusetts corporate excise tax.

Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Michigan income, intangible and single business taxes and from the uniform city income tax imposed by certain Michigan cities. Distributions representing income derived from the Portfolio from sources other than Michigan municipal securities and U.S. Government securities, including capital gains distributions, are subject to Michigan income and single business taxes.

Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Certain individuals may be subject to the Minnesota alternative minimum tax on distributions attributable to Portfolio income from AMT-Subject bonds. Distributions to corporate shareholders are subject to the Minnesota franchise tax.

New Jersey Portfolio. It is anticipated that substantially all of the income dividends and capital gains distributions paid by the Portfolio to individuals and fiduciaries will be exempt from the New Jersey personal income tax. Exempt interest-dividends paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax.


New York Portfolio and Intermediate New York Municipal Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolios will be exempt from New York State and New York City personal and fiduciary income taxes. Distributions of capital gains will be subject to these taxes. Interest on indebtedness incurred to buy or carry shares of the Portfolios generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the franchise tax. The value of shares of the Portfolios will be included in computing investment capital or business capital (but not both) for purposes of the franchise tax.


Ohio Portfolio. It is anticipated that substantially all distributions of income and capital gains paid by the Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includable in the net income tax base of the Ohio franchise tax. Shares of the Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

Pennsylvania Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and Pennsylvania corporate net income tax, and that shares of the Portfolio will be exempt from Pennsylvania county personal property taxes (a tax which no county imposes at present). Distributions of capital gains will be subject to Pennsylvania individual, fiduciary and corporate income taxes but will not be taxable for purposes of the Philadelphia School District investment net income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.


Virginia Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Virginia individual, estate, trust, and corporate income taxes. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) generally will be subject to Virginia income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for Virginia income tax purposes.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------


Share Classes. The Portfolios offer three classes of shares through this Prospectus.


CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE

You can purchase Class A shares at NAV with an initial sales charge, as follows:

                                Initial Sales Charge
                                --------------------
                                                         Commission
                                                             to
                                as % of                 Dealer/Agent
                                  Net        as % of       as % of
                                Amount      Offering      Offering
Amount Purchased               Invested       Price         Price
-----------------             ----------   -----------  ------------
Up to $100,000                    4.44%        4.25%         4.00%
$100,000 up to $250,000           3.36         3.25          3.00
$250,000 up to $500,000           2.30         2.25          2.00
$500,000 up to $1,000,000         1.78         1.75          1.50


You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but you may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Portfolio's Combined Purchase Privilege, Cumulative Quantity Discount (Right of Accumulation), Statement of Intention, Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and the SAI about these options.


CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE

You can purchase Class B shares at NAV without an initial sales charge. A Portfolio will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 3 years of purchase. The CDSC varies depending on the number of years that you hold the shares. The CDSC amounts are:

                      Year Since Purchase            CDSC
                      ------------------            ------

                       First                            3%

                       Second                           2%

                       Third                            1%

                       Fourth                         None

If you exchange your shares for the Class B shares of another Alliance Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another Alliance Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES--ASSET-BASED SALES CHARGE ALTERNATIVE

You can purchase Class C shares at NAV without any initial sales charge. The Portfolio will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another Alliance Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1 year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Portfolio.

Asset-Based Sales Charge or Rule 12b-1 Fees. Each Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Portfolio's shares is:

                                         Rule 12b-1 Fee
                                        (as a percent of
                                        aggregate average
                                        daily net assets)
                                       -------------------
           Class A                              .30%
           Class B                             1.00%
           Class C                             1.00%

Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. All or a portion of these fees may be paid to financial intermediaries

Choosing a Class of Shares. The decision as to which class is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge, as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Portfolio shares acquired through an exchange, the cost of the Alliance Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Portfolios may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bi-monthly, or quarterly systematic withdrawal plan. See the Portfolio's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Portfolio, including requirements as to the minimum initial and subsequent investment amounts.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Portfolio may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Portfolio reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephonic requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.


Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number,
(800)-221-5672. Some services are described in the Subscription Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call (800)-227-4618.


Householding. Many shareholders of the Alliance Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all Alliance Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the independent auditors of the National Portfolio, Insured National Portfolio, California Portfolio, Insured California Portfolio, Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, New York Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio, and by PricewaterhouseCoopers LLP, the independent accountants of the Intermediate Diversified Municipal Portfolio, Intermediate California Municipal Portfolio and Intermediate New York Municipal Portfolio, whose reports, along with each Portfolio's financial statements, are included in each Portfolio's annual report, which is available upon request.

                                          Income from Investment Operations           Less Dividends and Distributions
                                      -----------------------------------------  ------------------------------------------
                                                      Net Gains
                           Net Asset      Net        or Losses on                Dividends   Distributions
                             Value,    Investment    Investments     Total from   from Net    in Excess of   Distributions
                           Beginning     Income     (both realized   Investment  Investment  Net Investment      from
  Fiscal Year or Period    of Period   (Loss)+(a)   and unrealized)  Operations    Income        Income      Capital Gains
  ---------------------    ---------  ------------  ---------------  ----------  ----------  --------------  -------------
National Portfolio
  Class A
  Year ended 10/31/02 ...    $10.34     $ 0.54          $(0.53)        $ 0.01      $(0.54)       $(0.01)         $ 0.00
  Year ended 10/31/01 ...     10.14       0.54            0.21           0.75       (0.54)        (0.01)           0.00
  Year ended 10/31/00 ...     10.02       0.55            0.12           0.67       (0.55)         0.00            0.00
  Year ended 10/31/99 ...     11.09       0.52           (0.93)         (0.41)      (0.52)        (0.04)          (0.10)
  Year ended 10/31/98 ...     10.94       0.55            0.18           0.73       (0.55)        (0.03)           0.00
  Class B
  Year ended 10/31/02 ...    $10.33     $ 0.46          $(0.52)        $(0.06)     $(0.47)       $(0.01)         $ 0.00
  Year ended 10/31/01 ...     10.13       0.47            0.21           0.68       (0.47)        (0.01)           0.00
  Year ended 10/31/00 ...     10.00       0.48            0.13           0.61       (0.48)         0.00            0.00
  Year ended 10/31/99 ...     11.08       0.44           (0.93)         (0.49)      (0.44)        (0.05)          (0.10)
  Year ended 10/31/98 ...     10.94       0.46            0.19           0.65       (0.46)        (0.05)           0.00
  Class C
  Year ended 10/31/02 ...    $10.34     $ 0.47          $(0.54)        $(0.07)     $(0.47)       $(0.01)         $ 0.00
  Year ended 10/31/01 ...     10.13       0.47            0.22           0.69       (0.47)        (0.01)           0.00
  Year ended 10/31/00 ...     10.00       0.48            0.13           0.61       (0.48)         0.00            0.00
  Year ended 10/31/99 ...     11.08       0.45           (0.94)         (0.49)      (0.45)        (0.04)          (0.10)
  Year ended 10/31/98 ...     10.94       0.47            0.18           0.65       (0.47)        (0.04)           0.00

Insured National
Portfolio
  Class A
  Year ended 10/31/02 ...    $10.07     $ 0.45          $(0.14)        $ 0.31      $(0.45)       $(0.01)         $ 0.00
  Year ended 10/31/01 ...      9.58       0.45            0.50           0.95       (0.45)        (0.01)           0.00
  Year ended 10/31/00 ...      9.33       0.45            0.26           0.71       (0.45)        (0.01)           0.00
  Year ended 10/31/99 ...     10.52       0.43           (0.95)         (0.52)      (0.43)        (0.02)          (0.22)
  Year ended 10/31/98 ...     10.49       0.44            0.28           0.72       (0.44)        (0.05)          (0.20)
  Class B
  Year ended 10/31/02 ...    $10.05     $ 0.37          $(0.14)        $ 0.23      $(0.38)       $(0.01)         $ 0.00
  Year ended 10/31/01 ...      9.56       0.38            0.50           0.88       (0.38)        (0.01)           0.00
  Year ended 10/31/00 ...      9.31       0.40            0.26           0.66       (0.40)        (0.01)           0.00
  Year ended 10/31/99 ...     10.52       0.36           (0.97)         (0.61)      (0.36)        (0.02)          (0.22)
  Year ended 10/31/98 ...     10.49       0.37            0.28           0.65       (0.37)        (0.05)          (0.20)
  Class C
  Year ended 10/31/0 ....    $10.05     $ 0.37          $(0.13)        $ 0.24      $(0.38)       $(0.01)         $ 0.00
  Year ended 10/31/01 ...      9.56       0.38            0.50           0.88       (0.38)        (0.01)           0.00
  Year ended 10/31/00 ...      9.32       0.40            0.25           0.65       (0.40)        (0.01)           0.00
  Year ended 10/31/99 ...     10.52       0.36           (0.96)         (0.60)      (0.36)        (0.02)          (0.22)
  Year ended 10/31/98 ...     10.49       0.37            0.28           0.65       (0.37)        (0.05)          (0.20)

California Portfolio
  Class A
  Year ended 10/31/02 ...    $11.00     $ 0.55          $(0.15)        $ 0.40      $(0.54)       $(0.02)         $ 0.00
  Year ended 10/31/01 ...     10.88       0.54            0.14           0.68       (0.54)        (0.02)           0.00
  Year ended 10/31/00 ...     10.58       0.56            0.30           0.86       (0.56)         0.00            0.00
  Year ended 10/31/99 ...     11.34       0.54           (0.73)         (0.19)      (0.54)        (0.03)           0.00
  Year ended 10/31/98 ...     11.04       0.56            0.32           0.88       (0.56)        (0.02)           0.00
  Class B
  Year ended 10/31/02 ..     $11.00     $ 0.47          $(0.14)        $ 0.33      $(0.47)       $(0.02)         $ 0.00
  Year ended 10/31/01 ...     10.88       0.46            0.15           0.61       (0.46)        (0.03)           0.00
  Year ended 10/31/00 ...     10.58       0.48            0.30           0.78       (0.48)         0.00            0.00
  Year ended 10/31/99 ...     11.34       0.46           (0.73)         (0.27)      (0.46)        (0.03)           0.00
  Year ended 10/31/98 ...     11.04       0.48            0.33           0.81       (0.48)        (0.03)           0.00
  Class C
  Year ended 10/31/02 ...    $11.00     $ 0.47          $(0.14)        $ 0.33      $(0.47)       $(0.02)         $ 0.00
  Year ended 10/31/01 ...     10.88       0.46            0.15           0.61       (0.46)        (0.03)           0.00
  Year ended 10/31/00 ...     10.58       0.48            0.30           0.78       (0.48)         0.00            0.00
  Year ended 10/31/99 ...     11.33       0.46           (0.72)         (0.26)      (0.46)        (0.03)           0.00
  Year ended 10/31/98 ...     11.04       0.48            0.32           0.80       (0.48)        (0.03)           0.00

Insured California
Portfolio
  Class A
  Year ended 10/31/02 ...    $14.45     $ 0.62          $(0.12)        $ 0.50      $(0.62)       $(0.04)         $(0.12)
  Year ended 10/31/01 ...     13.74       0.63            0.74           1.37       (0.63)        (0.03)           0.00
  Year ended 10/31/00 ...     13.11       0.64            0.63           1.27       (0.64)         0.00            0.00
  Year ended 10/31/99 ...     14.25       0.64           (1.15)         (0.51)      (0.63)         0.00            0.00
  Year ended 10/31/98 ...     13.89       0.64            0.39           1.03       (0.64)        (0.03)           0.00
  Class B
  Year ended 10/31/02 ...    $14.46     $ 0.52          $(0.14)        $ 0.38      $(0.53)       $(0.03)         $(0.12)
  Year ended 10/31/01 ...     13.75       0.52            0.75           1.27       (0.52)        (0.04)           0.00
  Year ended 10/31/00 ...     13.11       0.54            0.64           1.18       (0.54)         0.00            0.00
  Year ended 10/31/99 ...     14.25       0.53           (1.14)         (0.61)      (0.53)         0.00            0.00
  Year ended 10/31/98 ...     13.89       0.54            0.39           0.93       (0.54)        (0.03)           0.00


                                 Less
                             Distributions                                    Ratios/Supplemental Data
                             -------------                     -------------------------------------------------------
                                 Total      Net Asset                              Ratio of   Ratio of Net
                               Dividends      Value,   Total      Net Assets,      Expenses   Income/(Loss)  Portfolio
                                  and        End of    Return   End of Period     to Average    to Average    Turnover
  Fiscal Year or Period      Distributions   Period     (b)    (000's omitted)    Net Assets    Net Assets      Rate
  ---------------------      -------------  ---------  ------  ---------------    ----------  -------------  ---------
National Portfolio
  Class A
  Year ended 10/31/02 ...       $(0.55)       $ 9.80    0.06%      $411,408         0.65%(c)      5.28%          63%
  Year ended 10/31/01 ...        (0.55)        10.34    7.55        425,506         0.64(c)       5.22          194
  Year ended 10/31/00 ...        (0.55)        10.14    6.95        412,248         0.68(c)       5.53          415
  Year ended 10/31/99 ...        (0.66)        10.02   (3.93)       402,922         0.66(c)       4.86          393
  Year ended 10/31/98 ...        (0.58)        11.09    6.82        364,429         0.66(c)       4.98           56
  Class B
  Year ended 10/31/02 ...       $(0.48)       $ 9.79   (0.62)%     $122,656         1.35%(c)      4.57%          63%
  Year ended 10/31/01 ...        (0.48)        10.33    6.84        132,074         1.36(c)       4.59          194
  Year ended 10/31/00 ...        (0.48)        10.13    6.32        117,779         1.39(c)       4.80          415
  Year ended 10/31/99 ...        (0.59)        10.00   (4.65)       157,090         1.37(c)       4.12          393
  Year ended 10/31/98 ...        (0.51)        11.08    6.05        197,517         1.37(c)       4.28           56
  Class C
  Year ended 10/31/02 ...       $(0.48)       $ 9.79   (0.72)%     $ 93,032         1.35%(c)      4.58%          63%
  Year ended 10/31/01 ...        (0.48)        10.34    6.94         98,825         1.35(c)       4.61          194
  Year ended 10/31/00 ...        (0.48)        10.13    6.32         93,861         1.38(c)       4.83          415
  Year ended 10/31/99 ...        (0.59)        10.00   (4.65)       111,740         1.36(c)       4.15          393
  Year ended 10/31/98 ...        (0.51)        11.08    6.06        108,325         1.36(c)       4.28           56

Insured National
Portfolio
  Class A
  Year ended 10/31/02 ...       $(0.46)       $ 9.92    3.13%      $164,154         1.01%(d)      4.49%          43%
  Year ended 10/31/01 ...        (0.46)        10.07   10.11        169,744         1.04(d)       4.53          105
  Year ended 10/31/00 ...        (0.46)         9.58    7.84        161,977         1.09(d)       4.83          311
  Year ended 10/31/99 ...        (0.67)         9.33   (5.28)       168,572          .99(d)       4.25          322
  Year ended 10/31/98 ...        (0.69)        10.52    7.15        179,003         1.00(d)       4.21           27
  Class B
  Year ended 10/31/02 ...       $(0.39)       $ 9.89    2.34%      $ 35,048         1.72%(d)      3.79%          43%
  Year ended 10/31/01 ...        (0.39)        10.05    9.39         35,326         1.75(d)       3.83          105
  Year ended 10/31/00 ...        (0.41)         9.56    7.10         25,070         1.80(d)       4.12          311
  Year ended 10/31/99 ...        (0.60)         9.31   (6.10)        32,585         1.70(d)       3.52          322
  Year ended 10/31/98 ...        (0.62)        10.52    6.48         48,751         1.71(d)       3.49           27
  Class C
  Year ended 10/31/0 ....       $(0.39)       $ 9.90    2.44%      $ 17,592         1.71%(d)      3.78%          43%
  Year ended 10/31/01 ...        (0.39)        10.05    9.39         16,650         1.74(d)       3.84          105
  Year ended 10/31/00 ...        (0.41)         9.56    6.98         13,930         1.80(d)       4.14          311
  Year ended 10/31/99 ...        (0.60)         9.32   (6.00)        19,679         1.70(d)       3.55          322
  Year ended 10/31/98 ...        (0.62)        10.52    6.48         21,992         1.70(d)       3.51           27

California Portfolio
  Class A
  Year ended 10/31/02 ...       $(0.56)       $10.84    3.82%      $725,242         0.76%(e)      5.05%          23%
  Year ended 10/31/01 ...        (0.56)        11.00    6.47        755,947         0.77(e)       4.98           78
  Year ended 10/31/00 ...        (0.56)        10.88    8.38        714,654         0.84(e)       5.32          124
  Year ended 10/31/99 ...        (0.57)        10.58   (1.80)       684,403         0.71(e)       4.88           88
  Year ended 10/31/98 ...        (0.58)        11.34    8.20        550,626         0.72(e)       4.99           22
  Class B
   Year ended 10/31/02 ..       $(0.49)       $10.84    3.10%      $279,697         1.46%(e)      4.35%          23%
  Year ended 10/31/01 ...        (0.49)        11.00    5.74        269,726         1.48(e)       4.26           78
  Year ended 10/31/00 ...        (0.48)        10.88    7.60        222,897         1.54(e)       4.61          124
  Year ended 10/31/99 ...        (0.49)        10.58   (2.47)       224,924         1.41(e)       4.14           88
  Year ended 10/31/98 ...        (0.51)        11.34    7.46        207,751         1.43(e)       4.30           22
  Class C
  Year ended 10/31/02 ...       $(0.49)       $10.84    3.10%      $209,008         1.46%(e)      4.35%          23%
  Year ended 10/31/01 ...        (0.49)        11.00    5.74        211,502         1.47(e)       4.25           78
  Year ended 10/31/00 ...        (0.48)        10.88    7.60        156,156         1.54(e)       4.62          124
  Year ended 10/31/99 ...        (0.49)        10.58   (2.39)       159,219         1.41(e)       4.17           88
  Year ended 10/31/98 ...        (0.51)        11.33    7.46        124,115         1.42(e)       4.29           22

Insured California
Portfolio
  Class A
  Year ended 10/31/02 ...       $(0.78)       $14.17    3.65%      $144,973         1.03%         4.43%          31%
  Year ended 10/31/01 ...        (0.66)        14.45   10.16        168,469         1.04          4.44          140
  Year ended 10/31/00 ...        (0.64)        13.74   10.02        115,983         1.09          4.82          174
  Year ended 10/31/99 ...        (0.63)        13.11   (3.74)       111,535         1.05          4.59          100
  Year ended 10/31/98 ...        (0.67)        14.25    7.60        113,102         1.05          4.52            0
  Class B
  Year ended 10/31/02 ...       $(0.68)       $14.16    2.76%      $ 33,133         1.73%         3.70%          31%
  Year ended 10/31/01 ...        (0.56)        14.46    9.38         27,015         1.74          3.72          140
  Year ended 10/31/00 ...        (0.54)        13.75    9.27         18,925         1.79          4.11          174
  Year ended 10/31/99 ...        (0.53)        13.11   (4.44)        21,628         1.76          3.85          100
  Year ended 10/31/98 ...        (0.57)        14.25    6.84         29,957         1.76          3.82            0

--------------------------------------------------------------------------------
Please refer to the footnotes on page 50.



                                       42 & 43

                                          Income from Investment Operations           Less Dividends and Distributions
                                      -----------------------------------------  ------------------------------------------
                                                      Net Gains
                           Net Asset      Net        or Losses on                Dividends   Distributions
                             Value,    Investment    Investments     Total from   from Net    in Excess of   Distributions
                           Beginning     Income     (both realized   Investment  Investment  Net Investment      from
  Fiscal Year or Period    of Period   (Loss)+(a)   and unrealized)  Operations    Income        Income      Capital Gains
  ---------------------    ---------  ------------  ---------------  ----------  ----------  --------------  -------------
Insured California
Portfolio (continued)
  Class C
  Year ended 10/31/02 ...    $14.47       $ 0.52        $(0.15)        $ 0.37       $(0.53)      $(0.03)        $(0.12)
  Year ended 10/31/01 ...     13.75         0.52          0.76           1.28        (0.52)       (0.04)          0.00
  Year ended 10/31/00 ...     13.11         0.54          0.64           1.18        (0.54)        0.00           0.00
  Year ended 10/31/99 ...     14.25         0.54         (1.15)         (0.61)       (0.53)        0.00           0.00
  Year ended 10/31/98 ...     13.89         0.54          0.39           0.93        (0.54)       (0.03)          0.00

Arizona Portfolio
  Class A
  Year ended 9/30/02 ....    $10.80       $ 0.51        $ 0.26         $ 0.77       $(0.51)      $(0.04)        $ 0.00
  Year ended 9/30/01 ....     10.47         0.54          0.34           0.88        (0.54)       (0.01)          0.00
  Year ended 9/30/00 ....     10.40         0.55          0.07           0.62        (0.55)        0.00           0.00
  Year ended 9/30/99 ....     11.03         0.51         (0.55)         (0.04)       (0.51)       (0.04)         (0.04)
  Year ended 9/30/98 ....     10.78         0.54          0.45           0.99        (0.54)       (0.02)         (0.18)
  Class B
  Year ended 9/30/02 ....    $10.78       $ 0.43        $ 0.27         $ 0.70       $(0.43)      $(0.05)        $ 0.00
  Year ended 9/30/01 ....     10.46         0.47          0.33           0.80        (0.47)       (0.01)          0.00
  Year ended 9/30/00 ....     10.39         0.48          0.07           0.55        (0.48)        0.00           0.00
  Year ended 9/30/99 ....     11.03         0.43         (0.55)         (0.12)       (0.43)       (0.05)         (0.04)
  Year ended 9/30/98 ....     10.78         0.45          0.47           0.92        (0.45)       (0.04)         (0.18)
  Class C
  Year ended 9/30/02 ....    $10.78       $ 0.43        $ 0.27         $ 0.70       $(0.43)      $(0.05)        $ 0.00
  Year ended 9/30/01 ....     10.46         0.47          0.33           0.80        (0.47)       (0.01)          0.00
  Year ended 9/30/00 ....     10.39         0.48          0.07           0.55        (0.48)        0.00           0.00
  Year ended 9/30/99 ....     11.03         0.43         (0.55)         (0.12)       (0.43)       (0.05)         (0.04)
  Year ended 9/30/98 ....     10.78         0.45          0.47           0.92        (0.45)       (0.04)         (0.18)

Florida Portfolio
  Class A
  Year ended 9/30/02 ....    $10.16       $ 0.52        $ 0.19         $ 0.71       $(0.52)      $(0.01)        $ 0.00
  Year ended 9/30/01 ....      9.76         0.53          0.40           0.93        (0.53)        0.00           0.00
  Year ended 9/30/00 ....      9.81         0.53         (0.05)          0.48        (0.53)        0.00           0.00
  Year ended 9/30/99 ....     10.48         0.51         (0.65)         (0.14)       (0.51)       (0.02)          0.00
  Year ended 9/30/98 ....     10.14         0.52          0.37           0.89        (0.52)       (0.03)          0.00
  Class B ...............
  Year ended 9/30/02 ....    $10.17       $ 0.45        $ 0.18         $ 0.63       $(0.45)      $ 0.00         $ 0.00
  Year ended 9/30/01 ....      9.77         0.46          0.39           0.85        (0.45)        0.00           0.00
  Year ended 9/30/00 ....      9.81         0.46         (0.05)          0.41        (0.45)        0.00           0.00
  Year ended 9/30/99 ....     10.48         0.43         (0.64)         (0.21)       (0.43)       (0.03)          0.00
  Year ended 9/30/98 ....     10.14         0.46          0.36           0.82        (0.46)       (0.02)          0.00
  Class C ...............
  Year ended 9/30/02 ....    $10.17       $ 0.45        $ 0.18         $ 0.63       $(0.45)      $ 0.00         $ 0.00
  Year ended 9/30/01 ....      9.77         0.46          0.39           0.85        (0.45)        0.00           0.00
  Year ended 9/30/00 ....      9.81         0.46         (0.05)          0.41        (0.45)        0.00           0.00
  Year ended 9/30/99 ....     10.48         0.43         (0.64)         (0.21)       (0.43)       (0.03)          0.00
  Year ended 9/30/98 ....     10.14         0.46          0.36           0.82        (0.46)       (0.02)          0.00

Massachusetts Portfolio
  Class A
  Year ended 9/30/02 ....    $11.05       $ 0.54        $ 0.04         $ 0.58       $(0.54)      $(0.03)        $ 0.00
  Year ended 9/30/01 ....     10.59         0.56          0.47           1.03        (0.56)       (0.01)          0.00
  Year ended 9/30/00 ....     10.66         0.58         (0.09)          0.49        (0.56)        0.00           0.00
  Year ended 9/30/99 ....     11.39         0.53         (0.66)         (0.13)       (0.53)       (0.04)         (0.03)
  Year ended 9/30/98 ....     11.19         0.54          0.45           0.99        (0.54)       (0.06)         (0.19)
  Class B
  Year ended 9/30/02 ....    $11.03       $ 0.47        $ 0.03         $ 0.50       $(0.47)      $(0.03)        $ 0.00
  Year ended 9/30/01 ....     10.57         0.49          0.47           0.96        (0.49)       (0.01)          0.00
  Year ended 9/30/00 ....     10.65         0.50         (0.09)          0.41        (0.49)        0.00           0.00
  Year ended 9/30/99 ....     11.38         0.45         (0.65)         (0.20)       (0.45)       (0.05)         (0.03)
  Year ended 9/30/98 ....     11.19         0.46          0.45           0.91        (0.46)       (0.07)         (0.19)
  Class C
  Year ended 9/30/02 ....    $11.03       $ 0.47        $ 0.03         $ 0.50       $(0.47)      $(0.03)        $ 0.00
  Year ended 9/30/01 ....     10.57         0.49          0.47           0.96        (0.49)       (0.01)          0.00
  Year ended 9/30/00 ....     10.65         0.50         (0.09)          0.41        (0.49)        0.00           0.00
  Year ended 9/30/99 ....     11.38         0.45         (0.65)         (0.20)       (0.45)       (0.05)         (0.03)
  Year ended 9/30/98 ....     11.19         0.47          0.44           0.91        (0.47)       (0.06)         (0.19)

Michigan Portfolio
  Class A
  Year ended 9/30/02 ....    $10.63       $ 0.49        $ 0.32         $ 0.81       $(0.49)      $(0.04)        $ 0.00
  Year ended 9/30/01 ....     10.16         0.52          0.48           1.00        (0.52)       (0.01)          0.00
  Year ended 9/30/00 ....     10.06         0.53           .09            .62        (0.52)        0.00           0.00
  Year ended 9/30/99 ....     10.62         0.46         (0.45)          0.01        (0.46)       (0.04)         (0.07)
  Year ended 9/30/98 ....     10.52         0.48          0.44           0.92        (0.48)       (0.05)         (0.29)



                                 Less
                             Distributions                                    Ratios/Supplemental Data
                             -------------                     -------------------------------------------------------
                                 Total      Net Asset                             Ratio of   Ratio of Net
                               Dividends      Value,    Total    Net Assets,      Expenses   Income/(Loss)  Portfolio
                                  and        End of    Return   End of Period    to Average    to Average    Turnover
  Fiscal Year or Period      Distributions   Period     (b)    (000's omitted)   Net Assets    Net Assets      Rate
  ---------------------      -------------  ---------  ------  ---------------   ----------  -------------  ---------
Insured California
Portfolio (continued)
  Class C
  Year ended 10/31/02 ...       $(0.68)       $14.16    2.69%      $ 22,715         1.73%         3.71%          31%
  Year ended 10/31/01 ...        (0.56)        14.47    9.46         20,541         1.74          3.73          140
  Year ended 10/31/00 ...        (0.54)        13.75    9.27         15,536         1.79          4.12          174
  Year ended 10/31/99 ...        (0.53)        13.11   (4.44)        16,391         1.75          3.89          100
  Year ended 10/31/98 ...        (0.57)        14.25    6.84         16,013         1.75          3.82            0

Arizona Portfolio
  Class A
  Year ended 9/30/02 ....       $(0.55)       $11.02    7.33%      $121,245         0.78%(f)      4.73%          11%
  Year ended 9/30/01 ....        (0.55)        10.80    8.56         88,261         0.78(f)       5.08          119
  Year ended 9/30/00 ....        (0.55)        10.47    6.17         47,258         0.78(f)       5.33          199
  Year ended 9/30/99 ....        (0.59)        10.40   (0.45)        38,472         0.78(f)       4.74          217
  Year ended 9/30/98 ....        (0.74)        11.03    9.54         21,185         0.78(f)       4.92           45
  Class B
  Year ended 9/30/02 ....       $(0.48)       $11.00    6.65%      $ 92,349         1.48%(f)      4.02%          11%
  Year ended 9/30/01 ....        (0.48)        10.78    7.76         56,024         1.48(f)       4.41          119
  Year ended 9/30/00 ....        (0.48)        10.46    5.45         34,232         1.48(f)       4.63          199
  Year ended 9/30/99 ....        (0.52)        10.39   (1.19)        31,242         1.48(f)       4.05          217
  Year ended 9/30/98 ....        (0.67)        11.03    8.84         13,698         1.48(f)       4.21           45
  Class C
  Year ended 9/30/02 ....       $(0.48)       $11.00    6.65%      $ 24,258         1.48%(f)      4.00%          11%
  Year ended 9/30/01 ....        (0.48)        10.78    7.76         13,407         1.48(f)       4.43          119
  Year ended 9/30/00 ....        (0.48)        10.46    5.45          8,941         1.48(f)       4.64          199
  Year ended 9/30/99 ....        (0.52)        10.39   (1.19)         9,368         1.48(f)       4.05          217
  Year ended 9/30/98 ....        (0.67)        11.03    8.83          4,708         1.48(f)       4.19           45

Florida Portfolio
  Class A
  Year ended 9/30/02 ....       $(0.53)       $10.34    7.21%      $109,373         0.78%(g)      5.18%          20%
  Year ended 9/30/01 ....        (0.53)        10.16    9.71         97,714         0.78(g)       5.33           70
  Year ended 9/30/00 ....        (0.53)         9.76    5.10         75,422         0.73(g)       5.52          281
  Year ended 9/30/99 ....        (0.53)         9.81   (1.38)        79,752         0.73(g)       4.94          244
  Year ended 9/30/98 ....        (0.55)        10.48    8.97         44,440         0.73(g)       5.14           65
  Class B ...............
  Year ended 9/30/02 ....       $(0.45)       $10.35    6.45%      $105,583         1.48%(g)      4.47%          20%
  Year ended 9/30/01 ....        (0.45)        10.17    8.92         87,603         1.48(g)       4.62           70
  Year ended 9/30/00 ....        (0.45)         9.77    4.43         65,391         1.43(g)       4.82          281
  Year ended 9/30/99 ....        (0.46)         9.81   (2.06)        67,532         1.43(g)       4.25          244
  Year ended 9/30/98 ....        (0.48)        10.48    8.22         40,740         1.43(g)       4.46           65
  Class C ...............
  Year ended 9/30/02 ....       $(0.45)       $10.35    6.45%      $ 49,102         1.48%(g)      4.47%          20%
  Year ended 9/30/01 ....        (0.45)        10.17    8.93         40,360         1.48(g)       4.64           70
  Year ended 9/30/00 ....        (0.45)         9.77    4.43         38,464         1.43(g)       4.83          281
  Year ended 9/30/99 ....        (0.46)         9.81   (2.06)        42,169         1.43(g)       4.24          244
  Year ended 9/30/98 ....        (0.48)        10.48    8.22         31,524         1.43(g)       4.48           65

Massachusetts Portfolio
  Class A
  Year ended 9/30/02 ....       $(0.57)       $11.06    5.46%      $ 66,197         0.82%(h)      4.97%          27%
  Year ended 9/30/01 ....        (0.57)        11.05    9.92         63,384         0.82(h)       5.20          108
  Year ended 9/30/00 ....        (0.56)        10.59    4.86         45,418         0.77(h)       5.53          389
  Year ended 9/30/99 ....        (0.60)        10.66   (1.24)        44,758         0.72(h)       4.74          303
  Year ended 9/30/98 ....        (0.79)        11.39    9.18         23,026         0.72(h)       4.87           69
  Class B
  Year ended 9/30/02 ....       $(0.50)       $11.03    4.69%      $ 79,216         1.52%(h)      4.28%          27%
  Year ended 9/30/01 ....        (0.50)        11.03    9.22         62,190         1.52(h)       4.53          108
  Year ended 9/30/00 ....        (0.49)        10.57    4.06         39,964         1.47(h)       4.83          389
  Year ended 9/30/99 ....        (0.53)        10.65   (1.87)        42,628         1.42(h)       4.06          303
  Year ended 9/30/98 ....        (0.72)        11.38    8.40         20,400         1.42(h)       4.16           69
  Class C
  Year ended 9/30/02 ....       $(0.50)       $11.03    4.69%      $ 53,156         1.52%(h)      4.28%          27%
  Year ended 9/30/01 ....        (0.50)        11.03    9.22         44,688         1.52(h)       4.53          108
  Year ended 9/30/00 ....        (0.49)        10.57    4.06         31,207         1.47(h)       4.83          389
  Year ended 9/30/99 ....        (0.53)        10.65   (1.87)        29,365         1.42(h)       4.05          303
  Year ended 9/30/98 ....        (0.72)        11.38    8.40         18,050         1.42(h)       4.18           69

Michigan Portfolio
  Class A
  Year ended 9/30/02 ....       $(0.53)       $10.91    7.87%      $ 55,396         1.01%(i)      4.57%          18%
  Year ended 9/30/01 ....        (0.53)        10.63   10.11         32,804         1.01(i)       5.01          115
  Year ended 9/30/00 ....        (0.52)        10.16    6.39         14,609         0.99(i)       5.30          287
  Year ended 9/30/99 ....        (0.57)        10.06    0.03         11,760         0.96(i)       4.48          213
  Year ended 9/30/98 ....        (0.82)        10.62    9.08          8,640         0.96(i)       4.57          134

--------------------------------------------------------------------------------
Please refer to the footnotes on page 50.



                                       44 & 45

                                          Income from Investment Operations           Less Dividends and Distributions
                                      -----------------------------------------  ------------------------------------------
                                                      Net Gains
                           Net Asset      Net        or Losses on                Dividends   Distributions
                             Value,    Investment    Investments     Total from   from Net    in Excess of   Distributions
                           Beginning     Income     (both realized   Investment  Investment  Net Investment      from
  Fiscal Year or Period    of Period   (Loss)+(a)   and unrealized)  Operations    Income        Income      Capital Gains
  ---------------------    ---------  ------------  ---------------  ----------  ----------  --------------  -------------
Michigan Portfolio
(continued)
  Class B
  Year ended 9/30/02 ...     $10.62       $ 0.41         $ 0.32        $ 0.73      $(0.41)       $(0.05)         $ 0.00
  Year ended 9/30/01 ...      10.15         0.45           0.48          0.93       (0.45)        (0.01)           0.00
  Year ended 9/30/00 ...      10.05         0.45           0.10          0.55       (0.45)         0.00            0.00
  Year ended 9/30/99 ...      10.61         0.39          (0.45)        (0.06)      (0.39)        (0.04)          (0.07)
  Year ended 9/30/98 ...      10.52         0.40           0.44          0.84       (0.40)        (0.06)          (0.29)
  Class C
  Year ended 9/30/02 ...     $10.62       $ 0.41         $ 0.32        $ 0.73      $(0.41)       $(0.05)         $ 0.00
  Year ended 9/30/01 ...      10.14         0.45           0.49          0.94       (0.45)        (0.01)           0.00
  Year ended 9/30/00 ...      10.05         0.46           0.08          0.54       (0.45)         0.00            0.00
  Year ended 9/30/99 ...      10.61         0.40          (0.46)        (0.06)      (0.40)        (0.03)          (0.07)
  Year ended 9/30/98 ...      10.52         0.41           0.43          0.84       (0.41)        (0.05)          (0.29)

Minnesota Portfolio
  Class A
  Year ended 9/30/02 ...     $10.09       $ 0.48         $ 0.25        $ 0.73      $(0.48)       $(0.03)         $ 0.00
  Year ended 9/30/01 ...       9.72         0.52           0.38          0.90       (0.52)        (0.01)           0.00
  Year ended 9/30/00 ...       9.67         0.53           0.03          0.56        0.51)         0.00            0.00
  Year ended 9/30/99 ...      10.22         0.49          (0.53)        (0.04)      (0.49)        (0.02)           0.00
  Year ended 9/30/98 ...       9.97         0.50           0.27          0.77       (0.50)        (0.02)           0.00
  Class B
  Year ended 9/30/02 ...     $10.08       $ 0.40         $ 0.27        $ 0.67      $(0.40)       $(0.04)         $ 0.00
  Year ended 9/30/01 ...       9.72         0.45           0.37          0.82       (0.45)        (0.01)           0.00
  Year ended 9/30/00 ...       9.67         0.46           0.03          0.49       (0.44)         0.00            0.00
  Year ended 9/30/99 ...      10.22         0.42          (0.53)        (0.11)      (0.42)        (0.02)           0.00
  Year ended 9/30/98 ...       9.97         0.42           0.28          0.70       (0.42)        (0.03)           0.00
  Class C
  Year ended 9/30/02 ...     $10.10       $ 0.40         $ 0.26        $ 0.66      $(0.40)       $(0.04)         $ 0.00
  Year ended 9/30/01 ...       9.72         0.45           0.39          0.84       (0.45)        (0.01)           0.00
  Year ended 9/30/00 ...       9.67         0.46           0.03          0.49       (0.44)         0.00            0.00
  Year ended 9/30/99 ...      10.22         0.42          (0.53)        (0.11)      (0.42)        (0.02)           0.00
  Year ended 9/30/98 ...       9.97         0.43           0.27          0.70       (0.43)        (0.02)           0.00

New Jersey Portfolio
  Class A
  Year ended 9/30/02 ...     $10.11       $ 0.48         $(0.05)       $ 0.43      $(0.48)       $(0.03)         $ 0.00
  Year ended 9/30/01 ...       9.92         0.52           0.20          0.72       (0.52)        (0.01)           0.00
  Year ended 9/30/00 ...       9.93         0.52          (0.02)         0.50       (0.51)         0.00            0.00
  Year ended 9/30/99 ...      10.46         0.49          (0.51)        (0.02)      (0.49)        (0.02)           0.00
  Year ended 9/30/98 ...      10.15         0.51           0.32          0.83       (0.51)        (0.01)           0.00
  Class B
  Year ended 9/30/02 ...     $10.11       $ 0.41         $(0.04)       $ 0.37      $(0.41)       $(0.03)         $ 0.00
  Year ended 9/30/01 ...       9.92         0.44           0.20          0.64       (0.44)        (0.01)           0.00
  Year ended 9/30/00 ...       9.93         0.45          (0.02)         0.43       (0.44)         0.00            0.00
  Year ended 9/30/99 ...      10.46         0.42          (0.51)        (0.09)      (0.42)        (0.02)           0.00
  Year ended 9/30/98 ...      10.16         0.43           0.32          0.75       (0.43)        (0.02)           0.00
  Class C
  Year ended 9/30/02 ...     $10.11       $ 0.41         $(0.04)       $ 0.37      $(0.41)       $(0.03)         $ 0.00
  Year ended 9/30/01 ...       9.93         0.44           0.19          0.63       (0.44)        (0.01)           0.00
  Year ended 9/30/00 ...       9.93         0.45          (0.01)         0.44       (0.44)         0.00            0.00
  Year ended 9/30/99 ...      10.46         0.43          (0.52)        (0.09)      (0.43)        (0.01)           0.00
  Year ended 9/30/98 ...      10.16         0.43           0.32          0.75       (0.43)        (0.02)           0.00

New York Portfolio
  Class A
  Year ended 10/31/02 ..     $ 9.93       $ 0.53         $(0.25)       $ 0.28      $(0.52)       $ 0.00          $ 0.00
  Year ended 10/31/01 ..       9.70         0.53           0.22          0.75       (0.52)         0.00            0.00
  Year ended 10/31/00 ..       9.45         0.52           0.25          0.77       (0.52)         0.00            0.00
  Year ended 10/31/99 ..      10.29         0.51          (0.83)        (0.32)      (0.51)        (0.01)           0.00
  Year ended 10/31/98 ..      10.10         0.51           0.21          0.72       (0.51)        (0.02)           0.00
  Class B
  Year ended 10/31/02 ..     $ 9.93       $ 0.46         $(0.26)       $ 0.20      $(0.45)       $ 0.00          $ 0.00
  Year ended 10/31/01 ..       9.70         0.45           0.23          0.68       (0.45)         0.00            0.00
  Year ended 10/31/00 ..       9.45         0.45           0.25          0.70       (0.45)         0.00            0.00
  Year ended 10/31/99 ..      10.29         0.44          (0.83)        (0.39)      (0.44)        (0.01)           0.00
  Year ended 10/31/98 ..      10.10         0.44           0.21          0.65       (0.44)        (0.02)           0.00
  Class C
  Year ended 10/31/02 ..     $ 9.94       $ 0.46         $(0.27)       $ 0.19      $(0.45)       $ 0.00          $ 0.00
  Year ended 10/31/01 ..       9.71         0.46           0.22          0.68       (0.45)         0.00            0.00
  Year ended 10/31/00 ..       9.45         0.45           0.26          0.71       (0.45)         0.00            0.00
  Year ended 10/31/99 ..      10.29         0.44          (0.83)        (0.39)      (0.44)        (0.01)           0.00
  Year ended 10/31/98 ..      10.10         0.44           0.21          0.65       (0.44)        (0.02)           0.00


                                 Less
                             Distributions                                    Ratios/Supplemental Data
                             -------------                     -------------------------------------------------------
                                 Total      Net Asset                              Ratio of   Ratio of Net
                               Dividends     Value,    Total     Net Assets,       Expenses   Income/(Loss)  Portfolio
                                  and        End of    Return   End of Period     to Average    to Average    Turnover
  Fiscal Year or Period      Distributions   Period     (b)    (000's omitted)    Net Assets    Net Assets      Rate
  ---------------------      -------------  ---------  ------  ---------------    ----------  -------------  ---------
Michigan Portfolio
(continued)
  Class B
  Year ended 9/30/02 ...         $(0.46)     $10.89     7.06%      $ 53,097         1.71%(i)      3.88%          18%
  Year ended 9/30/01 ...          (0.46)      10.62     9.39         29,436         1.71(i)       4.34          115
  Year ended 9/30/00 ...          (0.45)      10.15     5.55         14,943         1.69(i)       4.59          287
  Year ended 9/30/99 ...          (0.50)      10.05    (0.64)        13,844         1.66(i)       3.79          213
  Year ended 9/30/98 ...          (0.75)      10.61     8.26          9,411         1.66(i)       3.87          134
  Class C
  Year ended 9/30/02 ...         $(0.46)     $10.89     7.06%      $ 57,818         1.71%(i)      3.86%          18%
  Year ended 9/30/01 ...          (0.46)      10.62     9.50         24,142         1.71(i)       4.35          115
  Year ended 9/30/00 ...          (0.45)      10.14     5.55         12,061         1.69(i)       4.60          287
  Year ended 9/30/99 ...          (0.50)      10.05    (0.64)        10,747         1.66(i)       3.78          213
  Year ended 9/30/98 ...          (0.75)      10.61     8.26          8,983         1.66(i)       3.88          134

Minnesota Portfolio
  Class A
  Year ended 9/30/02 ...         $(0.51)     $10.31     7.46%      $ 65,850         0.90%(j)      4.75%          29%
  Year ended 9/30/01 ...          (0.53)      10.09     9.44         30,501         0.90(j)       5.23           61
  Year ended 9/30/00 ...          (0.51)       9.72     6.09         20,212         0.81(j)       5.57          307
  Year ended 9/30/99 ...          (0.51)       9.67    (0.48)        10,601         0.75(j)       4.90          259
  Year ended 9/30/98 ...          (0.52)      10.22     7.94          6,261         0.75(j)       4.92           30
  Class B
  Year ended 9/30/02 ...         $(0.44)     $10.31     6.84%      $ 24,340         1.60%(j)      4.04%          29%
  Year ended 9/30/01 ...          (0.46)      10.08     8.61         17,304         1.60(j)       4.52           61
  Year ended 9/30/00 ...          (0.44)       9.72     5.32         12,064         1.51(j)       4.81          307
  Year ended 9/30/99 ...          (0.44)       9.67    (1.19)        14,111         1.46(j)       4.16          259
  Year ended 9/30/98 ...          (0.45)      10.22     7.17         13,867         1.46(j)       4.19           30
  Class C
  Year ended 9/30/02 ...         $(0.44)     $10.32     6.72%      $ 20,401         1.60%(j)      4.01%          29%
  Year ended 9/30/01 ...          (0.46)      10.10     8.82         11,434         1.60(j)       4.51           61
  Year ended 9/30/00 ...          (0.44)       9.72     5.32          7,524         1.50(j)       4.84          307
  Year ended 9/30/99 ...          (0.44)       9.67    (1.19)         9,081         1.45(j)       4.17          259
  Year ended 9/30/98 ...          (0.45)      10.22     7.18          7,716         1.45(j)       4.23           30

New Jersey Portfolio
  Class A
  Year ended 9/30/02 ...         $(0.51)     $10.03     4.42%      $ 94,865         0.87%(k)      4.80%          49%
  Year ended 9/30/01 ...          (0.53)      10.11     7.33         80,489         0.87(k)       5.04          111
  Year ended 9/30/00 ...          (0.51)       9.92     5.31         49,667         0.85(k)       5.36          224
  Year ended 9/30/99 ...          (0.51)       9.93    (0.29)        33,109         0.82(k)       4.82          131
  Year ended 9/30/98 ...          (0.52)      10.46     8.36         22,333         0.82(k)       4.93           35
  Class B
  Year ended 9/30/02 ...         $(0.44)     $10.04     3.79%      $127,025         1.57%(k)      4.10%          49%
  Year ended 9/30/01 ...          (0.45)      10.11     6.56        103,889         1.57(k)       4.33          111
  Year ended 9/30/00 ...          (0.44)       9.92     4.53         62,149         1.55(k)       4.63          224
  Year ended 9/30/99 ...          (0.44)       9.93    (0.99)        64,929         1.53(k)       4.10          131
  Year ended 9/30/98 ...          (0.45)      10.46     7.50         48,027         1.53(k)       4.23           35
  Class C
  Year ended 9/30/02 ...         $(0.44)     $10.04     3.78%      $ 56,295         1.57%(k)      4.10%          49%
  Year ended 9/30/01 ...          (0.45)      10.11     6.45         46,025         1.57(k)       4.34          111
  Year ended 9/30/00 ...          (0.44)       9.93     4.63         31,115         1.54(k)       4.64          224
  Year ended 9/30/99 ...          (0.44)       9.93    (0.99)        32,578         1.52(k)       4.12          131
  Year ended 9/30/98 ...          (0.45)      10.46     7.50         26,018         1.52(k)       4.23           35

New York Portfolio
  Class A
  Year ended 10/31/02 ..         $(0.52)     $ 9.69     2.89%      $322,621         0.58%(l)      5.42%          33%
  Year ended 10/31/01 ..          (0.52)       9.93     7.86        326,500         0.59(l)       5.28           92
  Year ended 10/31/00 ..          (0.52)       9.70     8.42        259,997         0.77(l)       5.46          187
  Year ended 10/31/99 ..          (0.52)       9.45    (3.27)       234,835         0.61(l)       5.12          134
  Year ended 10/31/98 ..          (0.53)      10.29     7.31        207,031         0.61(l)       5.04           18
  Class B
  Year ended 10/31/02 ..         $(0.45)     $ 9.68     2.04%      $184,700         1.29%(l)      4.70%          33%
  Year ended 10/31/01 ..          (0.45)       9.93     7.10        165,787         1.30(l)       4.59           92
  Year ended 10/31/00 ..          (0.45)       9.70     7.61        100,651         1.48(l)       4.75          187
  Year ended 10/31/99 ..          (0.45)       9.45    (3.96)       111,283         1.32(l)       4.38          134
  Year ended 10/31/98 ..          (0.46)      10.29     6.57        114,739         1.32(l)       4.34           18
  Class C
  Year ended 10/31/02 ..         $(0.45)     $ 9.68     1.94%      $ 57,386         1.29%(l)      4.71%          33%
  Year ended 10/31/01 ..          (0.45)       9.94     7.09         54,631         1.30(l)       4.60           92
  Year ended 10/31/00 ..          (0.45)       9.71     7.72         42,888         1.47(l)       4.76          187
  Year ended 10/31/99 ..          (0.45)       9.45    (3.96)        48,205         1.31(l)       4.41          134
  Year ended 10/31/98 ..          (0.46)      10.29     6.57         44,736         1.31(l)       4.33           18

--------------------------------------------------------------------------------
Please refer to the footnotes on page 50.



                                     46 & 47

                                          Income from Investment Operations           Less Dividends and Distributions
                                      -----------------------------------------  ------------------------------------------
                                                      Net Gains
                           Net Asset      Net        or Losses on                Dividends   Distributions
                             Value,    Investment    Investments     Total from   from Net    in Excess of   Distributions
                           Beginning     Income     (both realized   Investment  Investment  Net Investment      from
  Fiscal Year or Period    of Period   (Loss)(a)    and unrealized)  Operations    Income        Income      Capital Gains
  ---------------------    ---------  ------------  ---------------  ----------  ----------  --------------  -------------
Ohio Portfolio
  Class A
  Year ended 9/30/02 ....    $10.01      $ 0.50+         $ 0.04        $ 0.54      $(0.51)       $(0.02)         $ 0.00
  Year ended 9/30/01 ....      9.77        0.54+           0.23          0.77       (0.53)         0.00            0.00
  Year ended 9/30/00 ....      9.86        0.54+          (0.12)         0.42       (0.51)         0.00            0.00
  Year ended 9/30/99 ....     10.45        0.49+          (0.55)        (0.06)      (0.49)        (0.04)           0.00
  Year ended 9/30/98 ....     10.16        0.52+           0.30          0.82       (0.52)        (0.01)           0.00
  Class B
  Year ended 9/30/02 ....    $10.01      $ 0.43+         $ 0.05        $ 0.48      $(0.44)       $(0.03)         $ 0.00
  Year ended 9/30/01 ....      9.77        0.47+           0.24          0.71       (0.47)         0.00            0.00
  Year ended 9/30/00 ....      9.86        0.46+          (0.11)         0.35       (0.44)         0.00            0.00
  Year ended 9/30/99 ....     10.45        0.43+          (0.57)        (0.14)      (0.43)        (0.02)           0.00
  Year ended 9/30/98 ....     10.16        0.45+           0.30          0.75       (0.45)        (0.01)           0.00
  Class C
  Year ended 9/30/02 ....    $10.02      $ 0.43+         $ 0.04        $ 0.47      $(0.44)       $(0.03)         $ 0.00
  Year ended 9/30/01 ....      9.77        0.47+           0.25          0.72       (0.47)         0.00            0.00
  Year ended 9/30/00 ....      9.86        0.47+          (0.12)         0.35       (0.44)         0.00            0.00
  Year ended 9/30/99 ....     10.45        0.43+          (0.57)        (0.14)      (0.43)        (0.02)           0.00
  Year ended 9/30/98 ....     10.16        0.45+           0.30          0.75       (0.45)        (0.01)           0.00

Pennsylvania Portfolio
  Class A
  Year ended 9/30/02 ....    $10.42      $ 0.51+         $ 0.18        $ 0.69      $(0.51)       $(0.02)         $ 0.00
  Year ended 9/30/01 ....      9.88        0.52+           0.55          1.07       (0.52)        (0.01)           0.00
  Year ended 9/30/00 ....      9.89        0.52+          (0.01)         0.51       (0.52)         0.00            0.00
  Year ended 9/30/99 ....     10.66        0.49+          (0.73)        (0.24)      (0.49)        (0.04)           0.00
  Year ended 9/30/98 ....     10.33        0.53+           0.35          0.88       (0.53)        (0.02)           0.00
  Class B
  Year ended 9/30/02 ....    $10.41      $ 0.45+         $ 0.18        $ 0.63      $(0.45)       $(0.01)         $ 0.00
  Year ended 9/30/01 ....      9.88        0.45+           0.54          0.99       (0.45)        (0.01)           0.00
  Year ended 9/30/00 ....      9.89        0.45+          (0.02)         0.43       (0.44)         0.00            0.00
  Year ended 9/30/99 ....     10.66        0.41+          (0.73)        (0.32)      (0.41)        (0.04)           0.00
  Year ended 9/30/98 ....     10.33        0.46+           0.34          0.80       (0.46)        (0.01)           0.00
  Class C
  Year ended 9/30/02 ....    $10.41      $ 0.45+         $ 0.18        $ 0.63      $(0.45)       $(0.01)         $ 0.00
  Year ended 9/30/01 ....      9.88        0.45+           0.54          0.99       (0.45)        (0.01)           0.00
  Year ended 9/30/00 ....      9.89        0.46+          (0.03)         0.43       (0.44)         0.00            0.00
  Year ended 9/30/99 ....     10.66        0.41+          (0.73)        (0.32)      (0.41)        (0.04)           0.00
  Year ended 9/30/98 ....     10.33        0.46+           0.34          0.80       (0.46)        (0.01)           0.00

Virginia Portfolio
  Class A
  Year ended 9/30/02 ....    $10.54      $ 0.52+         $ 0.25        $ 0.77      $(0.52)       $(0.02)         $ 0.00
  Year ended 9/30/01 ....     10.35        0.54+           0.20          0.74       (0.54)        (0.01)           0.00
  Year ended 9/30/00 ....     10.32        0.56+           0.02          0.58       (0.55)         0.00            0.00
  Year ended 9/30/99 ....     11.02        0.49+          (0.60)        (0.11)      (0.49)        (0.07)          (0.03)
  Year ended 9/30/98 ....     10.90        0.52+           0.49          1.01       (0.52)        (0.05)          (0.32)
  Class B
  Year ended 9/30/02 ....    $10.53      $ 0.45+         $ 0.24        $ 0.69      $(0.45)       $(0.02)         $ 0.00
  Year ended 9/30/01 ....     10.34        0.47+           0.20          0.67       (0.47)        (0.01)           0.00
  Year ended 9/30/00 ....     10.31        0.49+           0.02          0.51       (0.48)         0.00            0.00
  Year ended 9/30/99 ....     11.01        0.42+          (0.60)        (0.18)      (0.42)        (0.07)          (0.03)
  Year ended 9/30/98 ....     10.90        0.44+           0.49          0.93       (0.44)        (0.06)          (0.32)
  Class C
  Year ended 9/30/02 ....    $10.52      $ 0.45+         $ 0.25        $ 0.70      $(0.45)       $(0.02)         $ 0.00
  Year ended 9/30/01 ....     10.33        0.47+           0.20          0.67       (0.47)        (0.01)           0.00
  Year ended 9/30/00 ....     10.31        0.49+           0.01          0.50       (0.48)         0.00            0.00
  Year ended 9/30/99 ....     11.01        0.42+          (0.60)        (0.18)      (0.42)        (0.07)          (0.03)
  Year ended 9/30/98 ....     10.90        0.44+           0.49          0.93       (0.44)        (0.06)          (0.32)

Intermediate Diversified
Municipal Portfolio
  Class A
  2/01/02++ to 9/30/02 ..    $14.01      $ 0.33          $ 0.36        $ 0.69      $(0.33)       $ 0.00          $ 0.00
  Class B
  2/01/02++ to 9/30/02 ..    $14.01      $ 0.27          $ 0.37        $ 0.64      $(0.27)       $ 0.00          $ 0.00
  Class C
  2/01/02++ to 9/30/02 ..    $14.01      $ 0.27          $ 0.36        $ 0.63      $(0.27)       $ 0.00          $ 0.00

Intermediate California
Municipal Portfolio
  Class A
  2/01/02++ to 9/30/02 ..    $14.22      $ 0.30          $ 0.37        $ 0.67      $(0.30)       $ 0.00          $ 0.00
  Class B
  2/01/02++ to 9/30/02 ..    $14.22      $ 0.23          $ 0.37        $ 0.60      $(0.23)       $ 0.00          $ 0.00
  Class C
  2/01/02++ to 9/30/02 ..    $14.22      $ 0.23          $ 0.37        $ 0.60      $(0.23)       $ 0.00          $ 0.00

Intermediate New York
Municipal Portfolio
  Class A
  2/01/02++ to 9/30/02 ..    $13.82      $ 0.32          $ 0.40        $ 0.72      $(0.32)       $ 0.00          $ 0.00
  Class B
  2/01/02++ to 9/30/02 ..    $13.82      $ 0.26          $ 0.40        $ 0.66      $(0.26)       $ 0.00          $ 0.00
  Class C
  2/01/02++ to 9/30/02 ..    $13.82      $ 0.26          $ 0.40        $ 0.66      $(0.26)       $ 0.00          $ 0.00


                                 Less
                             Distributions                                    Ratios/Supplemental Data
                             -------------                     -------------------------------------------------------
                                 Total      Net Asset                              Ratio of   Ratio of Net
                               Dividends     Value,    Total     Net Assets,       Expenses   Income/(Loss)  Portfolio
                                  and        End of    Return   End of Period     to Average    to Average    Turnover
  Fiscal Year or Period      Distributions   Period     (b)    (000's omitted)    Net Assets    Net Assets      Rate
  ---------------------      -------------  ---------  ------  ---------------    ----------  -------------  ---------
Ohio Portfolio
  Class A
  Year ended 9/30/02 ....       $(0.53)       $10.02    5.57%      $70,223          0.85%(m)       4.99%          34%
  Year ended 9/30/01 ....        (0.53)        10.01    8.04        46,855          0.85(m)        5.42           32
  Year ended 9/30/00 ....        (0.51)         9.77    4.54        32,490          0.76(m)        5.57          307
  Year ended 9/30/99 ....        (0.53)         9.86   (0.70)       27,229          0.75(m)        4.88          208
  Year ended 9/30/98 ....        (0.53)        10.45    8.30        14,220          0.75(m)        5.05           16
  Class B
  Year ended 9/30/02 ....       $(0.47)       $10.02    4.87%      $73,159          1.55%(m)       4.29%          34%
  Year ended 9/30/01 ....        (0.47)        10.01    7.33        54,575          1.55(m)        4.72           32
  Year ended 9/30/00 ....        (0.44)         9.77    3.78        40,812          1.47(m)        4.84          307
  Year ended 9/30/99 ....        (0.45)         9.86   (1.38)       49,055          1.46(m)        4.17          208
  Year ended 9/30/98 ....        (0.46)        10.45    7.56        37,289          1.46(m)        4.34           16
  Class C
  Year ended 9/30/02 ....       $(0.47)       $10.02    4.77%      $53,883          1.55%(m)       4.29%          34%
  Year ended 9/30/01 ....        (0.47)        10.02    7.43        36,500          1.55(m)        4.71           32
  Year ended 9/30/00 ....        (0.44)         9.77    3.78        22,909          1.46(m)        4.85          307
  Year ended 9/30/99 ....        (0.45)         9.86   (1.38)       24,126          1.45(m)        4.18          208
  Year ended 9/30/98 ....        (0.46)        10.45    7.56        16,685          1.45(m)        4.36           16

Pennsylvania Portfolio
  Class A
  Year ended 9/30/02 ....       $(0.53)       $10.58    6.88%      $99,426          0.95%(n)       4.98%          38%
  Year ended 9/30/01 ....        (0.53)        10.42   11.11        96,834          0.95(n)        5.15          112
  Year ended 9/30/00 ....        (0.52)         9.88    5.35        68,288          0.95(n)        5.40          356
  Year ended 9/30/99 ....        (0.53)         9.89   (2.43)       62,479          0.95(n)        4.68          249
  Year ended 9/30/98 ....        (0.55)        10.66    8.72        35,632          0.95(n)        5.10           70
  Class B
  Year ended 9/30/02 ....       $(0.46)       $10.58    6.26%      $74,390          1.65%(n)       4.35%          38%
  Year ended 9/30/01 ....        (0.46)        10.41   10.25        62,038          1.65(n)        4.36          112
  Year ended 9/30/00 ....        (0.44)         9.88    4.58        44,713          1.66(n)        4.69          356
  Year ended 9/30/99 ....        (0.45)         9.89   (3.10)       52,012          1.66(n)        3.96          249
  Year ended 9/30/98 ....        (0.47)        10.66    7.98        39,465          1.66(n)        4.39           70
  Class C
  Year ended 9/30/02 ....       $(0.46)       $10.58    6.26%      $46,296          1.65%(n)       4.30%          38%
  Year ended 9/30/01 ....        (0.46)        10.41   10.25        33,334          1.65(n)        4.42          112
  Year ended 9/30/00 ....        (0.44)         9.88    4.58        23,306          1.65(n)        4.71          356
  Year ended 9/30/99 ....        (0.45)         9.89   (3.10)       27,916          1.65(n)        3.98          249
  Year ended 9/30/98 ....        (0.47)        10.66    7.98        17,531          1.65(n)        4.41           70

Virginia Portfolio
  Class A
  Year ended 9/30/02 ....       $(0.54)       $10.77    7.58%      $76,797          0.72%(o)       4.95%          16%
  Year ended 9/30/01 ....        (0.55)        10.54    7.32        53,306          0.72(o)        5.18          134
  Year ended 9/30/00 ....        (0.55)        10.35    5.88        37,784          0.67(o)        5.52          289
  Year ended 9/30/99 ....        (0.59)        10.32   (1.10)       28,148          0.67(o)        4.67          311
  Year ended 9/30/98 ....        (0.89)        11.02    9.65        10,315          0.67(o)        4.84           62
  Class B
  Year ended 9/30/02 ....       $(0.47)       $10.75    6.78%      $85,842          1.42%(o)       4.27%          16%
  Year ended 9/30/01 ....        (0.48)        10.53    6.62        69,534          1.42(o)        4.49          134
  Year ended 9/30/00 ....        (0.48)        10.34    5.16        49,216          1.37(o)        4.83          289
  Year ended 9/30/99 ....        (0.52)        10.31   (1.73)       42,007          1.37(o)        3.97          311
  Year ended 9/30/98 ....        (0.82)        11.01    8.85        15,973          1.37(o)        4.14           62
  Class C
  Year ended 9/30/02 ....       $(0.47)       $10.75    6.88%      $34,396          1.42%(o)       4.26%          16%
  Year ended 9/30/01 ....        (0.48)        10.52    6.62        24,116          1.42(o)        4.48          134
  Year ended 9/30/00 ....        (0.48)        10.33    5.06        16,848          1.37(o)        4.83          289
  Year ended 9/30/99 ....        (0.52)        10.31   (1.73)       12,962          1.37(o)        3.97          311
  Year ended 9/30/98 ....        (0.82)        11.01    8.85         4,597          1.37(o)        4.11           62

Intermediate Diversified
Municipal Portfolio
  Class A
  2/01/02++ to 9/30/02 ..       $(0.33)       $14.37    5.02%      $81,944          0.94%*         3.42%*       21.85%
  Class B
  2/01/02++ to 9/30/02 ..       $(0.27)       $14.38    4.63%      $53,115          1.65%*         2.75%*       21.85%
  Class C
  2/01/02++ to 9/30/02 ..       $(0.27)       $14.37    4.55%      $51,419          1.65%*         2.71%*       21.85%

Intermediate California
Municipal Portfolio
  Class A
  2/01/02++ to 9/30/02 ..       $(0.30)       $14.59    4.76%      $34,909          0.97%*         2.98%*       31.23%
  Class B
  2/01/02++ to 9/30/02 ..       $(0.23)       $14.59    4.30%      $18,688          1.68%*         2.27%*       31.23%
  Class C
  2/01/02++ to 9/30/02 ..       $(0.23)       $14.59    4.28%      $23,746          1.68%*         2.28%*       31.23%

Intermediate New York
Municipal Portfolio
  Class A
  2/01/02++ to 9/30/02 ..       $(0.32)       $14.22    5.30%      $36,760          0.95%*         3.39%*       36.56%
  Class B
  2/01/02++ to 9/30/02 ..       $(0.26)       $14.22    4.82%      $25,635          1.67%*         2.69%*       36.56%
  Class C
  2/01/02++ to 9/30/02 ..       $(0.26)       $14.22    4.89%      $17,847          1.66%*         2.65%*       36.56%

--------------------------------------------------------------------------------
Please refer to the footnotes on page 50.



                                     48 & 49

*     Annualized.
+ Net of expenses assumed and/or waived by Alliance, except in the case of the Insured California Portfolio for the fiscal years ended October 31, 1998, 1999, 2000, 2001, and 2002.
++    Commencement of operations.
(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent defered sales charges are not reflected in the calculation of total investment returns. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.
(c) If the National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.07%, 1.06%, 1.11%, 1.12% and 1.08% for Class A shares, 1.77%,
      1.79%, 1.79%, 1.74% and 1.79% for Class B shares and 1.76%, 1.78%, 1.79%,
      1.79% and 1.82% for Class C shares.
(d) If the Insured National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.13%, 1.14%, 1.16%, 1.10% and 1.12% for Class A shares, 1.84%, 1.85%, 1.87%, 1.79%, and 1.87% for Class B shares and 1.83%, 1.85%,
      1.85%, 1.80% and 1.83% for Class C shares.
(e) If the California Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.01%, 1.02%, 1.04%, 1.04% and 1.04% for Class A shares, 1.72%,
      1.73%, 1.74%, 1.72% and 1.75% for Class B shares and 1.71%, 1.72%, 1.74%,
      1.74% and 1.76% for Class C shares.
(f) If the Arizona Portfolio had borne all expenses, the respective expense ratios would have been 1.12%, 1.22%, 1.29%, 1.39% and 1.55% for Class A shares, 1.82%, 1.93%, 1.99%, 2.16% and 2.30% for Class B shares and 1.82%,
      1.93%, 1.99%, 2.17% and 2.34% for Class C shares.
(g) If the Florida Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.09%, 1.13%, 1.14%, 1.18% and 1.27% for Class A shares, 1.79%,
      1.84%, 1.85%, 1.91% and 1.97% for Class B shares and 1.79%, 1.83%, 1.85%,
      1.91% and 1.99% for Class C shares.
(h) If the Massachusetts Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal periods) would have been 1.12%, 1.19%, 1.63%, 1.24% and 1.51% for Class A shares, 1.83%, 1.90%, 1.94%, 1.97% and 2.22% for Class B shares and 1.82%, 1.90%,
      1.93%, 1.96% and 2.21% for Class C shares.
(i) If the Michigan Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.21%, 1.44%, 1.63%, 1.62% and 1.89% for Class A shares, 1.92%,
      2.16%, 2.34%, 2.44%, and 2.61% for Class B shares and 1.93%, 2.16%, 2.34%,
      2.43% and 2.59% for Class C shares.
(j) If the Minnesota Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.29%, 1.49%, 1.66%, 1.63% and 1.80% for Class A shares, 1.99%,
      2.19%, 2.37%, 2.43% and 2.52% for Class B shares and 1.99%, 2.19%, 2.36%,
      2.44% and 2.48% for Class C shares.
(k) If the New Jersey Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.11%, 1.13%, 1.23%, 1.25% and 1.29% for Class A shares, 1.82%,
      1.84%, 1.94%, 1.99% and 2.00% for Class B shares and 1.81%, 1.83%, 1.93%,
      1.98% and 1.99% for Class C shares.
(l) If the New York Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.05%, 1.04%, 1.10%, 1.11% and 1.08% for Class A shares, 1.78%,
      1.76%, 1.81%, 1.76%, and 1.80% or Class B shares and 1.77%, 1.76%, 1.80%,
      1.77%, 1.82% and 1.82% for Class C shares.
(m) If the Ohio Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.15%, 1.20%, 1.29%, 1.30% and 1.35% for Class A shares, 1.85%,
      1.91%, 2.00%, 2.01% and 2.05% for Class B shares and 1.85%, 1.90%, 1.99%,
      2.01% and 2.04% for Class C shares.
(n) If the Pennsylvania Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.13%, 1.16%, 1.23%, 1.24% and 1.29% for Class A shares, 1.84%, 1.86%, 1.94%, 1.98% and 2.00% for Class B shares and 1.83%, 1.86%,
      1.93%, 1.98% and 1.99% for Class C shares.
(o) If the Virginia Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal periods) would have been 1.15%, 1.21%, 1.26%, 1.43% and 2.09% for Class A shares, 1.86%,
      1.92%, 1.97%, 2.20%, and 2.84% for Class B shares and 1.86%, 1.92%, 1.96%,
      2.19% and 2.85% for Class C shares.

                     (This page left intentionally blank.)

For more information about the Portfolios, the following documents are available upon request:

Annual/Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)

Each Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolios' SAIs are incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios by contacting your broker or other financial intermediary, or by contacting Alliance:


By mail:        c/o Alliance Global Investor Services, Inc.
                P.O. Box 786003
                San Antonio, TX 78278-6003


By phone:       For Information:  (800) 221-5672
                For Literature:   (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.


o Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Comission's Public Reference Section, Washington DC 20549-0102.


You also may find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.

SEC File Nos
------------
811-04791
811-07618
811-5555

--------------------------------------------------------------------------------

Privacy Notice (This information is not part of the Prospectus.) Alliance Capital Management L.P., the Alliance Family of Funds and Alliance Fund Distributors, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

--------------------------------------------------------------------------------

[LOGO]                           ALLIANCE MUNICIPAL INCOME FUND II
----------------------------------------------------------------

c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas  78278-6003
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618

----------------------------------------------------------------

               STATEMENT OF ADDITIONAL INFORMATION

                         February 1, 2003

----------------------------------------------------------------

      This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the prospectus, dated February 1, 2003, for the Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio (the "Portfolios") of Alliance Municipal Income Fund II (the "Fund") that offers the Class A, Class B and Class C shares of the Portfolios (the "Prospectus") and, if the Portfolios begin to offer Advisor Class shares, the prospectus for the Portfolios that offers the Advisor Class shares of the Portfolios (the "Advisor Class Prospectus" and, together with the prospectus for the Portfolios that offers the Class A, Class B and Class C shares, the "Prospectus(es)"). The Portfolios currently do not offer Advisor Class shares. Financial statements for the Fund for the year ended September 30, 2002 are included in the Fund's annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and the Fund's annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.


                        TABLE OF CONTENTS

                                                                  PAGE
Investment Policies and Restrictions
Management of the Fund
Expenses of the Fund
Purchase of Shares
Redemption and Repurchase of Shares
Shareholder Services
Net Asset Value
Dividends, Distributions and Taxes
Portfolio Transactions
General Information
Report of Independent Auditors and
  Financial Statements
Appendix A: Bond and Commercial Paper Ratings                     A-1
Appendix B: Futures Contracts and Related Options                 B-1
Appendix C: Options on Municipal and U.S.
            Government Securities                                 C-1

--------------------
(R): This registered service mark used under license from the Owner, Alliance Capital Management L.P.

----------------------------------------------------------------

               INVESTMENT POLICIES AND RESTRICTIONS
----------------------------------------------------------------

            The Fund is a non-diversified, open-end investment company. The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Fund's Prospectus. Except as otherwise noted, each Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may be changed by the Trustees of the Fund with respect to a Portfolio without approval of the shareholders of such Portfolio; however, such shareholders will be notified prior to a material change in such policies.

            As a matter of fundamental policy, each Portfolio invests at least 80% of its net assets in (i) municipal securities with interest which is exempt from federal income tax, and (ii) municipal securities of the named state or municipal securities with interest which is otherwise exempt from the named state's income tax. For purposes of these policies, net assets include any borrowings for investment purposes. These policies may not change without shareholder approval. The average dollar weighted maturity of the securities in each Portfolio will normally range between 10 and 30 years. Each Portfolio is non-diversified and may invest without limit in AMT-Subject bonds, as described below.

Alternative Minimum Tax
-----------------------

            Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

            Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject Bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

Risks of Concentration In a Single State
----------------------------------------

            The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligers on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of a Portfolio versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

            Municipal securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject Bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described in the "Description of the Portfolios--Municipal Securities" in the Prospectus. See also "Appendix A: Bond and Commercial Paper Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

            The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia, and are based primarily on information from state publications with respect to Arizona, and from official statements made available in August 2002 with respect to Massachusetts and Ohio, September 2002 with respect to Florida and October 2002 with respect to Michigan, Minnesota, New Jersey, Pennsylvania and Virginia in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the Portfolios invest or the private business entities whose obligations support the payments on AMT-Subject Bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolios. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

ARIZONA PORTFOLIO

            The Arizona Portfolio seeks the highest level of current income exempt from both federal income tax and State of Arizona ("Arizona" or the "State") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Arizona personal income tax. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Arizona securities. As a matter of fundamental policy, the Arizona Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

            The following is based on information obtained from the Comprehensive Annual Financial Report of the State of Arizona dated June 30, 2001.

Economic Climate
----------------

            Fueled by multiple consecutive years of substantial tax reductions, Arizona's economy continues to be the envy of the nation. Personal income taxes have been slashed by 31% across the board, and in 2001 the state's corporate income tax was reduced to 6.9% from 7.9 percent. From 1993 through 1999, the strongest seven-year period of job growth in Arizona history, almost 600,000 private sector jobs were created. According to U.S. Census data, the population of Arizona grew by 40% during the 1990's, second only to Nevada, and is projected to reach 6.2 million by 2010.

            Arizona's main economic sectors include services, trade and manufacturing. Mining and agriculture are also significant although they tend to be more capital intensive than labor intensive. The single largest economic sector is services, employing more than 720,000 people. Wholesale and retail trade provide more than 530,000 jobs. Many of these jobs are directly related to tourism, an industry that injects almost $12 billion into the state's economy each year. Tourism generates more than 115,000 jobs and supports an additional 185,000 indirectly.

            In 2001, manufacturing accounted for 213,400 jobs, or approximately 9.5% of the state's employment and generated almost 15 % of wages and salaries. Arizona has been particularly successful in attracting high-technology industries, which have a total economic impact of $33 billion in Arizona. Nearly 56% of all manufacturing employment is in this section.

            The construction sector, also very important to Arizona's economy, accounted for 167,500 jobs or 7.44% of the state's employment in 2001. This sector has experienced a substantial increase in construction activity over the past few years. The market grew from $5.5 billion in 1994 to $11.2 billion in 1998. This shows the increasing demand for commercial space in Arizona.

            Geographically, Arizona is the nation's sixth largest state (113,417 square miles). The State is divided into fifteen counties. Two of these counties, Maricopa County and Pima County, are more urban in nature and are currently experiencing strong population growth.

            The growth of Arizona's two major metropolitan statistical areas has historically compared favorably with that of the average for the United States, as well as other major metropolitan areas, during periods of both economic contraction and expansion. Beginning in late 1993 Arizona's economy began a significant expansion resulting in substantial job creation outside the State's historically dominant employment sectors.

            Over the past decade, Arizona's two major metropolitan areas have diversified their employment base in an attempt to buffer against the cyclical nature of various industries and markets. While employment in the mining and agricultural industries has diminished over the last 25 years, job growth has occurred in the aerospace and high technology, construction, finance, insurance, tourism and real estate industries. The service industry is Arizona's single largest employment sector. A significant percentage of these jobs are directly related to tourism. In the late 1980's and early 1990's, Arizona's economy was adversely affected by problems in the real estate industry, including an excessive supply of unoccupied commercial and retail buildings and severe problems with Arizona-based savings and loan associations, many of which were liquidated by the Resolution Trust Corporation ("RTC"). The winding-up of the RTC led to a substantially improved real estate market in 1995, and commercial and industrial vacancy rates sharply declined in 1996.

            Per capita income levels in Arizona have traditionally lagged behind the United States average. However, Arizona's increase in per capita personal income was second in the nation in 1994 and led the nation in 1995. The diversification of Arizona's economy, and its current strength, led to these increases in per capita income, although Arizona still lags behind, and is expected to continue to lag behind, the United States average per capita income. Per capita personal income in Arizona averaged $24,991 in 2000, compared to the United States average of $29,451.

            Arizona is likely to experience continued population growth in the remainder of the 1990's. The current expansion rate of more than 2% is forecast to continue for the remainder of the decade to be driven by jobs, affordable housing, a warm climate and entrepreneurial flight from more heavily regulated states such as California. It is likely that affordable land and a pervasive pro-development culture will continue to attract employers and job seekers. Arizona's housing industry enjoyed its best year ever in 1996, and has had a robust 20% expansion since 1993.

            Around the beginning of the second quarter of 2001, Arizona's economy began to slow, reflecting the slowdown of the national economy. All sectors of Arizona's economy have slowed, with resulting job losses.

Financial Condition
-------------------

            The Finance Division of the Arizona Department of Administration is responsible for preparing and updating financial statements and reports. The State's financial statements are prepared in accordance with generally accepted governmental accounting principles.

            While general obligation bonds are often issued by local governments, the State of Arizona is constitutionally prohibited from issuing general obligation debt. The State relies on pay-as-you-go capital outlays, revenue bonds and certificates of participation to finance capital projects. Each such project is individually rated based on its specific creditworthiness. Certificates of Participation ("COPs") rely upon annual appropriations for debt service payments. Failure of the obligated party to appropriate funds would have a negative impact upon the price of the bond and could lead to a default. As of June 30, 2001, the State had $431.4 million in COPs outstanding. Principal and interest are covered by lease payments out of current revenues or appropriations from the fund responsible for utilization of the specific buildings.

            Arizona's constitution limits the amount of debt payable from general tax revenues that may be contracted by the state to $350,000. This, as a practical matter, precludes the use of general revenue bonds for state projects. Additionally, certain other issuers have the statutory power to issue obligations payable from other sources of revenue which affect the whole or large portions of the state. The debts are not considered debts of the State because they are secured solely by separate revenue sources. For example, the Arizona Department of Transportation may issue debt for highways that is paid from revenues generated from, among other sources, state gasoline taxes. The three public universities in Arizona may issue debt for university building projects payable from tuition and other fees. The Arizona Power Authority and the University Medical Center may also issue debt.

            Arizona's Constitution also restricts the debt of certain of the state's political subdivisions. No county, city, town, school district, or other municipal corporation of the state may for any purpose become indebted in any manner in an amount exceeding six percent of the taxable property in such county, city, town, school district, or other municipal corporation without the assent of a majority of the qualified electors thereof voting at an election provided by law to be held for that purpose; provided, however, that (a) under no circumstances may any county or school district of the state become indebted in an amount exceeding 15% (or 30% in the case of a unified school district) of such taxable property and (b) any incorporated city or town of the State with such assent may be allowed to become indebted up to a 20% additional amount for (i) supplying such city or town with water, artificial light, or sewers, when the works for supplying such water, light, or sewers are or shall be owned and controlled by the municipality, (ii) the acquisition and development by the incorporated city or town of land or interests therein for open space preserves, parks, playgrounds and recreational facilities, and (iii) the construction, reconstruction, improvement or acquisition of streets, highways or bridges or interests in land for rights-of-way for streets, highways or bridges. Irrigation, power, electrical, agricultural improvement, drainage, flood control and tax levying public improvement districts are, however, exempt from the restrictions on debt set forth in Arizona's constitution and may issue obligations for limited purposes, payable from a variety of revenue sources.

            Arizona's local governmental entities are subject to certain other limitations on their ability to assess taxes and levies which could affect their ability to meet their financial obligations. Subject to certain exceptions, the maximum amount of property taxes levied by any Arizona county, city, town or community college district for its operations and maintenance expenditures cannot exceed the amount levied in a preceding year by more than 2 percent. Certain taxes are specifically exempt from this limit, including taxes levied for debt service payments.

            Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, in the past, utilized a combination of spending reductions and tax increases. For the 1990-91 budget, the Arizona Legislature increased taxes by over $250 million, which led to a citizen's referendum designed to repeal the tax increase until the voters could consider the measure at a general election. After an unsuccessful court challenge, the tax increase went into effect. In 1992, Arizona voters adopted Proposition 108, an initiative and amendment to the State's constitution which requires a two-thirds vote by the Legislature and signature by the Governor for any net increase in state revenues, including the imposition of a new tax, an increase in a tax rate or rates and a reduction or elimination of a tax deduction. If the Governor vetoes the measure, then the legislation will not become effective unless it is approved by an affirmative vote of three-fourths of the members of each house of the Legislature. This makes any future tax increase more difficult to achieve. The conservative nature of Arizona's Legislature means that tax increases are less likely. From 1992 through 1996, the State adopted substantial tax relief, including the 20% individual income tax reduction described above. In 1996, the Legislature reduced property taxes by $200 million, in part by repealing the state tax levy of $.47 per $100 assessed valuation. Additional tax relief initiatives were enacted in 1999 and 2001.

            The General Fund ended the June 30, 2001, fiscal year with a total fund balance of $1.380 billion on a GAAP basis. This compares to the prior year's total fund balance of $1.435 billion.

            The State's Enterprise Funds are comprised of governmental and quasi-governmental agencies that provide goods and services to the public on a charge-for-service basis. One of the largest Enterprise Funds is the Lottery Fund. The Lottery Fund generated $274.0 million of operating revenues during fiscal year 2001. The Enterprise Funds ended fiscal year 2001 with a combined equity of $140.8 million for the Primary Government and $594.9 million for the Component Units.

            Arizona municipalities rely on a variety of revenue sources. While municipalities cannot collect an income tax, they do impose sales and property taxes. Municipalities also rely on State shared revenues. School districts are funded by a combination of local property taxes and State assistance. In 1993 Maricopa County had a $4.5 million general fund deficit and no reserves. The Maricopa County Board of Supervisors, however, passed a deficit reduction plan which purports to cut the deficit to zero and create a $10 million reserve for contingency liabilities, such as lawsuits. Maricopa County's financial condition has recently improved. However, The Maricopa County health care budget currently is running a substantial deficit. The county is considering privatization of its health care operations.

FLORIDA PORTFOLIO

            The Florida Portfolio seeks the highest level of current income exempt from both federal income tax and State of Florida ("Florida" or the "State") intangible tax that is available without assuming what the Fund's Adviser considers to be undue risk to income to principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Florida intangible tax. As a matter of fundamental policy at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Florida Securities. As a matter of fundamental policy, the Florida Portfolio will invest at least 80% of its net assets in municipal securities the interest which is exempt from federal income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

            The following is based on information obtained from an Official Statement, dated September 15, 2002, relating to
$326,000,000 State of Florida, State Board of Education, Public
Education Capital Outlay Refunding Bonds, 2002 Series C.

Economic Climate
----------------

            Florida is the fourth most populous state in the nation with a population of 16.33 million. Strong population growth is the fundamental reason why Florida's economy has typically performed better than the nation as a whole. Since 1990, U.S. population has increased about 1.0% annually, while Florida's population has averaged a 1.8% annual increase.

            Many of the nation's senior citizens choose Florida as their place of retirement. The State, however, is also recognized as attracting a significant number of working age people. From 1990-2000, Florida's working age population (25-59) grew by approximately 29%, representing 46.6% of the total population in 2000. The population aged 65 and older grew by 18.6% during the same period, representing 17.5% of the total population in 2000.

            Over the years, Florida's total personal income has grown at a strong pace and outperformed both the U.S. and other southeastern states. The increase in Florida's total personal income directly reflects the State's population increase. Florida's per capita personal income has been slightly higher than the national average for many years. From 1990 to 1999, Florida's total personal income grew by 62% and per capita income expanded approximately 41%. For the nation, total and per capita personal income increased by 59% and 46%, respectively.

            Sources of personal income differ in Florida from that of the nation and the other southeastern states. Because Florida has an older and proportionally larger retirement population, property income (dividends, interest, and rent) and transfer payments (social security, retirement, disability, unemployment insurance, workers' compensation, veterans and miscellaneous) are major sources of income.

            Since 1990, Florida's working age population (18-64) and the number of employed persons increased 20.2%. In spite of Florida's rapid population growth, employment has grown even faster. Contributing to Florida's rapid rate of growth in employment and income are international trade and structural changes to the economy. The State is gradually becoming less dependent on employment related to construction, agriculture, and manufacturing, and more dependent on employment related to trade and services. In 2001, services constituted 37.6% and trade 24.6% of the State's total nonfarm jobs.

Fiscal Matters
--------------

            The rate of growth in State revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years. Revenues have never exceeded the limitation. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless 2/3 of the members of both houses of the legislature vote to raise the limit. State revenues include taxes, licenses, fees, charges for services imposed by the legislature on individuals, business or agencies outside of state government and revenue from the sale of lottery tickets.

            Under current law, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues each State fiscal Year, and the State may not borrow to fund governmental operations.

            The financial needs of the State are addressed by legislative appropriations through the use of three funds: the General Revenue Fund, trust funds, and the Working Capital Fund. In addition, Article III of the Florida Constitution establishes a fourth fund known as the Budget Stabilization Fund. The trust funds consist of monies which under law or trust agreement are segregated for a specified purpose. New trust funds may not be created without the approval of three-fifths of the membership of each house of the Legislature; and all trust funds, with limited exceptions, terminate after four years unless reenacted. Revenues in the General Revenue Fund, which are in excess of the amount needed to meet appropriations, may be transferred to the Working Capital Fund.

            For fiscal year 1999-00, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $20,133.9 million, a 3.3% increase over 1998-99. The $18,555.2 million in Estimated Revenues represent a 4.4% increase over the analogous figure in 1998-99.

            For fiscal year 2000-2001, the estimated General
Revenue plus Working Capital and Budget Stabilization funds available total $21,359.0 million, a 3.7% increase over 1999-2000. The $19,320.7 million in Estimated Revenues represent a 3.1% increase over the analogous figure in 1999-2000.

            For fiscal year 2001-2002, the estimated General Revenues plus Working Capital and Budget Stabilization Funds available total $21,519.3 million, a .7% increase over 2000-2001. The $19,228.2 million in Estimated Revenues represent a 0.3% increase over the analogous figure in 2000-2001.

            For fiscal year 2002-2003, the estimated General Revenues plus Working Capital and Budget Stabilization Funds available total $21,635.5 million, roughly the same as for fiscal year 2001-2002. The $19,867.0 million Estimated Revenues represent a 3.3% increase over the analogous figure in 2001-2002.

            The Florida Constitution places limitations on the ad valorem taxation of real estate and tangible personal property for all county, municipal or school purposes, and for water management districts. Counties, school districts and municipalities are authorized by law, and special districts may be authorized by law, to levy ad valorem taxes. The State does not levy ad valorem taxes on real property or tangible personal property. These limitations do not apply to taxes levied for payment of bonds and taxes levied for periods not longer than two years when authorized by a vote of the electors. The Florida Constitution and the Florida Statutes provide for the exemption of homesteads from all taxation, except for assessments for special benefits, up to the assessed valuation of $5,000. For every person who is entitled to the foregoing exemption, the exemption is increased to a total of $25,000 of assessed valuation for taxes levied by governing bodies.


MASSACHUSETTS PORTFOLIO

            The Massachusetts Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Massachusetts ("Massachusetts" or the "Commonwealth") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the Commonwealth, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Massachusetts personal income tax. As a matter of fundamental policy at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Massachusetts securities. As a matter of fundamental policy, the Massachusetts Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

            The following was obtained from an Official
Statement, dated August 21, 2002, relating to $670,745,000 General Obligation Bonds Consolidated Loan of 2002, Series D, $102,820,000 General Obligation Refunding Bonds, 2002 Series B, and $108,825,000 General Obligation Refunding Bonds, 2003 Series A, and The Commonwealth of Massachusetts, Information Statement dated March 25, 2002, as supplemented August 21, 2002.

Economic Climate
----------------

            Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over-age group in 2015 and 2025. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher rates of annual income than the national average. These high levels of income have been accompanied by a significantly lower poverty rate and, with the exception of the recession of the early 1990s, considerably lower unemployment rates in Massachusetts than in the United States since 1980. While economic growth in Massachusetts slowed considerably during the recession of 1990-1991, and was below the national average, from 1992 to 1997 Massachusetts tracked the U.S. growth rate quite closely. In 1999 and 2000, the pace of growth was faster than the nation as a whole.

            Per capita personal income for Massachusetts residents is estimated to have been $38,845 in 2001, as compared to the national average of $30,271. While per capita personal income is, on a relative scale, higher in Massachusetts than in the United States as a whole, this is offset to some extent by the higher cost of living in Massachusetts.

            The Massachusetts services sector, with 36.9% of the non-agricultural work force in May 2002, is the largest sector in the Massachusetts economy. Government employment represents 13.2% of total non-agricultural employment in Massachusetts. While total employment in construction, manufacturing, trade, government, services, and finance, insurance and real estate declined between 1988 and 1992, the economic recovery that began in 1993 has been accompanied by increased employment levels. Between 1994 and 1997, total employment levels in Massachusetts increased at yearly rates of approximately 2.0%. In 2001, employment levels in all but two industries increased or remained constant.

            While the Massachusetts Unemployment Rate was significantly lower than the national average between 1979 and 1989, the economic recession of the early 1990s caused unemployment rates in Massachusetts to rise significantly above the national average. However, the economic recovery that began in 1993 has caused unemployment rates in Massachusetts to decline faster than the national average. As a result, since 1994 the unemployment rate in Massachusetts has been below the national average. The unemployment rate in Massachusetts during 2001 was 3.7%, compared to 4.8% for the nation.

            The economy of Massachusetts remains diversified among several industrial and non-industrial sectors. In 2000, the three largest sectors of the total Massachusetts economy (services, finance, insurance and real estate, and manufacturing) contributed over 65% of the total Massachusetts Gross State Product.

            The downside risks for Massachusetts include the shortage of skilled labor, low net population growth which will further constrain job creation, and the prominence of the financial services industry in the economy coupled with a relatively high proportion of non-wage income, both of which are sensitive to the performance of the financial markets.

Financial Condition
-------------------

            Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon.

            Certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue bonds and notes for which the Commonwealth is either directly, in whole or in part, or indirectly liable. The Commonwealth's liabilities with respect to these bonds and notes are classified as either
(a) Commonwealth-supported debt, (b) Commonwealth-guaranteed debt or (c) indirect obligations.

            Debt service expenditures of the Commonwealth in Fiscal Years 1996 - 2001 were $905.1 million, $997.6 million, $1,079.3 million, $1,173.8 million, $1,193.3 million and $1,407.9 million, respectively, and are projected to be $1,351.7 million for Fiscal Year 2002. In January 1990, legislation was enacted which imposes a 10% limit on the total appropriations in any fiscal year that may be expended for payment of interest on general obligation debt (excluding Fiscal Recovery Bonds) of Massachusetts.

2001 Fiscal Year
----------------

            On January 26, 2000, the Governor filed his fiscal 2001 budget recommendations with the House of Representations. The proposal called for budgeted expenditures of approximately $21.346 billion. The proposed fiscal 2001 spending level represents the transfer off budget of $645 million of sales tax revenues (and approximately $632 million of spending) as a result of the forward funding of the Massachusetts Bay Transportation Authority. After accounting for this shift, the Governor's budget represented a $596 million, or 2.8%, increase over estimated total fiscal 2000 expenditures of $21.382 billion. Budgeted revenues for fiscal 2001 were estimated to be $21.315 billion. After accounting for the revenue shift off budget, the Governor's budget submission represented a $599 million, or 2.8%, increase over the $21.360 billion forecast for fiscal 2000. The Governor's proposal projected a fiscal 2001 ending balance in the budgeted funds of $1.979 billion, including a Stabilization Fund balance of $1.599 billion.

            The Governor's budget recommendation was based on a tax revenue estimate of $14,903 billion. After accounting for the revenue shift off budget, this represented a $260 million, or 1.7%, increase over fiscal 2000 estimated tax revenues of $15.288 billion. The estimate reflected $135 million in income tax cuts, including a reduction of the personal income tax rate from 5.95% to 5% over three years.

2002 Fiscal Year
----------------

            On January 24, 2001, Governor Cellucci filed his fiscal 2001 budget recommendation. The Governor's proposal called for budgeted expenditures of approximately $22.549 billion. The proposed fiscal 2002 spending level represented the transfer off budget of $42.2 million of tax revenues (and approximately $42.2 million of spending) as a result of a proposed forward funding of the regional transit authorities. After accounting for this shift, the Governor's budget represented a $245 million, or 1.1%, increase over estimated total fiscal 2001 expenditures of $22.3 billion. Total budgeted revenues for fiscal 2002 were estimated to be $22.639 billion. The Governor's budget submission represented a $579.5 million, or 2.6%, revenue increase over the $22.060 billion forecast for fiscal 2001. The Governor's proposal projected a fiscal 2002 ending balance in the budgeted funds of $2.131 billion, including a Stabilization Fund balance of $1.698 billion.

            The Governor's budget recommendation was based on a tax revenue estimate of $16.343 billion, including $671 million of sales tax receipts dedicated to the MBTA and $42.2 million of tax revenues to be dedicated to the regional transit authorities under the Governor's forward funding proposal. The net amount of $15.631 billion represented a 4.9% baseline increase over fiscal 2001 estimated net tax revenues of $15.589 billion. The fiscal 2002 estimate reflected a $457 million reduction in income tax receipts attributable to the initiative petition approved by the voters in November, 2000.

2003 Fiscal Year
----------------

            On January 23, 2002, Acting Governor Swift filed her fiscal 2003 budget recommendation. The Acting Governor's budget recommendation called for budgeted expenditures of approximately $23.548 billion. The Acting Governor's budget recommendation represents a $717 million, or 3.1%, increase over the current fiscal 2002 spending projection of $22.831 billion. Total budgeted revenues for fiscal 2003 are estimated to be $22.6 billion. The Acting Governor's proposal projected a fiscal 2003 ending balance in the budgeted funds of $843.6 million, including a Stabilization Fund balance of $838.4 million. Fiscal 2003 ending balances will change depending on how fiscal 2002 ending balances finish.

            The Acting Governor's January 23, 2002 budget recommendation was based on a tax revenue estimate of $15.615 billion, inclusive of $686.9 million of sales tax receipts dedicated to the MBTA. This amount represented a 5.1% baseline increase from fiscal 2002 tax revenues, estimated at the time to be $15.405 billion. Fiscal 2002 and fiscal 2003 tax revenues are now anticipated to be considerably lower than the estimates available at the time of the fiscal 2003 budget recommendation.

            On April 15, 2002, the Acting Governor and legislative leaders reached a consensus on the fiscal 2003 tax revenue estimate of $14.716 billion. The Department of Revenue estimated that $684 million of sales tax revenue dedicated to the MBTA is included in the $14.716 billion figure. On June 11, 2002, the Executive Office for Administration and Finance revised its fiscal 2003 tax revenue estimate downward to $14.175 billion, based on its forecast of lower growth in income and corporate tax revenue in fiscal 2003 than previously projected. In July 2002, the Executive Office for Administration and Finance again revised the tax revenue estimate downward to $14.116 billion. The Department of Revenue's revised estimate assumed that tax cuts scheduled to take effect under then-current tax law would remain in effect.

            On June 25, 2002, the Acting Governor signed an interim budget to allow state services to continue for the first month of fiscal 2003. On July 22, 2002 the Acting Governor signed an additional interim budget to allow state services to continue for the first two weeks of August.

            On July 19, 2002, the Legislature passed legislation that the Department of Revenue estimates would increase Commonwealth tax revenues by approximately $1.236 billion through increases in the cigarette tax, the tax on capital gains, elimination of the personal income tax charitable deduction, and increases in personal income tax exemptions. In addition, the fiscal 2003 General Appropriations Act increased certain fees, which would increase revenues by approximately $80 million. The tax increase legislation was vetoed by the Acting Governor, but the veto was overridden.

            In November 1980, voters in the Commonwealth approved a state-wide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain government entities, including county governments. The law is not a constitutional provision and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2 limits the property taxes that a Massachusetts city or town may assess in any fiscal year to the lesser of (i) 2.5% of the full and fair cash value of real estate and personal property therein and (ii) 2.5% over the previous fiscal year's levy limit plus any growth in the base from certain new construction and parcel subdivisions. In addition, Proposition 2 1/2 limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town. The law contains certain override provisions and, in addition, permits certain debt servicings and expenditures for identified capital projects to be excluded from the limits by a majority vote, in a general or special election. At the time Proposition 2-1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenue. Between Fiscal Years 1981 and 2000, the aggregate property tax levy grew from $3.3 billion to $7.1 billion, representing an increase of approximately 112.2%. By contrast, the consumer price index for all urban consumers in Boston grew during the same period by approximately 119.2%.

            During the 1980's, Massachusetts increased payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition 2 1/2 on local programs and services. In Fiscal Year 2002, approximately 22.8% of Massachusetts' budget is estimated to have been allocated to Local Aid. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called "cherry street" prepared by the Department of Revenue, excluding certain person funds and nonappropriated funds.

            During Fiscal Years 1997, 1998, 1999, 2000 and 2001,
Medicaid expenditures of the Commonwealth were $3.456 billion, $3.666 billion, $3.856 billion, $4.305 billion and $4.642 billion, respectively. The average annual growth rate from Fiscal Year 1997 to Fiscal Year 2001 was 8.1%. The Executive Office for Administration and Finance estimates that Fiscal Year 2002 Medicaid expenditures will be approximately $5.259 billion, an increase of 13.3% from Fiscal Year 2001.

            The Division of Medical Assistance has implemented a number of savings and cost control initiatives including managed care, utilization review and the identification of third party liabilities. In spite of increasing caseloads, Massachusetts has managed to keep annual growth in per capital expenditures low. From Fiscal Year 1997 through Fiscal Year 2001, per capita costs have increased by 1.6% annually. Beginning in Fiscal Year 1998, the state expanded eligibility for the Medicaid program for health care coverage by increasing the Medicaid benefits income cutoff to 133% of the federal poverty level for teenagers and adults, and by increasing the Medicaid benefits income cutoff to 200% of the federal poverty level for children up to the age 18 and pregnant women, resulting in a total of 955,000 members by the end of Fiscal Year 2001 or a 4.8% increase over the case load at Fiscal Year 2000. In addition, pharmacy assistance to seniors, a program begun in 1998, continued to grow in Fiscal Year 2001, with expenditures increasing by 88.6% from Fiscal Year 2000.

Litigation
----------

      There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.


MICHIGAN PORTFOLIO

            The Michigan Portfolio seeks the highest level of current income exempt from both federal income tax and State of Michigan ("Michigan" or the "State") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Michigan personal income tax. As a matter of fundamental policy at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Michigan securities. As a matter of fundamental policy, the Michigan Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

            The following is based on information obtained from an Official Statement of the State of Michigan, dated October 15, 2002, relating to $16,790,000 Michigan Municipal Bond Authority Local Government Loan Program Revenue Bonds, Series 2002B and the October 2002 Michigan Economic Update.

Economic Climate
----------------

            In recent years, Michigan's economy has been diversifying, although manufacturing is still an important component of the State's economy. In 2001, employment in manufacturing accounted for 18.9% of Michigan's workforce.

            Michigan's economy has recovered from the recessionary period of the early 1990s. Unemployment rates, which had averaged approximately 9.3% in 1991, declined to 3.6% in 2000, but in 2001, the unemployment rate rose to 5.3%, compared to the national average of 4.8%. Michigan's per capita income has increased approximately 47.8% since 1990, and in 2001 was $29,538, $733 below the national average.

            The State's October 2002 economic forecast for calendar years 2002 and 2003 projects a slowdown in economic growth. Real gross domestic product is projected to grow 2.3% in calendar year 2002 and 2.5% in calendar year 2003. Total wage and salary employment is projected to decline 0.9% in 2002 and 0.3% in 2003. The unemployment rate is expected to average 6.2% for 2003.

Financial Condition
-------------------

            As amended in 1978, Michigan's Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of Michigan personal income in the prior calendar year or an average of the prior three calendar years, whichever is greater. The percentage is based upon the ratio of the 1978-79 fiscal year revenues to total 1977 Michigan personal income (the total income received by persons in Michigan from all sources as defined and officially reported by the United States Department of Commerce). If revenues in any fiscal year exceed the revenue limitation by one percent or more, the entire amount exceeding the limitation must be rebated in the following fiscal year's personal income tax or single business tax. Annual excesses of less than one percent may be transferred into Michigan's Budget and Economic Stabilization Fund ("BSF"). Michigan may raise taxes in excess of the limit in emergency situations.

            The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State originally determined that proportion to be 41.6%. The proportion has since been recalculated and is now 48.97%. If such spending does not meet the required level in a given year, an additional appropriation for local government units is required by the "following fiscal year," which means the year following the determination of the shortfall, according to an opinion issued by the State's Attorney General. Spending for local units met this requirement for fiscal years 1993-1994 through 1999-2000.

            The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for purposes of determining compliance with the provision cited above.

            Michigan finances its operations through its General Fund and special revenue funds. The Michigan Constitution provides that proposed expenditures from, and revenues of, any fund must be in balance and that any prior year's surplus or deficit in any fund must be included in the succeeding year's budget for that fund.

            Total revenue and other sources of funds for general governmental operations for fiscal year 2000-2001 were $8.9 billion. The largest revenue component was tax revenue of $8.7 billion.

            Expenditures and other uses of funds for governmental operations in fiscal year 2000-2001 totaled $9.9 billion, of which $2.5 billion supports K-12 and higher education and $2.7 billion supports health services.

            Michigan's "Rainy Day Fund," formally referred to as the Counter-Cyclical Budget and Economic Stabilization Fund, was established in 1977 to serve as the state's "savings" account. The fund balance has increased from $20 million in 1992 to $994.2 million as of September 30, 2001, down from $1.3 billion a year earlier. It is anticipated that the fund balance will continue to decline in the 2001-2002 fiscal year due to transfers from the fund to assist the State in balancing its budget.


            Maintaining a healthy reserve in the Rainy Day Fund improves the state's credit rating, which helps reduce borrowing costs and spurs economic growth. In addition, the fund provides a safeguard to protect critical programs for Michigan's citizens should the state experience an economic downturn.

            The Michigan Constitution limits Michigan general obligation debt to (i) short-term debt for State operating purposes which must be repaid in the same fiscal year in which it is issued and which cannot exceed 15 % of the undedicated revenues received by Michigan during the preceding fiscal year,
(ii) short- and long-term debt unlimited in amount for the purpose of making loans to school districts and (iii) long-term debt for voter-approved purposes.

            The amount of debt incurred by the State for the purpose of making loans to school districts is recommended by the State Treasurer, who certifies the amounts necessary for loans to school districts for the ensuing two calendar years. The bonds may be issued in whatever amount is required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.


Litigation
----------

            The State is party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units, and court funding. Relief sought includes damages in tort cases generally, alleviation of prison overcrowding, improvement of prison medical and mental health care, and refund claims under State taxes. The State is also a party to various legal proceedings which, if resolved in the State's favor, would result in contingency gains to the State's General Fund balance, but without material effect upon the Fund's balance. The ultimate dispositions and consequences of all of these proceedings are not presently determinable.

MINNESOTA PORTFOLIO
-------------------

            The Minnesota Portfolio seeks the highest level of current income exempt from both federal income tax and State of Minnesota ("Minnesota" or the "State") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Minnesota personal income tax. As a matter of fundamental policy at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Minnesota securities. As a matter of fundamental policy, the Minnesota Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

            The following is based on information obtained from an Official Statement, dated October 22, 2002, relating to $280,000,000 State of Minnesota General Obligation State Bonds and accompanying General Purpose Financial Statements for the fiscal year ended June 30, 2001.

Economic Climate
----------------

            Minnesota's population grew from 4,085,000 in 1980 to 4,972,000 in 2001. The state's population growth rate between 1990 and 2001 was 1.1%, compared to 1.2% for the United States as a whole during that period. Minnesota's population is currently forecast to grow at an annual compounded rate of 0.8% through 2015.

            In 2001, the structure of Minnesota's economy paralleled the structure of the United States economy as a whole.
State employment in ten major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within two percentage points of national employment share.

            In the period 1980 to 1990, overall employment growth in Minnesota increased by 17.9%, lagging behind the nation, whose growth increased by 20.1%. In the period 1990 to 2001, overall employment growth in Minnesota increased by 22.4%, compared to 19.9% for the United States as a whole during the same period. While the importance of the agricultural sector in the State has decreased, manufacturing has been a strong sector, with Minnesota non-farm employment growth outperforming that of the United States in the 1990-2001 period. In the durable goods industries, the State's employment in 2001 was highly concentrated in the industrial machinery and instrument and miscellaneous categories. Of particular importance is the industrial machinery category in which 28.2% of the State's durable goods employment was concentrated in 2001, as compared to 19.0% for the United States as a whole.

            The importance of the State's rich resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2001, 30.1% of Minnesota's non-durable goods employment was concentrated in food and kindred industries and 16.5% in paper and allied industries. This compares to 23.6% and 8.9%, respectively, for comparable sectors in the national economy. Both of these sectors rely heavily on renewable resources in the State. Over half of the State's acreage is devoted to agricultural purposes, and nearly one-third to forestry. Printing and publishing is also relatively more important in the State than in the U.S.

            Mining is currently a less significant factor in the State economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 17.3 thousand employed in 1979 to 6.0 thousand employed in 2001. It is not expected that mining employment will return to 1979 levels. However, Minnesota retains vast quantities of taconite as well as copper, nickel, cobalt, and peat which may be utilized in the future.

            Since 1980, State per capita personal income has usually been within eight percentage points of national per capita personal income. In 2001, Minnesota per capita personal income was 108.6% of its U.S. counterpart. During the period 1980 to 1990, Minnesota ranked first in growth of personal income and first during the period 1990 to 2000 among the 12 states in the North Central Region. Over the period 1980 to 1990, Minnesota non-agricultural employment grew 20.3% while the entire North Central Region grew 14.4%. During the 1990-2001 period, Minnesota non-agricultural employment increased 25.6%, while regional employment increased 17.6%.

            During 2000 and 2001, the State's monthly unemployment rate was generally less than the national unemployment rate, averaging 3.3% in 2000, as compared to the national average of 4.0%, and 3.7% in 2001, compared to the national average of 4.8%. As of August 2002, Minnesota's unemployment rate was 3.9%, while the national unemployment rate was 5.7%.

Financial Condition
-------------------

            Minnesota operates on a biennial budget basis. Prior to each fiscal year of a biennium, the Department of Finance allots a portion of the applicable biennial appropriation to each State agency or other entity for which an appropriation has been made. Supplemental appropriation and changes in revenue measures are sometimes adopted by the Legislature during the biennium. An agency or entity may not expend moneys in excess of its allotment. The State's principal sources of nondedicated revenues are taxes of various types. The Accounting General Fund receives no unrestricted federal grants. The only federal funds deposited into the Accounting General Fund are to reimburse the State for expenditures on behalf of federal programs.

            Prior to the Current Biennium, Minnesota law established a Budget Reserve and Cash Flow Account in the Accounting General Fund which served two functions. In 1995, the Minnesota legislature separated the Budget Reserve and Cash Flow
Account into two separate accounts; the Cash Flow Account and the Budget Reserve Account, each having a different function.

            The Cash Flow Account was established in the Accounting General Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds from the Cash Flow Account is governed by statute. The Cash Flow Account Balance is set for the current Biennium at $900 million.

            The Budget Reserve Account was established in the Accounting General Fund for the purpose of reserving funds to cushion the State from an economic downturn. the use of funds from the Budget Reserve Account and the allocation of surplus forecast balances to the Budget Reserve Account are governed by statute. The Budget Reserve Account balance is set for the Current biennium at $318 million.

Current Biennium
----------------

            January 2001 Governor's Budget Recommendation. In January 2001, the Governor submitted a proposed budget to the legislature for the 2002-2003 biennium (the "Current Biennium") that was based on the November 2000 forecast of Accounting General Fund revenues and expenditures. The January 2001 Governor's recommendation reflected a net reduction in Accounting General Fund resources of $787 million from the November 2000 forecast for the Current Biennium. Current resources, total resources less the balance from the Previous Biennium, in the January 2001 Governor's recommendation increased by $3.629 billion (15.3%) over the Previous Biennium.

            The Governor included major tax reform proposals in his January 2001 recommendation. Proposed tax reductions and tax reform totaled $882 million in the Current Biennium. These reductions were offset in part by increased revenues of $470 million from a proposed statewide business property tax levy. All other Accounting General Fund revenues were reduced by $102 million from the November 2000 forecast. The Governor proposed to re-direct the remaining two years of one-time tobacco settlement revenues to endowment funds resulting in a $334 million reduction in Accounting General Fund revenues.

            The January 2001 Governor's recommendation for the Current Biennium increased Accounting General Fund spending by $1.936 billion over the November 2000 forecast base (excluding inflation). This amounted to a $2.717 billion (11.0%) increase over the January 2001 Governor's recommendation for the Previous Biennium.

            The largest single increase proposed, $1.389 billion over the November 2000 forecast, would occur in tax reform and relief. Property taxes would be reduced by increasing state spending for K-12 education and by increasing state aids to cities, towns and counties. The changes proposed by the Governor for property tax reform and relief would increase state spending in the K-12 education and local aid programs, thereby having the effect of reducing local property taxes.

            Based upon the February 2001 forecast of Accounting General Fund revenues and expenditures the Governor submitted supplemental budget recommendations to the Legislature in March 2001. The March 2001 Governor's Budget Recommendation made a number of changes to his tax proposals based on the lowered forecast in February 2001. The most significant of these changes included a modification of the Governor's proposal for individual income tax rate reductions that produced a savings of $213 million. The proposal to reduce the motor vehicle registration tax was postponed for one year which produced a savings of $84 million. There were also a number of minor changes and technical corrections to the January 2001 Governor's recommendation.

            The 2001 legislative session ended on the constitutional deadline of May 21, 2001. However, the Legislature was unable to agree on the tax and appropriation bills by that date. A special legislative session took place from June 11 to June 30, 2001. A compromise was reached on the tax and spending measures and the related bills were passed by the Legislature and signed by the Governor.

            The adopted budget included Accounting General Fund spending of $27.604 billion. This amount was $3.013 billion (12.3%) greater than estimated spending for the Previous Biennium. The largest single change in projected Accounting General Fund spending occured as a result of the actions to reform and reduce property taxes and the corresponding increase in spending related to the state assumption of general education costs and local aid program reforms. Over one-half of the spending increase was attributable to the impact of spending increases related to property tax reform and relief. Excluding the cost of property tax reform and relief, spending increased $1.463 billion or 6.9% over the Previous Biennium. The Legislature also adopted several changes governing state reserves and future forecast allocations.

            January 2002 Governor's Budget Recommendations. In January 2002 the governor submitted a proposed supplemental budget to the Legislature for the Current Biennium that was based on the November 2001 forecast of Accounting General Fund revenues and expenditures. The January 2002 Governor's recommendation proposed a net increase of $539 million in Accounting General Fund resources from the November 2001 forecast for the current Biennium. The proposed increase in Accounting General Fund resources included $397 million in proposed tax increases and $142 million from non-tax revenues and selective one-time transfers from other State funds.

            The Governor recommended that tax changes totaling $397 million be enacted to solve twenty percent of the deficit forecast for the Current Biennium. Major components of the January 2002 Governor's recommendation were a five cent per gallon gasoline tax increase, indexed to inflation, a twenty-nine cents per pack increase in cigarette taxes and corporate and individual income tax changes including an estate tax reduction.

            The January 2002 Governor's recommendation for the
Current Biennium reduced Accounting General Fund spending by $700 million from the November 2001 forecast. This amounted to a 2.5% reduction in authorized spending for the Current Biennium.

            The expenditure reductions proposed by the Governor varied by major spending category. Proposed reductions to K-12 education amounted to $92 million or a 0.9% reduction. Higher education was reduced $71 million or 2.5 percent. Local Government Aids were reduced $146 million or 5.2 percent. Health and human services spending was reduced $98 million or 1.5 percent. All other spending categories accounted for $293 million of the proposed reduction or 5.3 percent. Most state agency operating budgets were reduced between 5 and 10 percent.

            The Governor recommended using the existing $653 million balance in the Budget Reserve Account to reduce the forecast deficit. Additionally, the Governor's Recommendation included eliminating a $14 million reserve designated for local government aid reform. The Governor recommended retaining the existing $350 million Cash Flow Account, as well as the $158 million tax relief account created by a year-end surplus for Fiscal Year 2001. The Governor's recommendation included provisions restoring $389 million to the budget reserve account at the beginning of the Next Biennium.

            Based upon the February 2002 forecast of Accounting General Fund revenues and expenditures the Governor submitted supplemental budget recommendations to the Legislature for the Current Biennium. The February 2002 Governor's recommendation supplemented his January 2002 recommendations and eliminated the additional forecasted $333 million deficit. The Governor recommended changes totaling $335 million. First, the Governor recommended that the Tax Relief Account balance be eliminated effective June 30, 2002 and that the $158 million balance in the account be transferred to the Accounting General Fund. This changed the Governor's original recommendation that this amount be transferred to the Budget Reserve Account on July 1, 2003. The Governor also withdrew his recommendation to change payment of a portion of the Local Government Aid payments from July to March. This recommendation had the effect of reducing recommended Fiscal Year 2003 spending by $173 million.

            During the 2002 legislative session that ended on May 20, 2002, the Legislature enacted revenue measures and expenditures to balance the budget for the Current Biennium. The 2002 legislature passed two budget bills for the purpose of balancing the Accounting General Fund for the Current Biennium. The Governor vetoed both budget bills. Both vetoes were overridden by the Legislature and enacted into law. The Governor vetoed the bills because he did not believe either made permanent revenue and expenditure changes sufficient to reduce projected budget shortfalls in the Next Biennium.

            The legislation balanced projected revenues and expenditures for the Current Biennium by $223 million in spending cuts; $856 million in transfers from Accounting General Fund reserves; $605 million in transfers from other funds; cancellation of one-time projects and authorized bonds to finance previously authorized cash capital projects; and $509 million in changes to selective payment and collection schedules. The 2002 legislative session produced no significant tax law changes.

            The Minnesota Legislature met in a one-day special session on September 19, 2002. The session enacted a flood relief package designed to provide assistance to northern Minnesota communities that incurred damage from summer flooding. The Legislature authorized new spending totaling $29,400,000 for the purpose of providing matching funding for federal emergency funds, agricultural, business, and housing assistance, property tax relief, and public infrastructure repair funding.

            Of the total authorized new spending, $10,718,000 was from the Accounting General Fund. Previously authorized Accounting General Fund cash appropriations for trunk highway road projects totaling $10,100,000 were cancelled and the Legislature authorized $10,115,000 of trunk highway bonds for the same purpose. The debt service appropriation was increased by $738,000 and there were reductions to the Accounting General Fund of $60,000. After giving effect to this change, total Accounting General Fund expenditures increased by $678,000.

            These actions had the effect of reducing the expected balance in the Budget Reserve Account for June 30, 2003 from $319 million to $318 million.


Litigation
----------

            There are now pending against the State certain legal actions which could, if determined adversely to the State, have a material adverse effect in excess of $10 million on the State's expenditures and revenues during the Current Biennium.

NEW JERSEY PORTFOLIO
--------------------

            The New Jersey Portfolio seeks the highest level of current income exempt from both federal income tax and State of New Jersey ("New Jersey" or the "State") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax. As a matter of fundamental policy at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position). The Fund will invest at least 80% of its net assets in securities the interest on which is exempt from New Jersey personal income tax (i.e. New Jersey municipal securities). In addition, during periods when the Fund's Adviser believes that New Jersey municipal securities that meet the Portfolio's standards are not available, the Portfolio may invest a portion of its assets in securities whose interest payments are only federally tax-exempt. However, it is anticipated that under normal circumstances substantially all of the Portfolio's total assets will be invested in New Jersey municipal securities. As a matter of fundamental policy, the New Jersey Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

            The following is based on information obtained from an Official Statement, dated October 1, 2002, relating to
$600,000,000 New Jersey Economic Development Authority School
Facilities Construction Bonds, 2002 Series C.

Economic Climate
----------------

            New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,134 persons per square mile, it is the most densely populated of all the states. Between 1980 and 1990 the annual population growth rate was 0.51% and between 1990 and 2000 the growth rate accelerated to 0.83 percent. While this rate of growth compared favorably with other Middle Atlantic States, it was less than the national rate of increase. New Jersey is located at the center of the megalopolis which extends from Boston to Washington, and which includes over one-fifth of the country's population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in the State.

            The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Since 1977, casino gambling in Atlantic City has been an important State tourist attraction.

            During 2001 New Jersey experienced an economic slowdown similar to the rest of the nation. Although average annual employment grew for the ninth consecutive year, it marked the slowest pace since 1993 and was well below the 2.5% growth in 2000. Employment in 2000 increased by 0.7%, resulting in an increase of 30,000 jobs compared to 2000. Job gains were primarily spread across the service producing industries with particularly strong growth in financial services (6,600).

            Most of the job losses in 2001 were concentrated in manufacturing, a sector that has been declining for more than a decade. Transportation, utilities and business services also lost jobs in 2001.

            Personal income growth in New Jersey moderated to 4.5% in 2001, substantially below the record pace of 8.2% in 2000. As a result, retail sales rose by 7.0%, compared to almost 9.0% in 2001. Low inflation, approximately 3%, continues to benefit New Jersey consumers and businesses and low interest rates boost housing and consumer durable expenditures. In 2001, home building decreased by 16% from the 2000 level. New Jersey's unemployment rate rose to 4.2% in 2001, a rate below the national rate.

            Economic forecasts as of June 2002 for the national and State economies project a weaker economic performance in 2002 than was anticipated at the beginning of the fiscal year. However, a moderate underlying recovery is expected to continue during 2002 leading to accelerated economic performance in 2003. In the latest Federal Open Market Committee (FOMC) Meeting on June 26, 2002, the FOMC noted that economic activity is continuing to increase and they remain optimistic that the recovery will pick up in coming quarters.

            New Jersey's economy is expected to follow the national trend in 2002 and 2003. Employment growth is projected to remain flat in 2002 but grow moderately at 1%+ in 2003. Personal income growth in New Jersey is expected to dip to around 3% in 2002 and then pick up close to 5% in 2003. Housing starts are expected to ease to around 26,000+ units during the next two years, substantially below the 34,000+ units reached in 2000. New vehicle registrations are projected to moderate from the near record set in 2000 but remain close to 600,000 units in 2002 and increase above that level in 2003. Inflation is expected to remain modest, below 3% in 2002 and 2003. To a large extent, the future direction of economic recovery nationally and in New Jersey hinges on assumptions of no further terrorist attacks, supportive monetary and fiscal stimulus, low energy prices, a stable dollar, minimal disruptions from corporate collapses similar to Enron and WorldCom, and no further turmoil in the financial markets.

Financial Condition
-------------------

            The State Constitution provides, in part, that no money may be drawn from the State Treasury except for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

            Should it appear that revenues will be less than the amount anticipated in the budget for a fiscal year, the Governor may take steps to reduce State expenditures. The State
Constitution additionally provides that no supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

            For the fiscal year ended June 30, 2002, the undesignated fund balances, which are available for appropriation in succeeding fiscal years, for all funds are estimated to be $100 million, a decrease of approximately $900 million from fiscal year 2001. The undesignated fund balances for all funds are projected to be $112 million for fiscal year 2003. Revenues for the General Fund, in which the largest part of the financial operations of the state is accounted for, are estimated to be $100 million for fiscal year 2002 and are projected to be $110 million in fiscal year 2003.

State Indebtedness
------------------

            The New Jersey Sports and Exposition Authority (the "Sports Authority") has issued State guaranteed bonds of which $55,670,000 were outstanding as of June 30, 2002. The State believes that the revenue of the Sports Authority will be sufficient to provide for the payment of debt service on these obligations without recourse to the State's guarantee.

            Legislation enacted in 1992 by the State authorizes the Sports Authority to issue bonds for various purposes payable from State appropriations. Pursuant to this legislation, the Sports Authority and the State Treasurer have entered into an agreement (the "State Contract") pursuant to which the Sports Authority will undertake certain projects, including the refunding of certain outstanding bonds of the Sports Authority, and the State Treasurer will credit to the Sports Authority amounts from the General Fund sufficient to pay debt service and other costs related to the bonds. The payment of all amounts under the State Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 2002 there were approximately $699,465,00 aggregate principal amount of Sports Authority bonds outstanding, the debt service on which is payable from amounts credited to the Sports Authority Fund pursuant to the State Contract.

            In July 1984, the State created the New Jersey Transportation Trust Fund Authority (the "TTFA"), an instrumentality of the State organized and existing under the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "TTFA Act") for the purpose of funding a portion of the State's share of the cost of improvements to the State's transportation system. Pursuant to the TTFA Act, as amended in July 2000, the principal amount of the TTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $650 million plus amounts carried over from prior fiscal years. These bonds are special obligations of the TTFA payable from the payments made by the State pursuant to a contract between the TTFA, the State Treasurer and the Commissioner of Transportation. As of June 30, 2002, there were approximately $5,136,710,000 aggregate principal amount of TTFA issues outstanding. To the extent these notes are not paid by NJT, these notes are payable by the TTFA pursuant to a Standby Deficiency Agreement entered into by the TTFA and the Trustee for the notes. The Standby Deficiency Agreement was issued on a parity with all bonds issued by the TTFA.

            Pursuant to legislation, the New Jersey Economic Development Authority (the "EDA") has been authorized to issue Economic Recovery Bonds, State Pension Funding Bonds and Market Transition Facility Bonds. The Economic Recovery Bonds have been issued pursuant to legislation enacted in 1992 to finance various economic development purposes. Pursuant to that legislation, EDA and the State Treasurer have entered into an agreement (the "ERF Contract") through which EDA has agreed to undertake the financing of certain projects and the State Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to the State under an agreement with the port Authority of New York and New Jersey. The payment of all amounts under the ERF Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 2002 there were approximately $216,262,869 aggregate principal amount of Economic Recovery Fund Bonds outstanding.

            Legislation enacted in June 1997 authorizes the EDA to issue bonds to pay a portion of the State's unfunded accrued pension liability for the State's retirement systems (the "Unfunded Accrued Pension Liability"), which, together with amounts derived from the revaluation of pension assets pursuant to companion legislation enacted at the same time, will be sufficient to fully fund the Unfunded Accrued Pension Liability. The Unfunded Accrued Pension Liability represents pension benefits earned in prior years which, pursuant to standard actuarial practices, are not yet fully funded. As of June 30, 2002, there were approximately $2,759,733,673 aggregate principal amount of State Pension Funding Bonds outstanding. The EDA and the State Treasurer have entered into an agreement which provides for the payment to the EDA of monies sufficient to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the State Legislature.

            The Market Transition Facility Bonds have been issued pursuant to legislation enacted June 1994 to pay the current and anticipated liabilities and expenses of the market transition facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis. As of June 30, 2002, there were approximately $538,335,000 aggregate principal amount of Market Transition Bonds outstanding.

            The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible State entities. "Moral obligation" bonded indebtedness issued by State entities as of June 30, 2002 stood at an aggregate principal amount of $819,135,000. Of this total, $110,200,000 was issued by the New Jersey Housing and Mortgage Finance Agency. This Agency has never had a deficiency in a debt service reserve fund that required the State to appropriate funds to meet its "moral obligation," and it is anticipated to earn sufficient revenues to cover debt service on its bonds. The Higher Education Assistance Authority and the South Jersey Port Corporation issued moral obligation indebtedness in aggregate principal amounts of $636,090,000 and $72,845,000, respectively. It is anticipated that the Higher Education Assistance Authority's revenues will be sufficient to cover debt service on its bonds. However, the State has periodically provided the South Jersey Port Corporation with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations.

Litigation
----------

            At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Claims Act. The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

            The State routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

            In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

            At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act. An independent study estimated an aggregate potential exposure of $93,536,000 for tort and medical malpractice claims pending as of June 30, 2002. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.


OHIO PORTFOLIO
--------------

            The Ohio Portfolio seeks the highest level of income exempt from both federal income tax and State of Ohio ("Ohio" or the "State") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Ohio personal income tax. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Ohio securities. As a matter of fundamental policy, the Ohio Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. For purposes of these policies, net assets include any borrowings for investment purposes. Shares of the Ohio Portfolio are available only to Ohio residents.

            The following is based on information obtained from a Preliminary Official Statement, dated August 20, 2002, relating to $200,000,000 State of Ohio Common Schools General Obligation
Bonds, Series 2002B.

Economic Climate
----------------

            Ohio's 2000 decennial census population of 11,353,140 indicated a 4.7% population growth since 1990 and ranked Ohio seventh among the states in population.

            Although manufacturing (including auto-related manufacturing) in Ohio remains an important part of the State's economy, the greatest growth in Ohio's economy in recent years has been in the non-manufacturing sectors. In 1999, Ohio ranked seventh in the nation with approximately $362 billion in gross state product and was third in manufacturing with an approximate value of $93 billion. As a percent of Ohio's 1999 gross state product, manufacturing was responsible for 26%, with 18% attributable to the services sector and 16% to the finance, insurance and real estate sector. Ohio is the eighth largest exporting state, with 2000 merchandise exports totaling $26 billion. The state's two leading export industries are transportation equipment and industrial machinery, which together account for 51% of the value of Ohio's merchandise exports.

            Ohio continues as a major "headquarters" state. Of the top 500 corporations (industrial and service) based on 1999 revenues reported in 2000 by Fortune, 28 had headquarters in Ohio, placing Ohio tied for fifth as a corporate headquarters state.

            Payroll employment in Ohio, in the diversifying employment base, showed a steady upward trend until 1979, then decreased until 1982. It increased through 1991, decreased slightly in both early 1992 and late 1993, but otherwise has increased steadily through 2000. Growth in recent years has been concentrated among "non-manufacturing" industries, with manufacturing employment tapering off since its 1969 peak. The "non-manufacturing" sector employs approximately 81% of all non-agricultural payroll workers in Ohio.

            With 14.9 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 80,000 individual farms, agriculture and related agricultural sectors combined is an important segment of Ohio's economy. Ohio's 2000 crop production value of $2.6 billion represented 3.7% of total U.S. crop production value. In 1999, Ohio's agricultural sector total output reached $5.1 billion with agricultural export shares (primarily soybeans, feed grains and wheat, and their related products) estimated at a value of $1.2 billion.

Financial Condition
-------------------

            Consistent with the constitutional provision that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. The Constitution requires the General Assembly to provide for raising revenue, sufficient to defray the expenses of the state, for each year, and also a sufficient sum to pay the principal and interest as they become due on the state debt. The State is effectively precluded by law from ending a Fiscal Year or a biennium in a deficit position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Constitution to $750,000.

            The Revised Code provides that if the Governor ascertains that the available revenue receipts and balances for the General Revenue Fund ("GRF") or other funds for the then current fiscal year will in all probability be less than the appropriations for that year, he shall issue such orders to State agencies as will prevent their expenditures and incurred obligations from exceeding those revenue receipts and balances. The Governor did implement this directive in some prior fiscal years, and has implemented it in both years of the current fiscal biennium.

            Most State operations are financed through the GRF. Personal income and sales-use taxes are the major GRF sources. The last complete fiscal biennium ended June 30, 2001 with a GRF fund balance of $219,413,500. The State also has maintained a "rainy day" fund, the Budget Stabilization Fund (BSF), which under current law and until used is intended to carry a balance of approximately 5% of the GRF revenues for the preceding Fiscal Year. The BSF is generally maintained by transfer from the surplus, if any in each Fiscal Year. The BSF has a current balance of $427,904,000.

            At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has, since 1934, limited the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of the aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation--commonly referred to in the context of Ohio local government finance as the "ten-mill limitation".

            The Constitution directs or restricts the use of certain revenues. Highway fees and excises, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income taxes and estate taxes must be returned to the originating political subdivisions and school districts. State lottery net profits are allocated to elementary, secondary, vocational and special education program purposes including, as provided for in the recently passed constitutional amendment, application to debt service on obligations issued to finance capital facilities for a system of common schools.

            Census figures for 1998 showed that Ohio then ranked 34th in state taxes per capita. As examples of rates of major taxes, the State sales tax is currently levied at the rate of 5%. The highest potential aggregate of State and permissive local sales taxes is currently 8%, and the highest currently levied in any county is 7%. The State gasoline tax is currently 22 cents per gallon, one cent of which is specifically directed to local highway-related infrastructure projects.

            Current State personal income tax rates, applying generally to federal adjusted gross income, range from 0.743% on $5,000 or less with increasing bracketed base rates and percentages up to a maximum on incomes over $200,000 of $11,506 plus 7.5% on the amount over $200,000. Reflecting amounts transferred from Fiscal Year ending GRF balances to the Income Tax Reduction Fund, personal income tax rates for each of the 1996 through 2000 tax years were reduced by approximately 6.61%, 3.99%, 9.34%, 3.63% and 6.93%, respectively.

            Under current law, enacted in May 2002, beginning in July 2005 the State income tax brackets will be indexed to the Gross Domestic Product figures.

            The Constitution requires 50% of State income tax receipts to be returned to the political subdivisions or school districts in which those receipts originate. There is no present constitutional limit on income tax rates.

            Municipalities and school districts may also levy certain income taxes. Any municipal rate (applying generally to wages and salaries, and net business income) over 1%, and any school district income tax (applying generally to the State income tax base for individuals and estates), requires voter approval. Most cities and villages levy a municipal income tax. The highest current municipal rate is 2.85%. A school district income tax is currently approved in 127 districts.

            Since 1960 the ratio of Ohio to U.S. aggregate personal income has declined, with Ohio's ranking moving from fifth among the states in 1960 and 1970 to eighth in 1990, increasing to seventh in 1994 and thereafter. This movement in significant measure reflects "catching up" by several other states and a trend in Ohio toward more service sector employment.

Recent Bienniums
----------------

            For the 2000-01 biennium, GRF appropriations approximated $39.8 billion. Ohio ended the first year of the 2000-01 biennium with a GRF budgetary fund balance of $855.8 million, higher than anticipated due to lower-than-budgeted spending and higher-than-expected revenue. As a result, $610.4 million of the GRF's June 30, 2000 budgetary fund balance was transferred to the income tax reduction fund, $49.2 million was transferred to the BSF and the balance was carried forward to pay for budgeted expenditures in fiscal year 2001.

            In December 2000 (the second year of the biennium), the State enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance assistance programs. The State's share of this additional funding was $247.6 million, with $125 million coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1-2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and rental payments relating to obligations, were elementary and secondary education.

            The Governor announced in late March 2001 OBM's new preliminary lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 (for which appropriation bills were then pending). Based on indications that the Ohio economy continued to be affected by the economic downturn being experienced nationwide, GRF revenue estimates for Fiscal Year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further reductions in expenditures and appropriations spending, with the same exceptions as the earlier reductions mentioned above. In addition, with the aim of achieving a July 1, 2001 beginning GRF fund balance (and a June 30 ending balance) of at least $188,200,000 (representing historical 0.5% year end cash flow allowance), OBM was authorized to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended Fiscal Year 2001 with a GRF cash balance of $817,069,000 and fund balance of $219,414,000, making that transfer unnecessary.

            Lengthy and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures for the new Fiscal Years 2002-03, primarily as a result of continuing economic conditions. Budgetary pressures have been primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

            The GRF appropriations act for the 2002-03 biennium, not providing for any increases in major State taxes, was passed in June 2001, and promptly signed (after selective vetoes) by the Governor. That act provided for total GRF biennial expenditures of approximately $45.1 billion. The appropriations act provided for the use of certain reserves, aimed at achieving Fiscal Year and biennium ending positive fund balances based on estimates and projections at the time of passage. OBM was authorized by the original appropriations act to transfer, if necessary, up to $150,000,000 from the BSF (current balance of over $1 billion) to the GRF for purposes of increasing moneys available to pay Medicaid expenses, with an additional $10,000,000 appropriated from the BSF to a State emergency purposes fund. Assuming all those transfers are made from the BSF, its balance would have been reduced to approximately $855,000,000.

            The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001, OBM lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories, OBM then projected GRF revenue shortfalls for Fiscal Year 2002 of $709,000,000 and of $763,000,000 for current
Fiscal Year 2003. Executive and legislative actions were taken based on the then new OBM estimates, including reduced appropriations spending by most State agencies. Then in December, the General Assembly passed legislation, the more significant aspects of which included authorizing the transfer of up to $248,000,000 from the BSF to the GRF during the current biennium, reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in Fiscal Years 2002 and 2003, and reducing appropriations spending authorizations for the legislative and judicial branches.

            Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income taxes and from corporate franchise taxes. These updated estimates of GRF revenue shortfalls were approximately $763,000,000 in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken for Fiscal Year 2002 and will be taken as necessary to ensure a positive GRF fund balance for the biennium.

            Fiscal year 2002 nevertheless did end with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash). This was accomplished by the remedial steps described above, including the significant transfers from the BSF ($534,300,000) and from tobacco settlement moneys ($289,600,000). The Fiscal Year ending BSF balance was $427,904,000, already committed and appropriated to GRF use if needed in Fiscal Year 2003.

            On July 1, 2002, the first day of the new Fiscal Year, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for Fiscal Year 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. This cutback order reflected and was consistent with prior budget balancing discussions between the Governor and General Assembly. OBM is currently projecting a positive GRF fund balance at June 30, 2003. As discussed above, the State is effectively precluded by law from ending a Fiscal Year or a biennium in a "deficit" position. The Governor and his administration, and the General Assembly, continue and will continue to monitor financial developments on both the revenue and expenditure sides to ensure this positive GRF ending fund balance.

Schools
-------

            In a September 2001 opinion the Ohio Supreme Court issued its latest substantive decision in litigation that had long been pending in Ohio courts questioning the constitutionality of the State's system of school funding and compliance with the constitutional requirement of that the State provide a "thorough and efficient system of common schools." The majority of the Court concluded that the system of school funding, as it had been modified and developed since 1991 and assuming full implementation of two modifications newly ordered by the Court, will meet constitutional requirements. The two modifications directed by the Court, both of which would require action by the General Assembly, are (i) revisions of the formula and factors involved in calculating the per student costs of providing an adequate education (the Court stated no deadline, but required that the revisions be applied retroactively to July 1, 2001; and (ii) the effective date of full implementation of a parity aid program (already adopted and being phased in) is moved up by two years -- full funding to be in Fiscal Year 2004 rather than 2006.

            The Court granted the State's motion for reconsideration and clarification. It is not possible at this time to state what the Court's final action on reconsideration will be or what or when the General Assembly's responses will be, or what effect they or any related actions may have on the State's overall financial condition (particularly in the current fiscal biennium) or on specific State operations or functions.

Municipalities
--------------

            Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are 943 incorporated cities and villages (municipalities with populations under 5,000) in the State. Five cities have populations of over 100,000 and 16 over 50,000.

            A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined "fiscal emergencies". A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions, and to take other actions required under its financial plan. It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's stated standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations (used only once, in 1980).

            There are currently nine municipalities in fiscal emergency status and three municipalities in fiscal watch status.
A current listing of municipalities in fiscal emergency and fiscal watch status is accessible on the Internet at http://www.auditor.state.oh.us.

            The fiscal emergency legislation has been amended to extend its potential application to counties (88 in the State) and townships. This extension is on an "if and as needed" basis, and not aimed at particular identified existing fiscal problems of those subdivisions.

Litigation
----------

      The State of Ohio is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to its operations. The ultimate disposition of these proceedings is not presently determinable, but in the opinion of the Ohio Attorney General will not have a material adverse effect on payment of State obligations.


PENNSYLVANIA PORTFOLIO
----------------------

            The Pennsylvania Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Pennsylvania ("Pennsylvania" or the "Commonwealth") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the Commonwealth, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Commonwealth of Pennsylvania personal income tax. As a matter of fundamental policy at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Pennsylvania securities. As a matter of fundamental policy, the Pennsylvania Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. For purposes of these policies, net assets include any borrowings for investment purposes. Shares of the Pennsylvania Portfolio are available only to Pennsylvania residents.

            The following was obtained from an Official
Statement, dated October 1, 2002, relating to the issuance of $698,030,000 Commonwealth of Pennsylvania General Obligation
Bonds, Second Refunding Series of 2002.

Economic Climate
----------------

            The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions.

            Pennsylvania's agricultural industries remain an important component of the Commonwealth's economic structure, accounting for more than $5.1 billion in crop and livestock products annually. Agribusiness and food related industries reached record export sales, approaching $1 billion in economic activity in 2001. Over 59,000 farms form the backbone of the State's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and four million acres of pasture and farm woodlands - nearly one-third of the Commonwealth's total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a number of agricultural products.

            Pennsylvania's natural resources include major deposits of coal, petroleum, natural gas and cement. Extensive public and private forests provide a vast source of material for the lumber/wood products industry and the related furniture industry. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams, natural and man-made lakes.

            Human resources are plentiful in Pennsylvania. The workforce is estimated at 5.7 million people, ranking as the sixth largest labor pool in the nation. The high level of education embodied in the Commonwealth's work force fosters a wide variety of employment capabilities. Pennsylvania's basic and higher education statistics compare favorably with other states in the nation.

            Pennsylvania is a Middle Atlantic state within easy reach of the populous eastern seaboard and, as such, is a gateway to the Midwest. The Commonwealth's strategic geographic position is enhanced by a comprehensive transportation grid. The Commonwealth's water systems afford the unique feature of triple port coverage, a deep water port at Philadelphia, a Great Lakes port at Erie and an inland water port at Pittsburgh.

            The Commonwealth is highly urbanized. Of the Commonwealth's 2001 mid-year population estimate, 79% resided in the 15 Metropolitan Statistical Areas ("MSAs") of the Commonwealth. The largest MSAs in the Commonwealth are those which include the cities of Philadelphia and Pittsburgh, which together contain almost 44% of the State's total population. The population of Pennsylvania, the highest ever, 12.28 million people in 2001, according to U.S. Bureau of the Census, represents a population growing more slowly than the nation with a higher portion than the nation or the region comprised of persons between 45 and 65 years of age.

            Non-agricultural employment in Pennsylvania over the ten years ending in 2001 increased at an annual rate of 1.2%.
This rate compares to a 0.7% rate for the Middle Atlantic Region and 2.1% for the U.S. during the same period.

            Non-manufacturing employment in Pennsylvania has increased in recent years to 84.4% of total employment in 2001. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 15.6% of 2001 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 2001, the services sector accounted for 33.4% of all non-agricultural employment while the trade sector accounted for 22.3%.

            Within the manufacturing sector of Pennsylvania's economy, which now accounts for less than one-fifth of total non-agricultural employment in Pennsylvania, the non-electrical machinery industries employed the largest number of workers. Employment in the non-electrical machinery industries was 10.7% of Pennsylvania manufacturing employment but only 1.7% of total Pennsylvania non-agricultural employment in 2001.

            Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990's. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 7.0% in 1991 and 7.6% in 1992. The resumption of faster economic growth resulted in an annual decrease in the Commonwealth's unemployment rate to 4.7% in 2001. From 1997 through 2001, Pennsylvania's annual average unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the United States. As of July 2002, the most recent month for which data are available, the seasonally adjusted unemployment rate for the Commonwealth was 5.4%.

            Personal income in the Commonwealth for 2001 was $377.4 billion, an increase of 3.4% over the previous year. During the same period, national personal income increased at a rate of 3.3%. Based on the 2001 personal income estimates, per capita income for 2001 was at $30,720 in the Commonwealth compared to per capita income in the United States of $30,472.

            The Commonwealth's 2001 average hourly wage rate of $14.85 compares favorably to the national average of $14.33 for 2001.

Financial Condition
-------------------

            The Commonwealth utilizes the fund method of accounting. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all obligations, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

            Financial information for the General Fund is maintained on a budgetary basis of accounting. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP").

Financial Results for Recent Fiscal Years (Budgetary Basis)
-----------------------------------------------------------

            Fiscal 2002. Largely due to the effects of the national recession on tax and other receipts, actual fiscal year 2002 revenues were below estimate by 5.9% or $1.268 billion. Total fiscal year 2002 revenues net of reserves for tax refunds and including intergovernmental transfers were $19,642.3 million. Actual expenditures from fiscal year 2002 appropriations were 1.2% below the original appropriated levels. Total expenditures net of appropriation lapses and including intergovernmental transfers totaled $20,870.4 million. An unappropriated surplus balance at the close of the fiscal year was maintained by the transfer of the $1,038 million balance of the Tax Stabilization Reserve Fund to the General Fund and a partial draw down of the $336.5 million General Fund balance at the beginning of the fiscal year. The unappropriated balance at the close of the 2002 fiscal year was $142.8 million.

            Commonwealth tax revenues for the fiscal year declined 2.6% from fiscal year 2001 tax receipts, the first year over year decrease in tax receipts since fiscal year 1962, largely due to the national economic recession during the 2002 fiscal year. Most major tax categories experienced collections below their budget estimate. Sales tax receipts, the Commonwealth's largest single tax category, were below estimate by $59 million (0.8%). Corporate tax collections were $358.8 million (9.1%) below estimate led by corporate net income tax receipts that were $217.9 million (13.3%) below the budgeted estimate. Non-tax revenue receipts were $155.4 million (24.2%) below the estimate for fiscal year 2002 led by a decline in miscellaneous revenues, primarily earnings on investments.

            Reserves for tax refunds in fiscal year 2002 were $967.2 million, an increase of 11.2% over fiscal year 2001 reserves. Recent tax and tax rate changes are believed to contribute to the growth rate in refunds. Actual tax refunds in recent fiscal years have been rising at a rate faster than the increase in reserves for tax refunds, causing the amount of reserves carried forward from one fiscal year to the next to decline. At the end of fiscal year 2002, approximately $151 million of reserves were available for making tax refunds in the following fiscal year.

            Expenditures of Commonwealth revenues during fiscal year 2002, including supplemental appropriations, intergovernmental transfers and net of appropriation lapses, were $20,874.4 million, representing a 4.5% increase over the prior fiscal year. A total of $457.4 million of appropriations were lapsed during fiscal year 2002 as part of a comprehensive effort to limit spending growth in response to decreased revenues resulting from the national recession. The fiscal year 2002 budget relied on intergovernmental transfers for a larger portion of medical assistance costs than in fiscal 2001. Intergovernmental transfers replaced $549.6 million of General Fund medical assistance costs in fiscal year 2002 compared to $248.4 million in fiscal year 2001.

            Fiscal 2001. For the 2001 fiscal year, revenues were above estimate and expenditures were lower than projected, enabling the General Fund to end the fiscal year with an unappropriated surplus balance of $335.5 million. Expenditures from Commonwealth revenues for the fiscal year, net of appropriation lapses and intergovernmental transfer transaction contributions, totaled $19,966.2 million against Commonwealth revenues, net of tax refund and rebate reserves, of $19,691.1 million. Financial operations during the fiscal year caused the total unappropriated surplus balance to decline by $275 million as of June 30, 2001, an amount smaller than budgeted.

            Commonwealth revenues (prior to reserves for tax refunds) totaled $20,561.7 million, $81.2 million (0.4%) above the estimate made at the time the budget was enacted. Commonwealth tax revenues for the fiscal year increased by 1.4% over fiscal 2000 tax receipts. The growth of tax receipts during the fiscal year was constrained by $444.6 million of tax reductions enacted for the fiscal year and the slowing rate of economic growth experienced in the nation and the state during this period. Among Commonwealth receipts for the fiscal year, the capital stock and franchise tax, the personal income tax and miscellaneous non-tax income were substantially higher than budgeted. Although fiscal year receipts from the capital stock and franchise tax were above budget estimates, receipts were 1.9% below fiscal 2000 receipts, in part, due to a tax rate cut effective during the fiscal year. Receipts from the personal income tax increased 6.0% for the fiscal year led by a 6.5% gain in withholding receipts. Miscellaneous revenues increased 6.8% over the prior fiscal year, largely due to earnings on invested balances. Major Commonwealth revenue sources whose actual revenues were significantly under their budgeted amounts include the corporate net income and the sales taxes. Corporate net income tax receipts, reflecting the recent trend of falling business profits, declined by 13.8% for fiscal 2001. Sales tax receipts, though below budget, increased by 2.6% over receipts during the previous fiscal year.

            Reserves for tax refunds in fiscal 2001 were $870 million, an increase of 6.7% over fiscal 2000 reserves. Actual tax refund payments in recent fiscal years have been rising at a rate faster than the increase in reserves for tax refunds, causing the amount of reserves carried over from one fiscal year to the next to decline. At the end of fiscal 2001, approximately $184 million of reserves were available for making tax refunds in the following fiscal year.

            Fiscal 2000. At the end of the 2000 fiscal year the unappropriated surplus balance (prior to the transfer to the Tax Stabilization Reserve Fund) totaled $718.3 million, a $280.6 million increase from the fiscal 1999 year-end. The gain was due to higher than anticipated Commonwealth revenues and to appropriation lapses that were partially offset by additional supplemental appropriations and reserves for tax refunds. An amount of $107.7 million was transferred from the surplus to the Tax Stabilization Reserve Fund representing the then statutorily required 15% annual transfer. The remaining $610.5 million fiscal year-end unappropriated surplus balance was carried over to the 2001 fiscal year for the General Fund. Commonwealth revenues for the 2000 fiscal year totaled $20,256.7 million, an increase of 5.4% ($1,030.0 million) over the prior fiscal year. The amount authorized and reserved for tax refunds was increased by $171.0 million (26.6% ) as actual fiscal 1999 tax refund payments exceeded the reserved amount. The additional tax refunds were made from fiscal 2000 reserves. After adjustment for reserves for tax refunds, net Commonwealth revenues were 4.6% above those of the prior fiscal year.

            Commonwealth tax revenues, net of an estimated $390.2 million of tax reductions enacted with the fiscal 2000 budget, increased by 5.2% for the fiscal year. Among the major tax sources, the sales tax increased by 6.2%, the personal income tax by 5.7%, and the corporate net income tax by 7.8%. Non-tax revenues increased by 13.6% ($53.5 million) largely from higher investment earnings. Higher than anticipated available cash balances and higher interest rates provided the gains in investment earnings. Tax cuts enacted for the fiscal year included (i) a reduction of the tax rate for the capital stock and franchise taxes by one mill to 10.99 mills and a reduction in the minimum tax by $100 to $200 ($107.8 million); (ii) repeal of the gross receipts tax on regulated natural gas companies ($78.4 million); (iii) increase the weighting from 50% to 60% of the sales factor used in the apportionment formula to calculate Pennsylvania taxable income for corporate net income purposes ($31.5 million); (iv) restructure the public utility realty tax ($54.6 million); and (v) expand the income limit to qualify for personal income tax forgiveness by $500 to $6,500 per dependent ($7.5 million).

            Expenditures for the fiscal year (excluding intergovernmental transfer transaction expenditures and net of appropriation lapses) were $19,171.0 million representing a 5.7% ($1,026.0 million) increase over the prior fiscal year. Expenditures include $220.1 million in net supplemental appropriations enacted late in the fiscal year, primarily for corrections, education and public welfare programs. Also included in this amount is $103 million of capital projects funding, a non-recurring budget item. This amount funds several capital projects and will be in lieu of Commonwealth debt financing. Lapses of appropriation authority during the fiscal year totaled $255.3 million, including $124.3 million of prior fiscal year appropriation lapses. The lapsed appropriation amounts provided funding for the supplemental appropriations enacted.

Financial Results for Recent Fiscal Years (GAAP Basis)
------------------------------------------------------

            Fiscal 2002. GAAP basis information for Fiscal 2002 is not yet available.

            Fiscal 2001. For fiscal year 2001 assets increased $454.2 million, a 5.9% increase over fiscal year 2000 to $8,183.2 million, primarily due to higher amount of funds in investments. Liabilities also rose during fiscal year 2001, increasing $232.9 million to $3,698.2 million. The increase of assets over liabilities for fiscal year 2000 caused the fund balance to increase by $221.3 million to $4,485.0 million as of June 30, 2001. The unreserved undesignated fund balance as of June 30, 2001 was $1,524.8 million, a $175.3 million reduction from the prior fiscal year.

            Revenues and other sources for fiscal 2001 increased by 5.3% over the prior fiscal year while expenditures and other uses grew by 5.7%. However, revenues and other sources for the fiscal year exceeded expenditures, other uses, and residual equity transfers to produce a $221.3 million increase in fund balance at June 30, 2001. An increase in tobacco settlement amounts of $384.5 million included in other designated funds accounted for all of the increase in fund balance during the fiscal year. Correspondingly, the unreserved-undesignated fund balance declined by $175.3 million from the prior fiscal year.

            Fiscal 2000. During the 2000 fiscal year, assets increased $1,731.4 million, chiefly due to higher temporary investments. Liabilities also rose during the period by $331.1 million. Together, these changes produced a $1,400.3 million increase to the fund balance at June 30, 2000. The fund balance at the end of fiscal year 2000 was $4,263.6 million, the largest fund balance achieved since audited GAAP reporting was instituted in 1984 for the Commonwealth. The $1,105 million June 30, 2000 balance in the Tax Stabilization Reserve Fund is included in the GAAP basis fund balance for the General Fund.

            Revenues from taxes and other sources during fiscal year 2000 increased 5.9% over the fiscal year 1999 level. Taxes increased by $888.5 million representing a 4.9% increase while other revenues rose by $979.7 million. Expenditures and other uses rose during the fiscal year by 6.8%, led by a 21.4% increase in expenditures for economic development and assistance costs. However, that increase only accounted for $83.0 million of expenditure increase for the fiscal year. Expenditures in the largest expenditure category, public health and welfare, increased by $1,053.7 million representing a 7.2% increase.

City of Philadelphia
--------------------

            Philadelphia is the largest city in the Commonwealth with an estimated population of 1,517,550 according to the 2000
Census.

            The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia, the Commonwealth's largest city, in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia as of June 30, 1992, of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on June 18, 2002.

            No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA'S authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $840.6 million in special revenue bonds outstanding as of June 30, 2002. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

Commonwealth Debt
-----------------

            The Constitution permits the Commonwealth to incur following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

            Net outstanding general obligation debt totaled $6,032.6 million at June 30, 2002, an increase of $616.4 million from June 30, 2001. Over the 10-year period ending June 30, 2002, total outstanding general obligation debt increased at an annual rate of 2.2%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 4.7%.

            Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations.

Litigation
----------

      In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal 2001 is $20.0 million.


VIRGINIA PORTFOLIO
------------------

            The Virginia Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Virginia ("Virginia" or the "Commonwealth") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the Commonwealth, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Commonwealth of Virginia personal income tax. As a matter of fundamental policy at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Virginia securities. As a matter of fundamental policy, the Virginia Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. For purposes of these policies, net assets include any borrowings for investment purposes. Shares of the Virginia Portfolio are available only to Virginia residents.

            The following is based on information obtained from an Official Statement, dated October 1, 2002, relating to
$186,880,000 Commonwealth of Virginia General Obligation Bonds,
Series 2002.

Economic Climate
----------------

            The Commonwealth's 2001 population of 7,187,700 was 2.5% of the United States' total. Among the 50 states, it ranked twelfth in population. With 39,594 square miles of land area, its 2001 population density was 178.8 persons per square mile, compared with 79.6 persons per square mile for the United States.

            The Commonwealth is divided into five distinct regions--a coastal plain cut into peninsulas by four large tidal rivers, a piedmont plateau of rolling farms and woodlands, the Blue Ridge Mountains, the fertile Shenandoah Valley and the Appalachian plateau extending over the southwest corner of the Commonwealth. Approximately one-third of all land in Virginia is used for farming and other agricultural services. This variety of terrain, the location of the Commonwealth on the Atlantic Seaboard at the southern extremity of the northeast population corridor and its close proximity to the nation's capital have had a significant influence on the development of the present economic structure of the Commonwealth.

            The largest metropolitan area is the Northern Virginia portion of the Washington, D.C. metropolitan area. This is the fastest growing metropolitan area in the Commonwealth and had a 2001 population of 2,232,600. Northern Virginia has long been characterized by the large number of people employed in both civilian and military work with the federal government. However, it is also one of the nation's leading high-technology centers for computer software and telecommunications.

            According to the U.S. Department of Commerce, Virginians received over $232 billion in personal income in 2001. This represents a 73.6% increase over 1992 while the nation as a whole experienced a gain of 67.8% for the same period. In 2001, Virginia had per capita income of $32,295, the highest of the Southeast region and greater than the national average of $30,271. Virginia's per capita income rose from 94% to 107% of the national average from 1970 to 2001. From 1992 to 2001, Virginia's 4.9% average rate of growth in personal per capita income was slightly more than the national rate of growth. Much of Virginia's per capita income gain in these years has been due to the continued strength of the manufacturing sectors, rapid growth of high-technology industries, basic business services, corporate headquarters and regional offices and the attainment of parity with the nation in labor force participation rates.

            More than 3 million residents of the Commonwealth are in the civilian labor force, which includes agricultural and nonagricultural employment, the unemployed, the self-employed and residents who commute to jobs in other states. Services, the largest employment sector, accounted for 32.7% of nonagricultural employment in 2001, and has increased by 27.7% from 1997-2001, making it the fastest growing sector in the Commonwealth. Wholesale and retail trade is also a significant employment sector, accounting for 21.7% of nonagricultural employment in 2001. Employment in the manufacturing sector decreased 8.1% from 1997 to 2001. Virginia has one of the greatest concentrations of high technology industry in the nation. The two largest categories are computer and data processing services and electronic and other electrical equipment manufacturing.

            Virginia generally has one of the lowest unemployment rates in the nation, according to statistics published by the U.S. Department of Labor. During 2001, an average of 3.5% of Virginia's citizens were unemployed as compared with the national average which was 4.8 percent.

            Virginia is one of twenty states with a Right-to-Work
Law and has a record of good labor management relations. Its favorable business climate is reflected in the relatively small number of strikes and other work stoppages it experiences.

            Virginia is one of the least unionized of the more industrialized states. Three major reasons for this situation are the Right-to-Work Law, the importance of manufacturing industries such as textiles, apparel, electric and electronic equipment and lumber which are not highly organized in Virginia and the importance of federal civilian and military employment. Typically the percentage of nonagricultural employees who belong to unions in the Commonwealth has been approximately half the U.S. average.

Financial Condition
-------------------

            The Constitution of Virginia limits the ability of the Commonwealth to create debt. The Constitution requires the Governor to ensure that expenses do not exceed total revenues anticipated plus fund balances during the period of two years and six months following the end of the General Assembly session in which the appropriations are made. An amendment to the Constitution, effective January 1, 1993, established the Revenue Stabilization Fund. The Revenue Stabilization Fund is used to offset, in part, anticipated shortfalls in revenues in years when appropriations, based on previous forecasts, exceed expected revenues in subsequent forecasts. As of June 30, 2001, $715,600,000 was on deposit in the Revenue Stabilization Fund. In addition, $187,100,000 of the General Fund balance on June 30, 2001 was reserved for deposit in the Revenue Stabilization Fund.

            Tax-supported debt of Virginia includes both general obligation debt and debt of agencies, institutions, boards and authorities for which debt service is expected to be made in whole or in part from appropriations of tax revenues. Certain bonds issued by certain authorities that are designed to be self-supporting from their individual loan programs are secured in part by a moral obligation pledge of Virginia. Virginia may fund deficiencies that may occur in debt service reserves for moral obligation debt. To date, these authorities have not requested that the Commonwealth fund reserve deficiencies for this debt. There are also several authorities and institutions of the Commonwealth that issue debt for which debt service is not paid through appropriations of state tax revenues and for which there is no moral obligation pledge to consider funding debt service or reserve fund deficiencies.

2000-2002 Appropriations
------------------------

            On December 18, 1999, the Governor presented to the General Assembly the 2000-2002 Budget Bill for the 2000-2002 biennium (House Bill 30). The 2000-2002 Budget Bill presented about $3,642.1 million in operating increases from the general fund above fiscal year 2000 appropriation levels. Of this amount, $200.1 million was for deposit to the Revenue Stabilization Fund. The remainder provided for increases in K-12 education ($615.9 million), higher education ($185.3 million), public safety ($227.2 million), economic development ($14.9 million), health and human resources ($274.7), natural resources ($35.3 million), new Office of Technology ($37.4 million), transportation ($409.8 million) and nonstate and cultural attractions ($21.6 million). The 2000-2002 Budget Bill also included continuation of the four year phase out of the sales tax on foods for home consumption and $878.2 million for the next phase of the plan to eliminate the personal property tax on personal use vehicles valued up to $20,000. In addition to increases to operating funds, the 2000-2002 Budget Bill provided $199.8 million in pay-as-you-go funding for capital projects.

            The 2000 General Assembly Session ended March 10, 2000. The 2000-2002 Budget Bill, as amended by the General Assembly, was submitted to the Governor for approval. The Governor returned it to the General Assembly with four item vetoes and eleven recommended amendments for action at its one-day reconvened session held on April 19, 2000. The General Assembly upheld all of the Governor's item vetoes and ten of the eleven recommended amendments were adopted. The 2000-2002 Budget Bill was signed by the Governor on May 19, 2000, and became effective on July 1, 2000, as Chapter 1073, 2000 Acts of Assembly (the "2000 Appropriation Act").

            On December 20, 2000, the Governor presented to the General Assembly amendments to the 2000 Appropriation Act affecting the remainder of the 2000-2002 biennium (House Bill 1600/Senate Bill 800). The amendments reflect a downward revision in official revenue estimates. The Governor's proposed amendments to the 2000 Appropriation Act were considered by the 2001 Session of the General Assembly, which convened on January 10, 2001. However, the 2001 General Assembly adjourned on February 24, 2001 without adopting amendments to the 2000 Appropriation Act.

            On the evening of February 24, 2001, the Governor issued Executive Order 74 (2001) to allow him to fulfill his constitutional requirement to balance the budget. On March 12, 2001, the Governor announced administrative actions that balanced the budget. The Governor's plan identified a total of $506 million: $274.5 million from delaying some capital projects, $146.2 million in operating spending reductions by state agencies, and $85.3 million in other resources. The 2001 General Assembly reconvened on April 4, 2001 to consider bills vetoed or returned by the Governor with recommendations for their amendment but took no action to amend the 2000 Appropriation Act.

2002-2004 Appropriations
------------------------

            On December 19, 2001, the Governor presented the 2002 Budget Bill for the 2002-2004 biennium. The 2002 Budget Bill included for the biennium $24,173.7 million from the general fund in base spending, and total general fund resources of $24,257.0 million. Recommendations for new spending totaled $2,063.9 million, and the 2002 Budget Bill recommended $978.1 million in budget reductions and $1,007.5 million in alternative funding strategies. New spending items included a two-percent salary increase for state employees, faculty, teachers, and state-supported local employees; funding to cover the increased cost of health insurance and other fringe benefits for state employees; full funding for the Standards of Quality and funding for other K-12 education programs; funding to enhance programs at Norfolk State and Virginia State Universities, to increase student financial assistance, to support operation of new academic facilities, and other funding for Virginia's public institutions of higher education; and significant funding for health and human resources programs. Budget reductions and savings actions in the 2002 Budget Bill included a six percent across-the-board reduction for state agencies, and additional targeted reductions. Alternative funding strategies in the 2002 Budget Bill included utilizing bonds for road construction, using Literary Fund monies to support teacher retirement and for school construction, and increasing certain permit fees.

            On January 12, 2002, new Governor Warner submitted executive amendments to the 2002 Budget Bill presented by former Governor Gilmore. Spending actions in Governor Warner's executive amendments for the 2002-2004 biennium include partial restoration of school construction grants, increased funding for response to terrorism, elimination of non-general fund across-the-board cuts, reduction in across-the-board cuts for judicial agencies, mitigation of higher education reductions, and increased funding for state employee health insurance benefits. Savings actions include deferral of the proposed raises for state employees, faculty, teachers, and state-supported local employees; deferring the final phase of the Personal Property Tax relief program until FY 2005, and increasing the across-the-board cuts to seven percent in FY 2003 and eight percent in FY 2004. Governor Warner also proposed an increase in motor vehicle registration fees and district court fees, and a new recordation fee. These additional resources would be used primarily to fund the courts and to increase funding for anti-terrorism activities.

            The 2002 Session of the Virginia General Assembly ended on March 9, 2002. The 2002 Budget Bill was amended by the general Assembly and submitted to the Governor for approval. On April 8, 2002, the Governor submitted to the General Assembly 83 amendments to the Bill. At its reconvened session on April 17, 2002, the 2002 General Assembly accepted all but 14 of the Governor's proposed amendments to the 2002 Budget Bill. On May 17, 2002 Governor Warner signed the bill and vetoed six items. The bill became effective on July 1, 2002.

Litigation
----------

            The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.


Additional Investment Policies
------------------------------

      Except as otherwise noted, the following investment policies apply to all Portfolios of the Fund.

      General. Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. In the event a Portfolio invests in demand notes, Alliance Capital Management L.P. ("Alliance" or the "Adviser") will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

      Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal of and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax.

      Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

      Each Portfolio may invest a portion of its assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument. These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

      A Portfolio may invest a maximum of 35% of its total assets in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

      Each Portfolio may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. A Portfolio may purchase both Auction and Residual Components.

      Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

      Each Portfolio may also invest in (i) asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of, for the purposes of a Portfolio's investment, a pool of municipal securities, or (ii) partnership and grantor trust-type derivative securities, whose ownership allows the purchaser to receive principal and interest payments on underlying municipal securities. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon the municipal securities held by the issuer. There are many types of these securities, including securities in which the tax-exempt interest rate is determined by an index, a swap agreement, or some other formula, for example, the interest rate payable on the security may adjust either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of the Portfolio to tender the security prior to its stated maturity. A Portfolio will not purchase an asset-backed or derivatives security unless it has opinion of counsel in connection with the purchase that interest earned by the Portfolio from the securities is exempt from, as applicable, Federal and state income taxes.

      Municipal notes in which a Portfolio may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within 1 to 7 days notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

      Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

      Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

      There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of Moody's Investors Services, Inc. ("Moody's"), Standard & Poors Ratings Services ("S&P") and Fitch Ratings ("Fitch") represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield. The Adviser appraises independently the fundamental quality of the securities included in the Fund's portfolios.

      Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. Under normal circumstances the average weighted maturity of the securities in each Portfolio will range between 10 and 30 years. However, no Portfolio has any restrictions on the maturity of municipal securities in which it may invest. Since the Portfolios' objective is to provide high current income, they will emphasize income rather than stability of net asset values, and the average maturity of the Portfolios will vary depending on anticipated market conditions. The Portfolios will seek to invest in municipal securities of such maturities that, in the judgment of the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions. The achievement of the Portfolios' respective investment objectives depends in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission (the "Commission"), although from time to time there have been proposals which would require registration in the future.

      After purchase by a Portfolio, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the Adviser will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with the Fund's quality criteria as described in the Prospectus for each of its Portfolios.

      Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund's Portfolios would be affected. Additionally, the Fund would reevaluate the Portfolios' investment objectives and policies.

      Futures Contracts and Options on Futures Contracts. Each Portfolio may enter into contracts for the purchase or sale for future delivery of municipal securities or obligations of the U.S. Government securities or contracts based on financial indices, including an index of municipal securities or U.S. Government securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date.

      The Fund has adopted a policy that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, a Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of the market value of the Portfolio's outstanding futures contracts and the market value of the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the total assets.

      The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will deposit liquid assets equal to the market value of the futures contract (less related margin) in a segregated account with the Fund's custodian or a futures margin account with a broker. If the Adviser were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

      For additional information on the use, risks and costs of futures contracts and options on futures contracts, see Appendix
B.

      Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios intend to write covered put and call options and purchase put and call options on municipal securities and U.S. Government securities that are traded on U.S. exchanges. The Portfolio may also enter into options on the yield "spread" or yield differential between two securities. In addition, the Portfolios may write covered straddles. There are no specific limitations on the writing and purchasing of options by those Portfolios.

      A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

      In contrast to other types of options, options on the yield "spread" or yield differential between two securities are based on the difference between the yields of designated securities. A straddle is a combination of a call and a put written on the same underlying security.

      The Portfolios intend to write call options for cross-hedging purposes. A call option is for cross-hedging purposes if a Portfolio does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. In such circumstances, a Portfolio collateralizes its obligation under the option by maintaining in a segregated account with the Fund's custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

      In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

      If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised. See Appendix C for a further discussion of the use, risks and costs of option trading.

      The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. These Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be are illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Description of the Portfolios-Additional Investment Policies and Practices -Illiquid Securities" in the Prospectus.

      Credit Default Swap Agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or the seller in the transaction. As a seler, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

      Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

      A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating.

      A Portfolio may enter into a credit default swap that provides for settlement by physical delivery and, at the time of entering into the swap, such delivery would not result in the Portfolio investing less than 75% of its total assets in municipal securities rated lower than Baa or BBB. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

      Interest Rate Transactions. Each Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

      A Portfolio enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio may also enter into these transactions to protect against price increases of securities the Adviser anticipates purchasing for the Portfolio at a later date. The Portfolios do not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

      Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether they are hedging their assets or their liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating. The Adviser will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

      The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser were incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolios would diminish compared with what they would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

      There is no limit on the amount of interest rate swap transactions that may be entered into by any of the Portfolios. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive. A Portfolio may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

      When-Issued Securities and Forward Commitments. Each Portfolio may purchase municipal securities offered on a "when-issued" basis and may purchase or sell municipal securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell municipal securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a municipal security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

      When-issued municipal securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the municipal securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as an if issued" basis may increase the volatility of the Portfolio's net asset value. At the time a Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. No when-issued or forward commitments will be made by any Portfolio if, as a result, more than 20% of the value of such Portfolio's total assets would be committed to such transactions.

      General. The successful use of the foregoing investment practices, all of which are highly specialized investment activities, draws upon the Adviser's special skill and experience with respect to such instruments and usually depends on Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Portfolios may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward commitment contracts, or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of such instruments and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

      A Portfolio's ability to dispose of its position in futures contracts, options, interest rate transactions and forward commitment contracts will depend on the availability of liquid markets in such instruments. Markets for all these vehicles with respect to municipal securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts and options on futures contracts. If, for example, a secondary market did not exist with respect to an option purchased or written by a Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio might not be able to sell portfolio securities covering the option until the option expired or it delivered the underlying security or futures contract upon exercise. No assurance can be given that the Portfolios will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolios' ability to engage in options and futures transactions may be limited by tax considerations.

      Repurchase Agreements. Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio maintains procedures for evaluating and monitoring the creditworthiness of vendors of repurchase agreements. In addition, each Portfolio requires continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. It is the Fund's current practice to enter into repurchase agreements only with such primary dealers.

      Illiquid Securities. Subject to any applicable fundamental investment policy, a Portfolio will not maintain more than 15% of its net assets in illiquid securities. These securities include, among others, securities for which there is no readily available market, options purchased by a Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days. Because of the absence of a trading market for these investments, a Portfolio may not be able to realize their value upon sale.

      Future Developments. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

      Special Risk Considerations. Securities rated Baa are considered by Moody's or BB by S&P or Fitch to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

      The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

      The ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of such ratings.

      The Adviser will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolio, the Adviser will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

      Non-rated municipal securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

      In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.

Investment Restrictions
-----------------------

      Unless specified to the contrary, the following restrictions are fundamental policies which may not be changed with respect to any Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any such Portfolio (1) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. Each such Portfolio may not:

            (1) Invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities issued by governmental users (including private activity bonds issued by governmental users) or securities issued or guaranteed by the United States Government and (b) consumer finance companies, industrial companies and gas, electric, water and telephone utility companies are each considered to be separate industries (for purposes of this restriction, a Portfolio will regard the entity with the primary responsibility for the payment of interest and principal as the issuer);

            (2) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount of not more than 15% of the value of its total assets, to secure borrowings for temporary or emergency purposes;

            (3) Make short sales of securities, maintain a short position or purchase securities on margin;

            (4) Participate on a joint or joint and several basis in any securities trading account;

            (5) Issue any senior security within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), except that the Fund may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including all borrowings by the Portfolio) less liabilities (not including all borrowings by the Portfolio) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made;

            (6) Make loans of its assets to any person, except for (i) the purchase of publicly distributed debt securities,
(ii) the purchase of non-publicly distributed securities subject to paragraph 8 below and (iii) entering into repurchase agreements;

            (7) Act as an underwriter of securities of other issuers, except that a Portfolio may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "Securities Act");

            (8) Purchase or sell commodities or commodity contracts, (except forward commitment contracts or contracts for the future acquisition of debt securities and related options, futures contracts and options on futures contracts and other similar contracts);

            (9) Write put and call options except in accordance with its investment objective and policies; or

            (10) Purchase or sell real estate.

            Whenever any of the investment restrictions listed above states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation. Under the 1940 Act, a Portfolio is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act of at least 300% for all borrowings of the Portfolio. In addition, under the 1940 Act, in the event asset coverage falls below 300%, a Portfolio must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%.

----------------------------------------------------------------

                      MANAGEMENT OF THE FUND
----------------------------------------------------------------

Adviser
-------

            Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Trustees (see ("Management of the Fund" in the Prospectus).

            Alliance is a leading global investment management firm supervising client accounts with assets as of December 31, 2002, totaling approximately $386 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

            Alliance, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), a wholly-owned subsidiary of AXA Financial, Inc., a Delaware corporation ("AXA Financial"), is the general partner. ACMC is also the general partner of Alliance Capital Management Holding L.P. ("Alliance Holding"), which is a Delaware limited partnership whose equity interests are traded on the New York Stock Exchange, Inc. (the "Exchange"), in the form of units. As of December 31, 2002, Alliance Holding owned approximately 30.7% of the outstanding units of limited partnership interests in Alliance ("Alliance Units"). As of December 31, 2002, AXA Financial and certain of its wholly-owned subsidiaries and related entities owned approximately 54.7% of the Alliance Units. AXA Financial is the wholly-owned subsidiary of AXA, a company organized under the laws of France. AXA is the holding company for an international group of companies in the insurance, asset management and other financial services businesses. Based on information provided by AXA, on March 1, 2002, approximately 17.8% of the issued ordinary shares (representing 28.8% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of March 1, 2002, 69.5% of the shares (representing 79.5% of the voting power) of Finaxa were owned by four French mutual insurance companies (the "Mutuelles AXA") and 22.2% of the shares of Finaxa (representing 13.7% of the voting power) were owned by Paribas, a French bank. On March 1, 2002, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.6% of the issued ordinary shares (representing 33.2% of the voting power) of AXA.


            Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the portfolios of securities and investments and provides persons satisfactory to the Trustees to act as officers and employees of the Fund. Such officers and employees, as well as certain trustees of the Fund, may be employees of the Adviser or its affiliates.

            The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

            The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by affiliates of the Adviser. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Trustees. The Fund paid to the Adviser a total of $96,000, $96,000, $96,000, $-0-,
$-0-, $96,000, $96,000, $96,000 and $-0- in respect of such
services during the fiscal year of the Fund ended in 2002 for the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.

            Under the terms of the Advisory Agreement, the Fund pays the Adviser an advisory fee at an annual rate of .625 of 1% of each Portfolio's average daily net assets. Such fees are accrued daily and paid monthly. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total operational expenses do not exceed the portfolio distribution rate as determined from time to time by the Trustees.



            For the fiscal year ended September 30, 2000, advisory fees paid to the Adviser with respect to the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios amounted to $517,679, $1,119,008, $731,359, $237,658, $221,496, $840,466, $592,243,
$827,046 and $571,793, respectively. Of such amounts, $399,763, $738,686, $543,195, $156,856, $211,502, $517,731, $501,276,
$369,269 and $446,769, respectively, were waived by the Adviser.

            For the fiscal year ended September 30, 2001, advisory fees paid to the Adviser with respect to the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios amounted to $716,291, $1,259,335, $840,586, $346,259, $293,197, $1,118,634, $697,205,
$981,087 and $771,733, respectively. Of such amounts, $507,697, $712,031, $502,210, $150,901, $182,896, $472,694, $397,090,
$329,877 and $518,023, respectively, were waived by the Adviser.

            For the fiscal year ended September 30, 2002, advisory fees paid to the Adviser with respect to the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios amounted to $1,194,413, $1,504,803, $1,149,403, $770,276, $545,111, $1,638,603,
$1,051,257, $1,259,294, and $1,062,472, respectively. Of such amounts, $651,396, $739,803, $554,662, $163,752, $243,888,
$643,417, $502,656, $369,939 and $643,395, respectively, were waived by the Adviser.

            The Advisory Agreement became effective on May 12, 1993. The Advisory Agreement will continue in effect from year to year with respect to each Portfolio if approved at least annually by a majority vote of the holders of the outstanding voting securities of such Portfolio or by a majority vote of the Fund's Trustees, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940 Act. Most recently, the Trustees approved the continuance of the Advisory Agreement with respect to each Portfolio for another annual term at their meeting held on July 16-18, 2002.

            The Advisory Agreement is terminable with respect to a Portfolio without penalty by a vote of a majority of the Portfolio's outstanding voting securities or by a vote of a majority of the Fund's Trustees on 60 days' written notice, or by the Adviser on 60 days' written notice, and will terminate automatically in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AFD Exchange Reserves, Alliance
All-Asia Investment Fund, Inc., Alliance Americas Government Income Trust, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Disciplined Growth Fund, Inc., Alliance Dynamic Growth Fund, Inc., Alliance Emerging Market Debt Fund, Inc., Alliance Global Growth Trends Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Premier Growth Fund, Inc., Alliance Mid-Cap Growth Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The Alliance Portfolios and The Korean Investment Fund, Inc., all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Trustees and Officers
---------------------

Trustee Information
-------------------

            The business and affairs of the Fund are managed under the direction of the Trustees. Certain information concerning the Fund's Trustees is set forth below.

NAME, ADDRESS,            PRINCIPAL              PORTFOLIOS        OTHER
AGE OF TRUSTEE            OCCUPATION(S)          IN FUND COMPLEX   DIRECTORSHIPS
(YEARS OF                 DURING PAST            OVERSEEN BY       HELD BY
SERVICE*)                 5 YEARS                TRUSTEE           TRUSTEE
---------                 -------                -------           -------

INTERESTED TRUSTEE
John D. Carifa,** 57,     President, Chief       114               None
1345 Avenue of the        Operating Officer and
Americas,                 a Director of ACMC,
New York, New York        with which he has
10105 (8)                 been associated since
                          prior to 1998.

DISINTERESTED TRUSTEES
Ruth Block,#+ 72,         Formerly an Executive   93               None
P.O. Box 4623, Stamford,  Vice President and
Connecticut 06903 (8)     Chief Insurance
                          Officer of The
                          Equitable Life
                          Assurance Society of
                          the United States;
                          Chairman and Chief
                          Executive Officer of
                          Evlico.  Formerly a
                          Director of Avon, BP
                          Amoco Corporation
                          (oil and gas),
                          Ecolab, Inc.
                          (specialty
                          chemicals), Tandem
                          Financial Group and
                          Donaldson, Lufkin &
                          Jenrette Securities
                          Corporation.

David H. Dievler,#+ 73,   Independent             98               None
P.O. Box 167, Spring      consultant.  Until
Lake, New Jersey 07762    December 1994 he was
(8)                       Senior Vice President
                          of ACMC responsible
                          for mutual fund
                          administration.
                          Prior to joining ACMC
                          in 1984 he was Chief
                          Financial Officer of
                          Eberstadt Asset
                          Management since
                          1968.  Prior to that
                          he was Senior Manager
                          at Price Waterhouse &
                          Co.  Member of
                          American Institute of
                          Certified Public
                          Accountants since
                          1953.

John H. Dobkin,#+ 60,     Consultant.  He was     94               None
P.O. Box 12, Annandale,   formerly a Senior
New York 12504 (8)        Advisor from June
                          1999 - June 2000 and
                          President of Historic
                          Hudson Valley
                          (December 1989-May
                          1999).  Previously,
                          Director of the
                          National Academy of
                          Design.  During
                          1988-92 he was
                          Director and Chairman
                          of the Audit
                          Committee of ACMC.

William H. Foulk, Jr.,#+  Investment Adviser     110               None
70, Suite 100,            and Independent
2 Sound View Drive,       Consultant.  He was
Greenwich, Connecticut    formerly Senior
06830 (4)                 Manager of Barrett
                          Associates, Inc., a
                          registered investment
                          adviser, with which
                          he had been
                          associated since
                          prior to 1998.  He
                          was formerly Deputy
                          Comptroller of the
                          State of New York
                          and, prior thereto,
                          Chief Investment
                          Officer of the New
                          York Bank for Savings.

Clifford L. Michel,#+     Senior Counsel of the   93               Placer Dome,
63, St. Bernard's Road,   law firm of Cahill                       Inc.
Gladstone, New Jersey     Gordon & Reindel
07934 (8)                 since February 2001
                          and a partner of that
                          firm for more than
                          twenty-five years
                          prior thereto.  He is
                          President and Chief
                          Executive Officer of
                          Wenonah Development
                          Company (investments)
                          and a Director of
                          Placer Dome, Inc.
                          (mining).

Donald J. Robinson, #+    Senior Counsel to the   92               None
68, 98 Hell's Peak Road,  law firm of Orrick,
Weston, Vermont 05161 (4) Herrington & Sutcliffe
                          LLP since prior to 1998.
                          Formerly a senior partner
                          and a member of the Executive
                          Committee of that firm. He
                          was also a member and Chairman
                          of the Municipal Securities
                          Rulemaking Board and a Trustee
                          of the Museum of the City
                          of New York.

----------------
*    There is no stated term of office for the Fund's Trustees.
**   Mr. Carifa is an "interested person", as defined in the 1940
     Act, of the Fund because of an affiliation with Alliance.
#    Member of the Audit Committee.
+    Member of the Nominating Committee.

            The Fund's Trustees have two standing committees -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit committee is to assist the Trustees in their oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies of the Trustees. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees. The Nominating Committee did not meet during the Fund's most recently completed fiscal year.

            In approving the most recent annual continuance of the Fund's Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested trustees meeting separately from other Trustees with experienced counsel that is independent of the Adviser.

            The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of each Portfolio, as well as senior management's attention to any portfolio management issues, were considered. Each Portfolio's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the expense limitation agreements for the Portfolio that provide for waiver of fees by the Adviser or reimbursement if needed to maintain certain monthly distribution rates, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent auditors in periodic meetings with the Fund's Audit Committee.

            In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of each Portfolio to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Trustees also considered the fees of each Portfolio as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Portfolio, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Portfolios, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions, and that the Advisory Agreement provides that each Portfolio reimburses the Adviser for the cost of providing certain administrative services. In evaluating each Portfolio's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Portfolios.

            The Trustees also considered the business reputation of the Adviser and its financial resources. The Trustees evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Trustees also considered information concerning policies and procedures of the Adviser with respect to the execution of portfolio transactions.

            No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather, the Trustees concluded in light of a weighing and balancing of all factors considered that it was in the best interests of each Portfolio to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

            The dollar range of the Fund's securities owned by each Trustee and the aggregate dollar range of securities owned in the Alliance Fund Complex by each Trustee are set forth below.

                           DOLLAR RANGE            AGGREGATE DOLLAR
                           OF EQUITY               RANGE OF EQUITY
                           SECURITIES IN           SECURITIES IN THE
                           THE FUND AS OF          ALLIANCE FUND COMPLEX
                           DECEMBER 31, 2002       AS OF DECEMBER 31, 2002

John D. Carifa             None                    Over $100,000
Ruth Block                 None                    Over $100,000
David H. Dievler           Over $100,000           Over $100,000
John H. Dobkin             None                    Over $100,000
William H. Foulk, Jr.      None                    Over $100,000
Clifford L. Michel         Over $100,000           Over $100,000
Donald J. Robinson         None                    Over $100,000



Officer Information
-------------------

      Certain information concerning the Fund's officers is set forth below.

NAME AND ADDRESS,*             POSITION(S) HELD         PRINCIPAL OCCUPATION
AND (AGE)                      WITH FUND                DURING PAST 5 YEARS
---------                      ---------                -------------------

John D. Carifa, (57)           Chairman and President   See biography above.

Kathleen A. Corbet, (42)       Senior Vice President    Executive Vice
                                                        President of ACMC,**
                                                        with which she has been
                                                        associated since prior
                                                        to 1998.

Gary Davidson, (41)            Senior Vice President    Senior Vice President
                                                        of ACMC,** with which
                                                        he has been associated
                                                        since prior to 1998.

Wayne D. Lyski, (61)           Senior Vice President    Executive Vice
                                                        President of ACMC,**
                                                        with which he has been
                                                        associated since prior
                                                        to 1998.

David M. Dowden, (37)          Vice President           Vice President of
                                                        ACMC,** with which he
                                                        has been associated
                                                        since 1998.

Terrence T. Hults, (36)        Vice President           Vice President of
                                                        ACMC,** with which he
                                                        has been associated
                                                        since prior to 1998.

William E. Oliver, (53)        Vice President           Senior Vice President
                                                        of ACMC,** with which
                                                        he has been associated
                                                        since prior to 1998.

Edmund P. Bergan, Jr., (52)    Secretary                Senior Vice President
                                                        and the General Counsel
                                                        of Alliance Fund
                                                        Distributors, Inc.
                                                        ("AFD")** and AGIS,**
                                                        with which he has been
                                                        associated since prior
                                                        to 1998.

Andrew L. Gangolf, (48)        Assistant Secretary      Senior Vice President
                                                        and Assistant General
                                                        Counsel of AFD,** with
                                                        which he has been
                                                        associated since prior
                                                        to 1998.

Domenick Pugliese, (41)        Assistant Secretary      Senior Vice President
                                                        and Assistant General
                                                        Counsel of AFD,** with
                                                        which he has been
                                                        associated since prior
                                                        to 1998.

Mark D. Gersten, (52)          Treasurer and Chief      Senior Vice President
                               Financial Officer        of AGIS** and Vice
                                                        President of AFD,**
                                                        with which he has been
                                                        associated since
                                                        prior to 1998.

Thomas R. Manley, (51)         Controller               Vice President of
                                                        ACMC,** with which he
                                                        has been associated
                                                        since prior to 1998.
-------------------
*     The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**    ACMC, AFD, and AGIS are affiliates of the Fund.



      The aggregate compensation paid by the Fund to each of the Trustees during the Fund's fiscal year ended September 30, 2002, the aggregate compensation paid to each of the Trustees during calendar year 2002 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those funds) in the Alliance Fund Complex with respect to which each of the Trustees serves as a trustee or director, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its trustees or directors. Each of the Trustees is a trustee or director of one or more other registered investment companies in the Alliance Fund Complex.


                                                    Total         Total Number
                                                    Number of     of Investment
                                                    Investment    Portfolios
                                                    Companies in  within the
                                                    the Alliance  Alliance Fund
                                     Total          Fund Complex, Complex,
                                     Compensation   Including the Including the
                                     from the       Fund, as to   Fund, as to
                                     Alliance Fund  which the     which the
                      Aggregate      Complex,       Trustee is a  Trustee is a
                      Compensation   Including      Director or   Director or
Name of Trustee       from the Fund  the Fund       Trustee       Trustee
---------------       -------------  --------       -------       -------------

John D. Carifa        $0             $0                53            114
Ruth Block            $3,984         $192,600          43            93
David H. Dievler      $3,984         $246,238          48            98
John H. Dobkin        $3,934         $217,888          45            94
William H. Foulk, Jr. $3,994         $241,700          49            110
Clifford L. Michel    $3,985         $201,950          44            93
Donald J. Robinson    $3,985         $193,100          43            92

            As of January 3, 2003, the Trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

----------------------------------------------------------------

                       EXPENSES OF THE FUND
----------------------------------------------------------------

Distribution Services Agreement
-------------------------------

            The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter" or "AFD"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

            During the fiscal year ended September 30, 2002, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $301,771, $307,156, $191,316, $127,998, $152,529, $276,665, $178,168, $281,447 and
$195,080, respectively, which constituted approximately .30% of each Portfolio's aggregate average daily net assets attributable to Class A shares during the period. The Adviser made payments from its own resources as described below aggregating $578,551, $433,948, $409,885, $375,087, $802,846, $544,565, $412,679,
$535,226 and $509,067 for the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.

            During the Fund's fiscal year ended September 30, 2002, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $719,340, $955,564, $715,594, $413,961, $204,810, $1,163,907, $642,635,
$670,132 and $763,407, respectively, which constituted approximately 1.00% of each Portfolio's aggregate average daily net assets attributable to Class B shares during the period. The Adviser made payments from its own resources as described below aggregating $1,323,790, $943,822, $698,936, $815,503, $292,007,
$921,688, $812,138, $409,707 and $557,863 for the Arizona,
Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.

            During the Fund's fiscal year ended September 30, 2002, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $185,818, $428,265, $485,732, $391,821, $158,936, $535,641, $445,483,
$406,582 and $286,282, respectively, which constituted approximately 1.00%, of each Portfolio's aggregate average daily net assets attributable to Class C shares during the period. The Adviser made payments from its own resources as described below aggregating $194,699, $230,949, $261,502, $563,870, $208,654,
$212,445, $334,070, $351,066 and $285,959 for the Arizona,
Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.

            Expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class A, Class B, and Class C shares, respectively, were as follows for the periods indicated:

Arizona Portfolio
-----------------

                       Class A Shares      Class B Shares      Class C Shares
                       (For the Fiscal     (For the Fiscal     (For the Fiscal
                       year ended          year ended          year ended
Category of            September 30,       September 30,       September 30,
Expense                2002)               2002)               2002)
-------------------    ---------------     ---------------     ----------------

Advertising/Marketing    $1,524             $1,619              $627

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders     $6,487             $4,275              $1,554

Compensation to
Underwriters             $152,550           $169,079            $46,197

Compensation to Dealers  $254,939           $1,419,176          $232,179

Compensation to Sales
Personnel                $124,144           $135,460            $41,084

Interest, Carrying or
Other Financing Charges  $0                 $110,581            $3,368

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and
the travel-related
expenses incurred by
the marketing personnel
conducting seminars)     $340,678           $202,940            $55,508

Totals                   $880,322           $2,043,130          $380,517
                         ========           ==========          ========

Florida Portfolio
-----------------

                         Class A Shares     Class B Shares      Class C Shares
                         (For the Fiscal    (For the Fiscal     (For the Fiscal
                         year ended         year ended          year ended
Category of              September 30,      September 30,       September 30,
Expense                  2002)              2002)               2002)
-----------              ----------------   ---------------     ---------------

Advertising/Marketing    $1,429             $1,752              $728

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders     $3,648             $4,417              $987

Compensation to
Underwriters             $144,574           $175,899            $64,729

Compensation to Dealers  $286,370           $1,276,638          $476,826

Compensation to Sales
Personnel                $82,998            $101,904            $36,408

Interest, Carrying or
Other Financing Charges  $0                 $126,778            $2,869

Other (includes
personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)     $222,085           $211,998            $76,667

Totals                   $741,104           $1,899,386          $659,214
                         ========           ==========          ========

Massachusetts Portfolio
-----------------------

                         Class A Shares     Class B Shares      Class C Shares
                         (For the Fiscal    (For the Fiscal     (For the Fiscal
                         year ended         year ended          year ended
Category of              September 30,      September 30,       September 30,
Expense                  2002)              2002)               2002)
-----------              ---------------    ---------------     ---------------

Advertising/Marketing    $1,517             $1,268              $875

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders     $2,492             $2,260              $2,712

Compensation to
Underwriters             $140,273           $136,352            $87,324

Compensation to Dealers  $166,020           $919,744            $492,587

Compensation to Sales
Personnel                $76,199            $78,637             $55,221

Interest, Carrying or
Other Financing Charges  $0                 $110,014            $5,635

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and
the travel-related
expenses incurred by the
marketing personnel
conducting seminars)     $214,700           $166,255            $102,880

Totals                   $601,201           $1,414,530          $747,234
                         ========           ==========          ========

Michigan Portfolio
------------------

                         Class A Shares     Class B Shares      Class C Shares
                         (For the Fiscal    (For the Fiscal     (For the Fiscal
                         year ended         year ended          year ended
Category of              September 30,      September 30,       September 30,
Expense                  2002)              2002)               2002)
-----------              ---------------    ----------------    ---------------

Advertising/Marketing    $1,259             $877                $1,359

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders     $2,517             $3,512              $4,479

Compensation to
Underwriters             $112,984           $100,024            $129,846

Compensation to Dealers  $133,787           $850,369            $537,533

Compensation to Sales
Personnel                $78,164            $90,938             $118,779

Interest, Carrying or
Other Financing Charges  $0                 $63,852             $8,974

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                $174,374           $119,892            $154,721

Totals                   $503,085           $1,229,464          $955,691
                         ========           ==========          ========

Minnesota Portfolio
-------------------

                         Class A Shares     Class B Shares      Class C Shares
                         (For the Fiscal    (For the Fiscal     (For the Fiscal
                         year ended         year ended          year ended
Category of              September 30,      September 30,       September 30,
Expense                  2002)              2002)               2002)
-----------              ---------------    ---------------     ---------------

Advertising/Marketing    $1,806             $739                $720

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders     $3,399             $1,793              $983

Compensation to
Underwriters             $214,835           $52,966             $61,110

Compensation to Dealers  $175,810           $316,695            $196,359

Compensation to Sales
Personnel                $122,460           $32,306             $33,348

Interest, Carrying or
Other Financing Charges  $0                 $29,272             $2,786

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and
the travel-related
expenses incurred by
the marketing personnel
conducting seminars)     $437,065           $63,046             $72,284

Totals                   $955,375           $496,817            $367,590
                         ========           ========            ========

New Jersey Portfolio
--------------------

                         Class A Shares     Class B Shares      Class C Shares
                         (For the Fiscal    (For the Fiscal     (For the Fiscal
                         year ended         year ended          year ended
Category of              September 30,      September 30,       September 30,
Expense                  2002)              2002)               2002)
------------             ---------------    ----------------    ---------------

Advertising/Marketing    $1,483             $1,878              $656

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders     $5,479             $5,171              $3,344

Compensation to
Underwriters             $135,008           $179,054            $79,154

Compensation to Dealers  $243,221           $1,371,574          $486,822

Compensation to Sales
Personnel                $110,416           $139,972            $74,115

Interest, Carrying or
Other Financing Charges  $0                 $173,291            $8,201

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and
the travel-related
expenses incurred by
the marketing personnel
conducting seminars)     $325,623           $214,655            $95,794

Totals                   $821,230           $2,085,595          $748,086
                         ========           ==========          ========

Ohio Portfolio
--------------

                         Class A Shares     Class B Shares      Class C Shares
                         (For the Fiscal    (For the Fiscal     (For the Fiscal
                         year ended         year ended          year ended
Category of              September 30,      September 30,       September 30,
Expense                  2002)              2002)               2002)
-----------              ----------------   ----------------    ---------------

Advertising/Marketing    $1,117             $1,301              $1,223

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders     $4,492             $3,097              $1,634

Compensation to
Underwriters             $118,489           $140,769            $99,707

Compensation to Dealers  $182,782           $951,386            $488,190

Compensation to Sales
Personnel                $86,956            $96,551             $62,211

Interest, Carrying or
Other Financing Charges  $0                 $92,073             $5,892

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and
the travel-related
expenses incurred by the
marketing personnel
conducting seminars)     $197,011           $169,596            $120,696

Totals                   $590,847           $1,454,773          $779,553
                         ========           ==========          ========

Pennsylvania Portfolio
----------------------

                         Class A Shares     Class B Shares      Class C Shares
                         (For the Fiscal    (For the Fiscal     (For the Fiscal
                         year ended         year ended          year ended
Category of              September 30,      September 30,       September 30,
Expense                  2002)              2002)               2002)
-----------              ----------------   ----------------    ---------------

Advertising/Marketing    $1,527             $1,237              $969

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders     $3,045             $2,825              $2,456

Compensation to
Underwriters             $160,317           $109,509            $100,796

Compensation to Dealers  $281,566           $671,379            $459,754

Compensation to Sales
Personnel                $103,369           $70,276             $70,523

Interest, Carrying or
Other Financing Charges  $0                 $91,623             $5,481

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and
the travel-related
expenses incurred
by the marketing personnel
conducting seminars)     $266,849           $132,990            $117,669

Totals                   $816,673           $1,079,839          $757,648
                         ========           ==========          ========

Virginia Portfolio
------------------

                         Class A Shares     Class B Shares      Class C Shares
                         (For the Fiscal    (For the Fiscal     (For the Fiscal
                         year ended         year ended          year ended
Category of              September 30,      September 30,       September 30,
Expense                  2002)              2002)               2002)
-----------              -----------------  ----------------    ---------------

Advertising/Marketing    $1,597             $1,503              $551

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders     $2,137             $3,828              $1,191

Compensation to
Underwriters             $150,252           $128,430            $80,705

Compensation to Dealers  $209,269           $846,629            $335,978

Compensation to Sales
Personnel                $80,307            $77,934             $58,160

Interest, Carrying or
Other Financing Charges  $0                 $105,514            $3,894

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and
the travel-related
expenses incurred by
the marketing personnel
conducting seminars)     $260,585           $157,432            $91,762

Totals                   $704,147           $1,321,270          $572,241
                         ========           ==========          ========


            Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charges and distribution services fees on the Class B and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares, in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

            With respect to Class A shares of the Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from contingent deferred sales charges ("CDSCs"). The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

            Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for each Portfolio were, as of that time, as follows:

Fund              Class B     Class B           Class C     Class C
                              (as a percentage              (as a percentage
                              of the net assets             of the net assets
                              of Class B)                   of Class C)
-----------------------------------------------------------------------------


Arizona           $4,722,902   5.1%             $825,652        3.4%
Florida           $4,973,106   4.7%             $2,189,783      4.5%
Massachusetts     $3,912,938   4.9%             $2,073,564      3.9%
Michigan          $3,421,413   6.4%             $2,579,353      4.5%
Minnesota         $2,759,763  11.3%             $1,645,713      8.1%
New Jersey        $6,402,353   5.0%             $2,100,812      3.7%
Ohio              $4,831,767   6.6%             $2,296,326      4.3%
Pennsylvania      $4,074,321   5.5%             $1,899,857      4.1%
Virginia          $4,617,886   5.4%             $1,365,276      4.0%


            The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to ..75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

            In approving the Agreement, the Trustees of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            The Agreement will continue in effect for successive twelve-month periods (computed from each October 1) with respect to each class of a Portfolio, provided, however, that such continuance is specifically approved at least annually by the Trustees of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Trustees of the Fund who are not parties to this agreement or interested persons, as defined in the 1940 Act, of any such party (other than as trustees of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Trustees approved the continuance of the Agreement for another annual term at their meeting on July 16-18, 2002.

            In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

            AGIS, an indirect wholly-owned subsidiary of the Adviser located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of the Class A shares, Class B shares and Class C shares of each Portfolio of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares reflecting the additional costs associated with the Class B shares and Class C shares contingent deferred sales charge. For the fiscal year ended September 30, 2002, AGIS was entitled to receive $424,840 under the Transfer Agency Agreement.

Code of Ethics
--------------

            The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

---------------------------------------------------------------

                        PURCHASE OF SHARES
---------------------------------------------------------------

            The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares --How To Buy Shares."

General
-------

            Shares of each Portfolio are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), or without any initial sales charge and, as long as the shares are held one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset based sales charge, in each case as described below. Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

            Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares) or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

            Investors may purchase shares of a Portfolio either through selected dealers, agents, financial representatives or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

            In order to open your account, the Fund, or your broker-dealer, agent or other financial intermediary, is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your broker-dealer, agent or other financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

            The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

            The public offering price of shares of each Portfolio is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares". On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the per share net asset value is computed in accordance with the Fund's Agreement and Declaration of Trust and By-Laws as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

            The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

            The Fund will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representatives receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern Time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value.) If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representatives, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

            Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase order may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 3:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 3:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

            Full and fractional shares are credited to a shareholder's account in the amount of his or her investment. As a convenience to the shareholder, and to avoid unnecessary expense to a Portfolio, stock certificates representing shares of a Portfolio are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

            In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents in connection with the sale of shares of a Portfolio. Such additional amounts may be utilized, in whole of in part, to provide additional compensation to registered representatives who sell shares of a Portfolio. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performance, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments.

            Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of each Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if each Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares then such amendment will also be submitted to the Class B and Advisor Class shareholders and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

            The Trustees of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements --Class A, Class B
and Class C Shares (1)
-----------------------------------------------------------

(1) Advisor Class shares are sold only to investors described above in this section under "--General."


            The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Portfolio, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

            Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

            Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge or Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

            Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

            During the Fund's fiscal year ended September 30, 2002, the aggregate amount of underwriting commissions payable with respect to shares of the Florida Portfolio were $540,945; the Minnesota Portfolio were $489,742; the New Jersey Portfolio were $562,156; the Ohio Portfolio were $442,226; the Pennsylvania Portfolio were $430,263; the Michigan Portfolio were $549,082; the Massachusetts Portfolio were $263,720; the Virginia Portfolio were $550,636; and the Arizona Portfolio were $816,745; of that amount, the Principal Underwriter, received the amount of $464,072 for the Florida Portfolio; $442,150 for the Minnesota Portfolio; $501,479 for the New Jersey Portfolio; $382,483 for the Ohio Portfolio; $378,164 for the Pennsylvania Portfolio; $466,170 for the Michigan Portfolio; $224,033 for the Massachusetts Portfolio; $475,130 for the Virginia Portfolio and $706,639 for the Arizona Portfolio representing that portion of the sales charges paid on shares of each Portfolio of that Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal year ended September 30, 2002, the Principal Underwriter received in contingent deferred sales charges with respect to Class A redemptions $7,920 for the Florida Portfolio; $2,053 for the Minnesota Portfolio, $4,780 for the New Jersey Portfolio; $0 for the Ohio Portfolio; $0 for the Pennsylvania Portfolio; $6,747 for the Michigan Portfolio; $28,823 for the Massachusetts Portfolio; $0 for the Virginia Portfolio and $5,149 for the Arizona Portfolio. During the fiscal year ended September 30, 2002, the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $93,999 for the Florida Portfolio; $8,555 for the Minnesota Portfolio; $174,701 for the New Jersey Portfolio; $81,911 for the Ohio Portfolio; $56,003 for the Pennsylvania Portfolio; $49,507 for the Michigan Portfolio, $76,636 for the Massachusetts Portfolio; $92,212 for the Virginia Portfolio and $119,756 for the Arizona Portfolio. During the fiscal year ended September 30, 2002, the Principal Underwriter received in contingent deferred sales charges with respect to Class C redemptions $11,129 for the Florida Portfolio; $3,122 for the Minnesota Portfolio; $34,140 for the New Jersey Portfolio; $8,857 for the Ohio Portfolio; $5,831 for the Pennsylvania Portfolio; $20,056 for the Michigan Portfolio; $23,157 for the Massachusetts Portfolio; $8,471 for the Virginia Portfolio and $4,605 for the Arizona Portfolio.

            During the Fund's fiscal year ended September 30, 2001, the aggregate amount of underwriting commissions payable with respect to shares of the Florida Portfolio were $1,106,419; the Minnesota Portfolio were $366,923; the New Jersey Portfolio were $1,381,968; the Ohio Portfolio were $631,059; the Pennsylvania Portfolio were $960,683; the Michigan Portfolio were $727,616; the Massachusetts Portfolio were $673,762; the Virginia Portfolio were $851,457; and the Arizona Portfolio were $1,310,949. Of that amount, the Principal Underwriter, received the amount of $57,116 for the Florida Portfolio; $21,175 for the Minnesota Portfolio; $43,052 for the New Jersey Portfolio; $21,502 for the Ohio Portfolio; $28,390 for the Pennsylvania Portfolio; $29,903 for the Michigan Portfolio; $29,687 for the Massachusetts Portfolio; $18,434 for the Virginia Portfolio; and $42,568 for the Arizona Portfolio representing that portion of the sales charges paid on shares of each Portfolio of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal year ended September 30, 2001, the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $105,966 for the Florida Portfolio; $9,654 for the Minnesota Portfolio; $75,197 for the New Jersey Portfolio; $63,263 for the Ohio Portfolio, $47,163 for the Pennsylvania Portfolio, $39,732 for the Michigan Portfolio, $67,615 for the Massachusetts Portfolio, $63,394 for the Virginia Portfolio and $62,400 for the Arizona Portfolio. During the fiscal year ended September 30, 2001, the Principal Underwriter received in contingent deferred sales charges with respect to Class A redemptions $0 for the Florida Portfolio; $0 for the Minnesota Portfolio, $5,000 for the New Jersey Portfolio; $0 for the Ohio Portfolio; $0 for the Pennsylvania Portfolio; $4,698 for the Michigan Portfolio; $0 for the Massachusetts Portfolio; $7 for the Virginia Portfolio and $0 for the Arizona Portfolio. During the fiscal year ended September 30, 2001, the Principal Underwriter received in contingent deferred sales charges with respect to Class C redemptions $3,299 for the Florida Portfolio; $1,781 for the Minnesota Portfolio; $8,846 for the New Jersey Portfolio; $5,582 for the Ohio Portfolio; $1,242 for the Pennsylvania Portfolio; $5,266 for the Michigan Portfolio; $4,462 for the Massachusetts Portfolio; $9,006 for the Virginia Portfolio and $402 for the Arizona Portfolio.

            During the Fund's fiscal year ended September 30, 2000, the aggregate amount of underwriting commissions payable with respect to shares of the Florida Portfolio were $776,073; the Minnesota Portfolio were $260,582; the New Jersey Portfolio were $464,103; the Ohio Portfolio were $312,913; the Pennsylvania Portfolio were $417,002; the Michigan Portfolio were $186,483; the Massachusetts Portfolio were $278,324; the Virginia Portfolio were $545,750; and the Arizona Portfolio were $546,894. Of that amount, the Principal Underwriter, received the amount of $-0-for the Florida Portfolio; $-0- for the Minnesota Portfolio; $34,793 for the New Jersey Portfolio; $4,162 for the Ohio Portfolio; $18,386 for the Pennsylvania Portfolio; $14,830 for the Michigan Portfolio; $6,283 for the Massachusetts Portfolio; $3,671 for the Virginia Portfolio; and $-0- for the Arizona Portfolio representing that portion of the sales charges paid on shares of each Portfolio of that Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal year ended September 30, 2000, the Principal Underwriter received in contingent deferred sales charges with respect to Class A redemptions $6,110 for the Florida Portfolio; $6,142 for the Minnesota Portfolio, $20 for the New Jersey Portfolio; $41,250 for the Ohio Portfolio; $230 for the Pennsylvania Portfolio; $0 for the Michigan Portfolio; $9,477 for the Massachusetts Portfolio; $25,000 for the Virginia Portfolio and $10,000 for the Arizona Portfolio. During the fiscal year ended September 30, 2000, the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $117,614 for the Florida Portfolio; $12,573 for the Minnesota Portfolio; $121,778 for the New Jersey Portfolio; $116,762 for the Ohio Portfolio, $71,782 for the Pennsylvania Portfolio, $29,524 for the Michigan Portfolio, $112,118 for the Massachusetts Portfolio, $109,058 for the Virginia Portfolio and $91,403 for the Arizona Portfolio. During the fiscal year ended September 30, 2000, the Principal Underwriter received in contingent deferred sales charges with respect to Class C redemptions $11,244 for the Florida Portfolio; $2,178 for the Minnesota Portfolio; $13,785 for the New Jersey Portfolio; $11,661 for the Ohio Portfolio; $19,083 for the Pennsylvania Portfolio; $4,767 for the Michigan Portfolio; $11,921 for the Massachusetts Portfolio; $7,899 for the Virginia Portfolio and $8,675 for the Arizona Portfolio.


Class A Shares
--------------

            The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                           Sales Charge
                           ------------

                                                      Discount or
                                                      Commission
                                    As % of           to Dealers
                        As % of     the               or Agents
                        Net         Public            As % of
Amount of               Amount      Offering          Offering
Purchase                Invested    Price             Price
--------                --------    -----             -----------

Less than
   $100,000.............4.44%       4.25%            4.00%
$100,000 but
    less than
    $250,000............3.36        3.25              3.00
$250,000 but
    less than
    $500,000............2.30        2.25              2.00
$500,000 but
    less than
    $1,000,000*.........1.78        1.75              1.50
--------------------
* There is no initial sales charge on transactions of $1,000,000 or more.

            With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemption, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

            No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." Each Portfolio receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may, however, elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

            Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay
(i) no initial sales charge (but subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which investors may pay a reduced initial sales charge are described below.

            Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of a Portfolio into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of a Portfolio for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:


AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Americas Government Income Trust, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -Quality Bond Portfolio
  -U.S. Government Portfolio
Alliance Emerging Market Debt Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Health Care Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Premier Growth Fund, Inc.
Alliance Mid-Cap Growth Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance New Europe Fund, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Select Investor Series, Inc.
  -Biotechnology Portfolio
  -Premier Portfolio
  -Small Cap Growth Portfolio
  -Technology Portfolio
Alliance Technology Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
AllianceBernstein Disciplined Value Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
Sanford C. Bernstein Fund, Inc.
  -U.S. Government Short Duration Portfolio
  -Short Duration Plus Portfolio
  -Intermediate Duration Portfolio
  -Short Duration New York Municipal Portfolio
  -Short Duration California Municipal Portfolio
  -Short Duration Diversified Municipal Portfolio
  -New York Municipal Portfolio
  -California Municipal Portfolio
  -Diversified Municipal Portfolio
  -Tax-Managed International Value Portfolio
  -International Value II Portfolio
  -Emerging Markets Value Portfolio
Sanford C. Bernstein Fund II, Inc.
  -Bernstein Intermediate Duration Institutional Portfolio


            Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

            Cumulative Quantity Discount (Right of Accumulation).
An investor's purchase of additional Class A shares of a Portfolio may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

            (i) the investor's current purchase;

            (ii) the net asset value (at the close of business on the previous day) of (a) all shares of a Portfolio held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

            (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single
"purchase" (see above).

            For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

            To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

            Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B, Class C and/or Advisor Class shares) of a Portfolio or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of a Portfolio or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse each purchase shares of a Portfolio worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

            The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

            Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

            Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Portfolios or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Portfolios will be that normally applicable, under the schedule of sales charges set forth in this SAI, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and
(ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

            Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of a Portfolio to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Portfolio at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of a Portfolio within 30 calendar days after the redemption or repurchase transaction. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used more than once in connection with transactions whose sole purpose is to transfer a shareholder's interest in a Portfolio to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

            Sales at Net Asset Value. Each Portfolio may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser (other than the Adviser's Bernstein unit) or its affiliates; (ii) officers and present or former Directors or Trustees of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates; officers and directors of ACMC, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund);
(iii) the Adviser, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates;
(iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which persons pay an asset-based fee to such or its affiliate or agent, for services in the nature of investment advisory or administrative services; and (vi) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), employer-sponsored nonqualified deferred compensation plans, custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares
--------------

            Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

            Proceeds from the contingent deferred sales charge on Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to a Portfolio in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables a Portfolio to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

            Contingent Deferred Sales Charge. Class B shares which are redeemed within three years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

            The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                         Contingent Deferred
                                         Sales Charge as a %
                                         of Dollar Amount
          Year Since Purchase            Subject to Charge
          -------------------            -----------------

          First                              3.0%
          Second                             2.0%
          Third                              1.0%
          Fourth                             None

            In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

            The contingent deferred sales charges is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors or Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

            Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

            For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

            The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

            Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

            Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

            In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

            Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

            The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors or Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systematic Withdrawal Plan" below), or (v) sold through programs offered by financial intermediaries and approved by AFD where such programs offer only shares which are not subject to a contingent deferred sales charge and where the financial intermediary establishes a single omnibus account for each Fund.

Conversion of Advisor Class Shares to Class-A Shares
----------------------------------------------------

            Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

            The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

---------------------------------------------------------------

               REDEMPTION AND REPURCHASE OF SHARES
---------------------------------------------------------------

            The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Share--How to Sell Shares". If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption
----------

            Subject only to the limitations described below, the Fund's Agreement and Declaration of Trust require that the Fund redeem the shares of each Portfolio tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

            The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

            Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of a Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

            Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

            Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000 per day. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application found in the Prospectus.

            Telephone Redemptions-General. During periods of drastic economic or market developments, such as the terrorist attacks of September 11 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

            The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value.) If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of a Portfolio to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

            The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

---------------------------------------------------------------

                       SHAREHOLDER SERVICES
---------------------------------------------------------------

            The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program
----------------------------

            Investors may purchase shares of a Portfolio through an automatic investment program utilizing electronic fund transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege
------------------

            You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

            Shares will continue to age without regard to exchanges for purpose of determining the contingent deferred sales charge, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the contingent deferred sales charge applicable to the original shares is applied.

            Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AGIS at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check or electronic funds transfer will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check or electronic funds transfer has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purpose.

            Each Portfolio shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AGIS, receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

            Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the terrorist attacks of September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

            None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Dividend Reinvestment Program
-----------------------------

            Shareholders may elect to have all income and capital gains distributions from their account be paid to them in the form of additional shares of the same class of the Portfolio pursuant to the Fund's Dividend Reinvestment Program. Shares issued under this program will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

            In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan
-----------------------

            A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Portfolio account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B, Class C or Advisor Class Portfolio shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of a Portfolio having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of such Portfolio.

            Shares of a Portfolio owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a shareholder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

            Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Portfolio shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

            CDSC Waiver for Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholders account may be redeemed free of any contingent deferred sales charge.

            With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemption of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

            With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports
----------------------

            Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her broker or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to
Class A and Class C Shareholders Only
-------------------------------------

Checkwriting
------------

            A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of a Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

            When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

---------------------------------------------------------------

                         NET ASSET VALUE
---------------------------------------------------------------

            The per share net asset value is computed in accordance with the Fund's Agreement and Declaration of Trust and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Trustees of the Fund deem necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's per share net asset value is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

            In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Trustees. The Board of Trustees has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees. Readily marketable securities not listed on the Exchange or on a foreign securities exchange are valued in like manner. Portfolio securities traded on the Exchange and on one or more other foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

            Readily marketable securities traded only in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and debt securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees.

            Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

            Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

            U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Trustees determines that this method does not represent fair value).

            Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

            All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees.

            The Board of Trustees may suspend the determination of a Portfolio's net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of a Portfolio's net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining a Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Trustees.

            The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares of a Portfolio will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

----------------------------------------------------------------

                DIVIDENDS, DISTRIBUTIONS AND TAXES
----------------------------------------------------------------

            General. Each Portfolio of the Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. Such qualification relieves a Portfolio of federal income tax liability on the part of its net investment company taxable income and net realized capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Portfolio must meet to qualify for such treatment.

            Until the Trustees otherwise determine, each income dividend and capital gains distribution, if any, declared by the Fund on the outstanding shares of a Portfolio will, at the election of each shareholder of the Portfolio, be paid in cash or reinvested in additional full and fractional shares of the Portfolio. An election to receive dividends and distributions in cash or shares is made at the time the shares are initially purchased and may be changed by written notification to the Fund at least 30 days prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

            Capital gains realized by a Portfolio during the Fund's taxable year will be distributed; however the Fund may retain any long-term capital gains realized by the Portfolio if this is determined by the Trustees to be in the best interests of the Portfolio. Dividends paid by a Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

            The information set forth in the Prospectus and the following discussion relates generally to federal income taxes on dividends and distributions by each Portfolio of the Fund and assumes that each Portfolio of the Fund qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of a Portfolio, including the effect and applicability of federal, state, and local tax laws to their own particular situation and the possible effects of changes therein.

            Each Portfolio intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as having been distributed by the Portfolio, and will be taxable to these shareholders, for the year declared, and not for the subsequent calendar year in which the shareholders actually receive the dividend.

            For shareholders' federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by each Portfolio of the Fund are not subject to federal income tax if, at the close of each quarter of such Portfolio's taxable year, at least 50% of the value of such Portfolio's total assets consists of tax-exempt obligations. Each Portfolio intends to meet this requirement.

            Substantially all of the dividends paid by the Fund are anticipated to be exempt from federal income taxes. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

            Each Portfolio generally will be required to withhold tax at the rate of 30% with respect to dividends of net ordinary income and net realized capital gains and redemptions payable to a noncorporate shareholder unless the shareholder certifies on his subscription application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding.

            If a shareholder holds shares for six months or less and during that time receives a distribution of long-term capital gains, any loss realized on the sale of the shares during such six-month period would be a long-term capital loss to the extent of such distribution. If a shareholder holds shares for six months or less and during that time receives a distribution of tax-exempt interest income, any loss realized on the sale of the shares would be disallowed to the extent of the distribution.

United States Federal Income Taxation of the Portfolios
-------------------------------------------------------

            The following discussion relates to certain significant United States federal income tax consequences to the Portfolios with respect to the determination of their "investment company taxable income" each year. This discussion assumes that each Portfolio will be taxed as a regulated investment company for each of its taxable years.

            Options and Futures Contracts. Certain listed options and regulated futures contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Portfolio at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Portfolio on section 1256 contracts will generally be considered 60% long-term and 40% short-term capital gain or loss. A Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

            With respect to over-the-counter options, gain or loss realized by a Portfolio upon the lapse or sale of such options held by the Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Portfolio will be treated as short-term capital gain or loss. In general, if a Portfolio exercises an option, or an option that the Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

            Tax Straddles. Any option, futures contract, interest rate swap, cap or floor, or other position entered into or held by a Portfolio in conjunction with any other position held by such Portfolio may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of a Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that such Portfolio has unrealized gains with respect to the other position in such straddle; (ii) such Portfolio's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Portfolio all of the offsetting positions of which consist of section 1256 contracts.

            Zero Coupon Municipal Securities. Under current federal income tax law, a Portfolio will include in its net investment income as interest each year, in addition to stated interest received on obligations held by the Portfolio, tax-exempt interest income attributable to the Portfolio from holding zero coupon municipal securities. Current federal income tax law requires that a holder (such as a Portfolio) of a zero coupon municipal security accrue as income each year a portion of the original issue discount (i.e., the amount equal to the excess of the stated redemption price of the security at maturity over its issue price) attributable to such obligation even though the Portfolio does not receive interest payments in cash on the security during the year which reflects the accrued discount. As a result of the above rules, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, a Portfolio may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Portfolio has actually received as interest during the year. Such distributions will be made from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. A Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes capital gains from such sales, its shareholders may receive larger distributions than they would receive in the absence of such sales.

State Taxation of the Portfolios
--------------------------------

            Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Arizona Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Dividends will be exempt from such taxes to the extent attributable to interest received from the Portfolio's investments in Arizona municipal securities or U.S. government securities. Distributions of capital gains will be subject to Arizona income taxes. Interest on indebtedness incurred to purchase or carry securities which yield income which is exempt from Arizona income tax is not deductible for purposes of Arizona income tax.

            Florida Portfolio. Although Florida does not impose on individual income tax, it imposes an intangible personal property tax on Florida resident individuals, Florida residents holding beneficial interests in trusts, and corporations at the rate of $1 per $1,000 taxable value of certain securities and other intangible assets, including mutual fund shares. Florida municipal securities and U.S. Government securities are exempt from the intangible tax. Shares of the Florida Portfolio will qualify as exempt if, among other things, at least 90% of the net asset value of the Portfolio is invested in exempt securities at the close of the calendar year. It is anticipated that Florida Portfolio shares will qualify and will be exempt from the intangible tax. Exempt interest-dividends and gain paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax. Corporate shareholders who are subject to federal alternative minimum tax (AMT) may be subject to Florida AMT on portfolio distributions out of the income of AMT-subject bonds in which the Florida Portfolio invests.

            Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Massachusetts Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Dividends will be exempt from such taxes to the extent attributable to interest derived from Massachusetts municipal securities or U.S. Government securities. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the Massachusetts personal and fiduciary income taxes at capital gains tax rates. Distributions to corporate shareholders are subject to the Massachusetts corporate excise tax.

            Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Michigan Portfolio will be exempt from Michigan income and single business taxes. Dividends will be exempt from such taxes to the extent that they are derived from Michigan municipal securities and U.S. Government securities. Dividends exempt from Michigan income tax are also exempt from the uniform city income tax imposed by certain Michigan cities. Distributions representing income derived from the Portfolio from sources other than Michigan municipal securities and U.S. government securities, including capital gain distributions, are subject to Michigan income and single business tax.

            Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Minnesota Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Portfolio dividends will be exempt from these taxes to the extent that they are derived from Minnesota municipal securities, provided that at least 95% of the federal exempt-interest dividends paid by the Portfolio during its fiscal year are derived from Minnesota municipal securities. Distributions of capital gains from the Minnesota Portfolio will be subject to Minnesota and fiduciary incomes taxes and certain taxpayers may also be subject to the Minnesota alternative minimum tax ("AMT") on distributions attributable to the AMT-Subject bonds in which the Portfolio invests. Interest on indebtedness incurred to purchase or carry securities which yield income which is exempt from Minnesota income tax will not be deductible for Minnesota income tax purposes. Distributions to corporate shareholders are subject to Minnesota franchise tax.

            New Jersey Portfolio. It is anticipated that substantially all distributions paid by the New Jersey Portfolio to individuals and fiduciaries will be exempt from the New Jersey income tax, provided the Portfolio is a New Jersey "qualified investment fund". Distributions of dividends and capital gains will be exempt from such taxes to the extent derived from New Jersey or U.S. Government securities provided, among other things, that the Portfolio invest only in interest bearing obligations, obligations issued at a discount, and cash items including receivables and financial options, futures, forward contracts and other similar financial instruments related to such obligations or to bond indices related thereto. In addition, at least 80% of the aggregate principal amount of the Portfolio's investments, excluding cash and cash items and financial options and similar financial instruments described above, must be invested in New Jersey municipal securities or U.S. Government securities at the close of each quarter of the tax year. Net gains or income derived from the disposition of securities which evidence ownership in a "qualified investment fund" are excluded from gross income. Distributions to corporate shareholders are subject to New Jersey corporation business (franchise) tax.

            Ohio Portfolio. It is anticipated that substantially all of the distributions of income and capital gains paid by the Ohio Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and that such distributions will not be includible in the net income tax base of the Ohio franchise tax. Distributions will be so exempt to the extent that they are derived from Ohio municipal securities, provided that at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio municipal securities or similar obligations of other states or their subdivisions. Shares of the Ohio Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

            Pennsylvania Portfolio. It is anticipated that substantially all of the dividends paid by the Pennsylvania Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and the Pennsylvania corporate net income tax, and that shares of the Portfolio will be exempt from Pennsylvania county personal property taxes (a tax which no county imposes at present). Dividends will be exempt from such taxes to the extent attributable to interest received from the Portfolio's investments in Pennsylvania municipal securities and U.S. Government securities. Distributions of capital gain from the Portfolio are subject to Pennsylvania individual, fiduciary and corporate income taxes, but are not taxable for purposes of the Philadelphia School District investment net income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.

            Virginia Portfolio. It is anticipated that substantially all of the dividends paid by the Virginia Portfolio will be exempt from Virginia individual, estate, trust and corporate income taxes. Dividends will be exempt to the extent that they are either (i) exempt from regular federal income tax and attributable to interest from Virginia municipal securities, or obligations issued by Puerto Rico, the U.S. Virgin Islands or Guam, or (ii) attributable to interest on U.S. Government securities, provided that the Portfolio qualifies as a regulated investment company under the Code and at the end of each quarter of its taxable year at least 50% of the value of the Portfolio's total assets consist of obligations whose interest is exempt from Federal income tax. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) generally will be subject to Virginia income taxes. Interest on indebtedness incurred (directly or indirectly) to purchase or carry shares of the Virginia Portfolio generally will not be deductible for Virginia income tax purposes.

----------------------------------------------------------------

                      PORTFOLIO TRANSACTIONS
----------------------------------------------------------------

            Subject to the general supervision of the Trustees of the Fund, the Adviser makes the investment decisions and places the orders for portfolio securities for each of the Fund's Portfolios and determines the broker or dealer to be used in each specific transaction. Most transactions for the Fund's Portfolios, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Fund will be principal transactions at net prices and the Fund will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

            The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of shares of the Fund as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

            No transactions for the Fund's Portfolios are executed through any broker or dealer affiliated with the Adviser, or with Sanford C. Bernstein & Co., LLC, an affiliate of the Adviser. During the fiscal years ended September 30, 2000, 2001 and 2002 the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios incurred no brokerage commissions.

----------------------------------------------------------------

                       GENERAL INFORMATION
----------------------------------------------------------------

Capitalization
--------------

            The Fund has an unlimited number of authorized Class A, Class B and Class C shares of beneficial interest par value $.01 per share. Such shares are currently divided into nine series, one underlying each Portfolio of the Fund. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. Shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series for the election of Trustees and on any other matter affecting all Portfolios in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as a separate series.

            It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

            A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from each Portfolio's assets and, upon redeeming shares, will receive the then current net asset value of each Portfolio represented by the redeemed shares less any applicable contingent deferred sales charge. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Trustees, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

Shareholder Liability
---------------------

            Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or officers of the Fund. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of the Adviser, such risk is not material.

            As of January 3, 2003, there were outstanding 177,346,194 voting shares of common stock of the Fund, including, 10,133,640 Class A shares, 8,637,402 Class B shares and 2,359,380
Class C shares of the Arizona Portfolio; 10,967,225 Class A shares, 10,420,014 Class B shares and 4,981,705 Class C shares of the Florida Portfolio; 4,989,590 Class A shares, 7,273,747 Class B shares and 4,479,002 Class C shares of the Massachusetts Portfolio; 5,253,983 Class A shares, 5,022,800 Class B shares and 5,753,142 Class C shares of the Michigan Portfolio; 6,430,047 Class A shares, 2,409,170 Class B shares and 2,032,558 Class C shares of the Minnesota Portfolio; 9,105,591 Class A shares, 12,529,312 Class B shares and 5,343,705 Class C shares of the New Jersey Portfolio; 7,216,687 Class A shares, 7,663,012 Class B shares and 5,508,341 Class C shares of the Ohio Portfolio; 8,767,907 Class A shares, 7,079,979 Class B shares and 4,332,958
Class C shares of the Pennsylvania Portfolio; and 7,268,654 Class A shares, 8,097,038 Class B shares and 3,289,605 Class C shares of the Virginia Portfolio.

            The following is a list of all persons who owned as of record or beneficially 5% of more of each class of shares of each Portfolio at January, 2003.

                                      NO. OF
                                      SHARES                     % OF
NAME AND ADDRESS                      OF CLASS                   CLASS
----------------                      --------                   -----

ARIZONA PORTFOLIO
-----------------

CLASS A SHARES:
---------------

NFSC FEBO # W82-046442
Thomas D. Barr
Cornelia H. Barr
6200 N. Yucca Rd.
Paradise Valley, AZ 85253-4291        1,308,462                  12.91%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97D12)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6489           560,307                    5.53%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97D13)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484           645,396                    7.47%

CLASS C SHARES:
--------------

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483               193,502                    8.20%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97D14)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484           529,077                    22.42%

FLORIDA PORTFOLIO
-----------------

CLASS A SHARES:
---------------

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483               1,030,405                  9.40%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BM7)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484           673,588                    6.14%

CLASS B SHARES:
--------------

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483               805,692                    7.73%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BN3)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484           1,510,541                  14.50%

CLASS C SHARES:
--------------

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483               275,917                    5.54%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BN8)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484           2,101,854                  42.19%

MASSACHUSETTS PORTFOLIO
-----------------------

CLASS A SHARES:
--------------

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483               415,117                    8.32%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97DR4)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484           300,785                    6.03%

CLASS B SHARES:
--------------

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483               468,792                    6.44%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97DR5)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484           913,873                    12.56%

CLASS C SHARES:
--------------

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483               281,017                    6.27%

Merrill Lynch
Mutual Fund Admin. (97DS3)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6486           363,896                    8.12%

Dean Witter Reynolds
ATTN: Mutual Fund Opers.
2 Harborside Plaza 2nd Fl.
Jersey City, NJ  07311                554,983                    12.39%

MICHIGAN PORTFOLIO
------------------

CLASS A SHARES:
--------------

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483               283,845                    5.40%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97DH1)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484           458,855                    8.73%

Charles Schwab & Co.
For the Exclusive Benefit
Of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4122          343,567                    6.54%


CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97DH2)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484           837,918                    16.68%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97DH3)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484           1,200,235                  20.86%

MINNESOTA PORTFOLIO
-------------------

CLASS A SHARES:
--------------


JAS & Co.
C/o Bremer Trust
P.O. Box 986
Saint Cloud, MN 56302-0986            364,770                    5.67%

CLASS B SHARES:
--------------


MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BN2)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484           179,996                    7.47%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BN7)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484           546,024                    26.86%


NEW JERSEY PORTFOLIO
--------------------

CLASS A SHARES:
--------------

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483               498,291                    5.47%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BM3)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484           659,358                    7.24%

CLASS B SHARES:
--------------

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483               748,106                    5.97%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BM8)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484           1,519,128                  12.12%

CLASS C SHARES:
--------------

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483               476,840                    8.92%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BN4)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484           1,679,758                  31.43%


OHIO PORTFOLIO
--------------

CLASS A SHARES:
---------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BM5)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484           553,564                    7.67%

NFSC FEBO # DHE-000116
Leonard Lyons 949
Latiff Ln.
Cincinnati, OH  45230-3733            547,539                    7.59%

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W 34th Street, Floor 3
New York, NY 10001-2483               386,659                    5.36%


CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BN0)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484           1,289,282                  16.82%

CLASS C SHARES:
--------------

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483               369,855                    6.71%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BN6)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484           1,753,464                  31.83%


PENNSYLVANIA PORTFOLIO
----------------------

CLASS A SHARES:
--------------


MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BM4)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484           720,886                    8.22%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BM9)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484           959,102                    13.55%


CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BN5)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484           1,809,282                  41.76%

VIRGINIA PORTFOLIO
------------------

CLASS A SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97DY9)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484           647,806                    8.91%

Dean Witter Reynolds
ATTN: Mutual Fund Operations
2 Harborside Plaza, 2nd Floor
Jersey City, NJ 07311                 474,168                    6.52%


CLASS B SHARES:
--------------


MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97DYOO)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484           847,482                    10.47%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97DO3)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484           556,390                    16.91%


Custodian
---------

            Bank of New York, One Wall Street, New York, New York
10286, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter
---------------------

            AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the distributors, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

            Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel LLP, New
York, New York.

Independent Auditors
--------------------

            Ernst & Young LLP, 5 Times Square, New York, New York
10036, has been appointed as independent auditors for the Fund.
Yield, Total Return and After-Tax Return Quotations

            From time to time, a Portfolio states its "yield," "actual distribution rate," average annual total return ("total return"), average annual total return (after taxes on distributions) and average annual total return (after taxes on distributions and redemptions) ("after-tax returns"). Computed separately for each class, a Portfolio's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. A Portfolio may advertise a "taxable equivalent yield" that is calculated by assuming that net investment income per share is increased by an amount sufficient to offset the benefit of tax exemptions at the stated income tax rate. A Portfolio's "actual distribution rate," which may be stated in sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B, and Class C shares.

            Computed separately for each class, a Portfolio's total return and after-tax returns are the average annual compounded rate of return for its most recently completed one, five and ten-year periods (or the period since the Portfolio's inception). Total return and after-tax returns are computed by finding, through the use of formulae prescribed by the Commission, the rate of return over the periods that would equate an assumed initial amount invested to the value of the investment at the end of the period. For the purposes of computing total return and after-tax returns, income dividends and capital gains distributions paid on shares of the Portfolio are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Portfolio shares is assumed to have been paid. After-tax returns are an estimate that is based on the highest historical individual federal marginal tax rates and do not reflect the effect of state and local taxes.

Yield Calculations
------------------

                                    30-Day Tax
                  30-Day Yield      Equivalent Yield
                  (period ended     (period ended         Distribution
Fund              9/30/02)          9/30/02)              Rate
----              --------------    -----------------     ------------

Florida
      Class A         4.38%             7.13%               4.87%
      Class B         3.88%             6.32%               4.40%
      Class C         3.88%             6.32%               4.40%

Minnesota
      Class A         3.88%             6.86%               4.61%
      Class B         3.35%             5.92%               4.14%
      Class C         3.34%             5.90%               4.14%

New Jersey
      Class A         3.87%             6.73%               4.64%
      Class B         3.33%             5.79%               4.15%
      Class C         3.33%             5.79%               4.15%

Pennsylvania
      Class A         4.25%             7.12%               4.81%
      Class B         3.75%             6.28%               4.37%
      Class C         3.74%             6.27%               4.37%

Massachusetts
      Class A         4.07%             7.00%               4.94%
      Class B         3.56%             6.12%               4.52%
      Class C         3.56%             6.12%               4.52%

Arizona
      Class A         3.79%             6.50%               4.74%
      Class B         3.27%             5.61%               4.32%
      Class C         3.27%             5.61%               4.32%

Ohio
      Class A         3.93%             6.92%               5.09%
      Class B         3.40%             5.99%               4.65%
      Class C         3.40%             5.99%               4.65%

Virginia
      Class A         4.22%             7.29%               4.51%
      Class B         3.72%             6.43%               4.03%
      Class C         3.72%             6.43%               4.03%

Michigan
      Class A         3.82%             6.49%               4.49%
      Class B         3.30%             5.60%               4.00%
      Class C         3.30%             5.60%               4.00%


Total Return and After-Tax Returns Calculations
-----------------------------------------------

                                                                   Ten Year
                              One Year          Five Year          period
                              period ended      period ended       ended
                              9/30/02           9/30/02            9/30/02
                              ------------      ------------       --------
Florida
Class A  Return
         Before Taxes             2.66%            4.93%            5.55%*

         Return After Taxes
         on Distributions         2.66%             4.91%           5.53%*

         Return After Taxes
         on Distributions
         and Sales of
         Portfolio Shares         3.60%             4.96%           5.50%*

Class B  Return
         Before Taxes             3.45%             5.12%           5.55%*

Class C  Return
         Before Taxes             5.45%             5.12%           5.29%*

Minnesota
Class A  Return
         Before Taxes             2.87%             5.12%           5.44%*

         Return After Taxes
         on Distributions         2.81%             5.08%           5.41%*

         Return After Taxes
         on Distributions
         and Sales of
         Portfolio Shares         3.60%             5.07%           5.37%*

Class B  Return
         Before Taxes             3.83%             5.29%           5.42%*

Class C  Return
         Before Taxes             5.72%             5.31%           5.18%*

New Jersey
Class A  Return
         Before Taxes             (.02)%            4.08%           5.03%*

         Return After
         Taxes on
         Distributions            (.13)%            4.04%           5.00%*

         Return After Taxes
         on Distributions
         and Sales of
         Portfolio Shares         1.80%             4.23%           5.04%*

Class B  Return
         Before Taxes             .80%              4.24%           5.02%*

Class C  Return
         Before Taxes             2.79%             4.23%           4.76%*

Pennsylvania
Class A  Return
         Before Taxes             2.36%             4.91%           5.77%*

         Return After Taxes
         on Distributions        2.31%              4.85%           5.71%*

         Return After Taxes
         on Distributions
         and Sales of
         Portfolio Shares        3.33%              4.88%           5.64%*

Class B  Return
         Before Taxes            3.27%              5.09%           5.76%*

Class C  Return
         Before Taxes             5.27%             5.09%           5.50%*

Massachusetts
Class A  Return
         Before Taxes             .99%              4.65%           6.91%*

         Return After Taxes
         on Distributions         .92%              4.44%           6.64%*

         Return After Taxes
         on Distributions
         and Sales of
         Portfolio Shares         2.49%             4.60%           6.52%*

Class B  Return
         Before Taxes             1.69%             4.83%           6.94%*

Class C  Return
         Before Taxes             3.69%             4.83%           6.71%*

Arizona
Class A  Return
         Before Taxes             2.76%             5.25%           6.55%*

         Return After Taxes
         on Distributions         2.67%             5.05%           6.39%*

         Return After Taxes
         on Distributions
         and Sales of
         Portfolio Shares         3.52%             5.09%           6.25%*

Class B  Return
         Before Taxes             3.65%             5.44%           6.56%*

Class C  Return
         Before Taxes             5.65%             5.44%           6.37%*

Ohio
Class A  Return
         Before Taxes             1.13%             4.19%           5.14%*

         Return After Taxes
         on Distributions         1.07%             4.16%           5.11%*

         Return After Taxes
         on Distributions
         and Sales of
         Portfolio Shares         2.65%             4.35%           5.15%*

Class B  Return
         Before Taxes             1.87%             4.38%           5.13%*

Class C  Return
         Before Taxes             3.76%             4.38%           4.88%*

Virginia
Class A  Return
         Before Taxes             2.99%             4.89%           6.70%*

         Return After Taxes
         on Distributions         2.93%             4.58%           6.37%*

         Return After Taxes
         on Distributions
         and Sales of
         Portfolio Shares         3.72%             4.74%           6.29%*

Class B  Return
         Before Taxes             3.78%             5.07%           6.73%*

Class C  Return
         Before Taxes             5.88%             5.07%           6.52%*

Michigan
Class A  Return Before Taxes      3.30%             5.70%           6.70%*

         Return After Taxes
         on Distributions         3.20%             5.37%           6.36%*

         Return After Taxes
         on Distributions
         and Sales of
         Portfolio Shares         3.81%             5.34%           6.22%*

Class B  Return
         Before Taxes             4.06%             5.89%           6.71%*

Class C  Return
         Before Taxes             6.06%             5.89%           6.48%*

--------------------

*  Inception Dates:

            Florida, Class A, B and C - June 25, 1993
            Minnesota, Class A, B and C - June 25, 1993
            New Jersey, Class A, B and C - June 25, 1993
            Pennsylvania, Class A, B and C - June 25, 1993 Massachusetts, Class A, B and C - March 29, 1994 Arizona, Class A, B and C - June 1, 1994
            Ohio, Class A, B and C - June 25, 1993
            Virginia, Class A, B and C - April 29, 1994
            Michigan, Class A, B and C - February 25, 1994

            The tax equivalent yield calculations assume that the taxpayer is an individual in the highest federal and state income tax bracket, who is not subject to federal or state alternative minimum taxes and who is able to fully deduct state taxes computing federal taxable income. The tax rates used in these calculations were: federal--38.6%, Florida--0%,
Minnesota--7.85%, New Jersey--6.37%, Pennsylvania--2.80%, Massachusetts--5.30%, Arizona--5.04%, Ohio--7.50%,
Virginia--5.75% and Michigan--4.10%. The tax equivalent yield is computed by dividing that portion of a Portfolio's yield that is tax-exempt by one minus the combined effective federal and state marginal income tax rates and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax-exempt. A Portfolio's yield, total return and after-tax returns are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities held by such Portfolio, its average portfolio maturity and its expenses. Yield, total return and after-tax return information is useful in reviewing a Portfolio's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in a Portfolio is not fixed and will fluctuate in response to prevailing market conditions.

            Advertisements quoting performance ratings of the Portfolios as measured by financial publications or by independent organizations such as Lipper Inc. and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Portfolios may also from time to time be sent to investors or placed in newspapers and magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund.

Additional Information
----------------------

            Any shareholder inquiries may be directed to the shareholder's broker or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

----------------------------------------------------------------

                REPORT OF INDEPENDENT AUDITORS AND
                       FINANCIAL STATEMENTS
----------------------------------------------------------------

            The financial statements of Alliance Municipal Income Fund II and the report of Ernst & Young LLP, independent auditors, are incorporated herein by reference to the Fund's annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report, dated September 30, 2002, was filed on December 9, 2002. The annual report is available without charge upon request by calling AGIS at (800) 227-4618.

----------------------------------------------------------------

                APPENDIX A: BOND AND COMMERCIAL PAPER RATINGS
----------------------------------------------------------------

Standard & Poor's Bond Ratings
------------------------------

      A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

      Debt rated "BB," "B," "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal are in arrears.

      The ratings from "AAA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings
--------------------

      Excerpts from Moody's description of its municipal bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa
- considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds; Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Short-Term Municipal Loans
--------------------------

      Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-l/VMIG-1 group.

      S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities
and Commercial Paper
--------------------------

      "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime," while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A." Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Fitch Ratings
International Long-Term Credit Ratings
--------------------------------------

      Investment Grade

      AAA - Highest credit quality. 'AAA'ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA - Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A - High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      BBB - Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      Speculative Grade

      BB - Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      B - Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met;
however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

      DDD, DD, D - Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%
- 90% and 'D' the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Fitch Ratings
International Short-Term Credit Ratings
---------------------------------------

      F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

      F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      C - High default risk. Default is a real possibility.
Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

      D - Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:
"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Further Rating Distinctions
---------------------------

      While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements
------------------------------

      For minimum rating(s) requirements for the Portfolios' securities, please refer to "Description of Portfolio(s): Municipal Securities" in the Prospectuses.

----------------------------------------------------------------

              APPENDIX B: FUTURES CONTRACTS AND RELATED OPTIONS
----------------------------------------------------------------

Futures Contracts
-----------------

      Each Portfolio may enter into contracts for the purchase or sale for future delivery of municipal securities or U.S. Government Securities, or contracts based on financial indices including any index of municipal securities or U.S. Government Securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

      At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

      At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

      Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

Interest Rate Futures
---------------------

      The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the Portfolios of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

      Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

      The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

      In addition, futures contracts entail risks. Although each Portfolio believes that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts
----------------------------

      Each Portfolio intends to purchase and write options on futures contracts for hedging purposes. The Portfolios are not commodity pools and all transactions in futures contracts and options on futures contracts engaged in by the Portfolios must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

      The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

----------------------------------------------------------------

       APPENDIX C: OPTIONS ON MUNICIPAL AND U.S. GOVERNMENT SECURITIES
----------------------------------------------------------------

Options on Municipal and U.S. Government Securities
---------------------------------------------------

      Each Portfolio will only write "covered" put and call options on municipal securities and U.S. Government Securities, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed "covered" is described in the Prospectus under the heading "Description of the Portfolios - Description of Additional Investment Practices - Derivatives Used by the Portfolios--Options on Municipal and U.S. Government Securities."

      The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

      The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

      Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

      A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

      An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of an National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

      Each Portfolio may write options in connection with buy-and-write transactions; that is, a Portfolio may purchase a security and then write a call option against that security. The exercise price of the call a Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and a Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      Each Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      Each Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

                              PART C
                        OTHER INFORMATION

ITEM 23. Exhibits

     (a) (1) Agreement and Declaration of Trust of the Registrant - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 30, 1998.

          (2) Certificate of Amendment of the Agreement and Declaration of Trust of the Registrant dated September 30, 1996 and filed October 1, 1996 - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No 9 to Registrant's Registration Statement on Form N-1A (File Nos. 33-6051 and 811-07618) filed with the Securities and Exchange Commission on February 1, 1997.

     (b) By-laws of the Registrant - Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 30, 1998.

     (c)  Not applicable.

     (d) (1) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 30, 1998.

          (2) Amended Advisory Agreement to reflect the Arizona Portfolio, Massachusetts Portfolio, Michigan Portfolio and Virginia Portfolio - Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 30, 1998.

     (e) (1) Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 30, 1998.

          (2) Amendment to Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference to
               Exhibit 6(d) to Post-Effective Amendment No 9 to Registrant's Registration Statement on Form N-1A (File Nos. 33-6051 and 811-07618) filed with the Securities and Exchange Commission on February 1, 1997.

          (3)  Form of Selected Dealer Agreement between Alliance
               Fund Distributors, Inc. and selected dealers offering shares of Registrant - Filed herewith.

          (4)  Form of Selected Agent Agreement between Alliance
               Fund Distributors, Inc. and selected agents making available shares of Registrant - Filed herewith.

     (f)  Not applicable.

     (g) Custodian Contract with The Bank of New York as assigned to Registrant - Incorporated by reference to
          Exhibit 8 to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 30, 1998.

     (h) (1) Transfer Agency Agreement between Registrant and Alliance Global Investor Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 30, 1998.

          (2) Form of Expense Limitation Undertaking by Alliance Capital Management L.P. - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618) filed with the Securities and Exchange Commission on January 29, 1999.

     (i) Opinion and Consent of Seward & Kissel - Filed herewith.

     (j)  Consent of Independent Auditors - Filed herewith.

     (k)  Not applicable.

     (l)  Not applicable.

     (m)  Rule 12b-1 Plan - See Exhibit (e)(1) hereto.


     (n) Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit 18(b) to Post-Effective Amendment No 9 to Registrant's Registration Statement on Form N-1A (File Nos. 33-6051 and 811-07618) filed with the Securities and Exchange Commission on February 1, 1997.

     (p) (1) Code of Ethics for the Fund, incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of Alliance Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

          (2) Code of Ethics for the Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 74f of the Registration Statement on Form N-1A of Alliance Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000.

     Other Exhibits:


               Powers of Attorney of Ruth S. Block, John D.
               Carifa, David H. Dievler, Clifford L. Michel, William H. Foulk, Jr., Donald J. Robinson and John
               H. Dobkin. - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 76 of the Registration Statement on Form N1-A of Alliance Bond Fund, Inc. (File Nos. 333-41375 and 811-08527) filed with the Securities and Exchange Commission on February 27, 2001..

ITEM 24. Persons Controlled by or under Common Control with
         Registrant

          None.

ITEM 25. Indemnification

     It is the Registrant's policy to indemnify its trustees and officers, employees and other agents as set forth in Article VIII and Article III of Registrant's Agreement and Declaration of Trust, filed as Exhibit (a) in response to Item 23 and Section 10 of the proposed Distribution Services Agreement filed as Exhibit
(e)(1), all as set forth below. The liability of the Registrant's trustees and officers is dealt with in Article VIII of Registrant's Agreement and Declaration of Trust, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the proposed Advisory Agreement filed as Exhibit (d) in response to
Item 23 of this Registration Statement, as set forth below.

     Article VIII of Registrant's Agreement and Declaration of
Trust reads as follows:

          "Section 8.1. Trustees, Shareholders, etc. Not Personally Liable; Notice. The Trustees and officers of the Trust, in incurring any debts, liabilities or obligations, or in taking or omitting any other actions for or in connection with the Trust, are or shall be deemed to be acting as Trustees or officers of the Trust and not in their own capacities. No Shareholder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other Person or Persons in connection with the assets or the affairs of the Trust or of any Portfolio, and subject to Section
          8.4 hereof, no Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract, or otherwise, to any other Person or Persons in connection with the assets or affairs of the Trust or of any Portfolio, save only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or the discharge of his functions. The Trust (or if the matter relates only to a particular Portfolio, that Portfolio) shall be solely liable for any and all debts, claims, demands, judgments, decrees, liabilities or obligations of any and every kind, against or with respect to the Trust or such Portfolio in tort, contract or otherwise in connection with the assets or the affairs of the Trust or such Portfolio, and all Persons dealing with the Trust or any Portfolio shall be deemed to have agreed that resort shall be had solely to the Trust Property of the Trust or the Portfolio Assets of such Portfolio, as the case may be, for the payment or performance thereof.

          The Trustees shall use their best efforts to ensure that every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer, and not individually, and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, or the particular Portfolio in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually, or to subject the Portfolio Assets of any Portfolio to the obligations of any other Portfolio.

          SECTION 8.2. Trustees' Good Faith Action; Expert Advice; No Bond or Surety. The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. Subject to Section
          8.4 hereof, a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgement or mistakes of fact or law. Subject to the foregoing, (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, Investment Adviser, Administrator, Distributor or Principal Underwriter, Custodian or Transfer Agent, Dividend Disbursing Agent, Shareholder Servicing Agent or Accounting Agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and
          (iii) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to
          Section 5.2 hereof. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

          SECTION 8.3. Indemnification of Shareholders. If any Shareholder (or former Shareholder) of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the Portfolio of which such Shareholder or former Shareholder is or was the holder of Shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

          SECTION 8.4. Indemnification of Trustees, Officers, etc. Subject to the limitations set forth hereinafter in this Section 8.4, the Trust shall indemnify (from the assets of the Portfolio or Portfolios to which the conduct in question relates) each of its Trustees and officers (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in clauses (i) and
          (ii) of this sentence being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by
          (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in
          Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Portfolio or Portfolios to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Covered Person shall have undertaken to repay the amounts so paid to such Portfolio or Portfolios if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or
          (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

          SECTION 8.5. Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of a quorum of the disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (i) or by independent legal counsel pursuant to clause (ii) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          SECTION 8.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article 8 shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article 8, a "disinterested" Person is one against whom none of the actions, suits or other proceedings in question, and no other action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this Article 8 shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such Person.

          SECTION 8.7. Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order."

          Article III of Registrant's Agreement and Declaration of Trust reads, in pertinent part, as follows:

          "Without limiting the foregoing and to the extent not inconsistent with the 1940 Act or other applicable law, the Trustees shall have power and authority:

               (s) Indemnification. In addition to the mandatory indemnification provided for in Article 8 hereof and to the extent permitted by law, to indemnify or enter into agreements with respect to indemnification with any Person with whom this Trust has dealings, including, without limitation, any independent contractor, to such extent as the Trustees shall determine."

     The Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of wilful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

     The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

     The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust, the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between Registrant and Alliance Fund Distributors, Inc. which are filed herewith as Exhibits (a), (d) and (e)(1), respectively, in response to Item 23 and each of which are incorporated by reference herein.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its trustees, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or
(2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its trustees, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party trustees of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

     The Registrant participates in a joint trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26. Business and Other Connections of Adviser.

     The descriptions of Alliance Capital Management L.P. under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

     The information as to the directors and officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27. Principal Underwriters

     (a) Alliance Fund Distributors, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant, also acts as Principal Underwriter for the following registered investment companies:

          AFD Exchange Reserves
          Alliance All-Asia Investment Fund, Inc.
          Alliance Americas Government Income Trust, Inc. Alliance Balanced Shares, Inc.
          Alliance Bond Fund, Inc.
          Alliance Capital Reserves
          Alliance Disciplined Growth Fund, Inc.
          Alliance Dynamic Growth Fund, Inc.
          Alliance Emerging Market Debt Fund, Inc.
          Alliance Global Growth Trends Fund, Inc.
          Alliance Global Small Cap Fund, Inc.
          Alliance Global Strategic Income Trust, Inc.
          Alliance Government Reserves
          Alliance Greater China '97 Fund, Inc.
          Alliance Growth and Income Fund, Inc.
          Alliance Health Care Fund, Inc.
          Alliance High Yield Fund, Inc.
          Alliance Institutional Funds, Inc.
          Alliance Institutional Reserves, Inc.
          Alliance International Premier Growth Fund, Inc. Alliance Mid-Cap Growth Fund, Inc.
          Alliance Multi-Market Strategy Trust, Inc.
          Alliance Municipal Income Fund, Inc.
          Alliance Municipal Income Fund II
          Alliance Municipal Trust
          Alliance New Europe Fund, Inc.
          Alliance Premier Growth Fund, Inc.
          Alliance Quasar Fund, Inc.
          Alliance Select Investor Series, Inc.
          Alliance Technology Fund, Inc.
          Alliance Variable Products Series Fund, Inc.
          Alliance Worldwide Privatization Fund, Inc.
          AllianceBernstein Blended Style Series, Inc.
          AllianceBernstein Disciplined Value Fund, Inc. AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Trust
          AllianceBernstein Utility Income Fund, Inc.
          Sanford C. Bernstein Fund, Inc.
          The Alliance Portfolios
          The Korean Investment Fund, Inc.

     (b) The following are the Directors and Officers of Alliance
Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                              POSITIONS AND                POSITIONS AND
                              OFFICES WITH                 OFFICES WITH
      NAME                    UNDERWRITER                  REGISTRANT

Michael J. Laughlin           Director and Chairman

John D. Carifa                Director                     Chairman and
                              Director/Trustee             President

Richard K. Saccullo           Director

Susan L. Matteson-King        President of
                              Cash Management Services

David Conine                  Executive Vice President

Richard A. Davies             Executive Vice President &
                              Managing Director

Kurt H. Schoknecht            Executive Vice President

Edmund P. Bergan, Jr.         Senior Vice President,       Secretary
                              General Counsel and
                              Secretary

Benji A. Baer                 Senior Vice President

Amy I. Belew                  Senior Vice President

John R. Bonczek               Senior Vice President

John R. Carl                  Senior Vice President

William W. Collins, Jr.       Senior Vice President

Richard W. Dabney             Senior Vice President

Mark J. Dunbar                Senior Vice President

John C. Endahl                Senior Vice President

Andrew L. Gangolf             Senior Vice President        Assistant
                              and Assistant General        Secretary
                              Counsel

John Grambone                 Senior Vice President

William B. Hanigan            Senior Vice President

Bradley F. Hanson             Senior Vice President

Geoffrey L. Hyde              Senior Vice President

Robert H. Joseph, Jr.         Senior Vice President

George H. Keith               Senior Vice President

Richard D. Keppler            Senior Vice President

Richard E. Khaleel            Senior Vice President

Henry Michael Lesmeister      Senior Vice President

Shawn P. McClain              Senior Vice President

Daniel D. McGinley            Senior Vice President

Patrick J. Mullen             Senior Vice President

Joanna D. Murray              Senior Vice President

Daniel A. Notto               Senior Vice President

John J. O'Connor              Senior Vice President

Robert E. Powers              Senior Vice President

Domenick Pugliese             Senior Vice President        Assistant
                              and Assistant General        Secretary
                              Counsel

John P. Schmidt               Senior Vice President

Raymond S. Sclafani           Senior Vice President

Gregory K. Shannahan          Senior Vice President

Scott C. Sipple               Senior Vice President

Joseph F. Sumanski            Senior Vice President

Peter J. Szabo                Senior Vice President

Michael J. Tobin              Senior Vice President

Joseph T. Tocyloski           Senior Vice President

David R. Turnbough            Senior Vice President

Craig E. Welch                Senior Vice President

Richard A. Winge              Senior Vice President

Emilie D. Wrapp               Senior Vice President
                              and Assistant General
                              Counsel

Keith A. Yoho                 Senior Vice President

Patrick E. Ryan               Vice President and
                              Chief Financial Officer

Gerard J. Friscia             Vice President and
                              Controller

Michael W. Alexander          Vice President

Ricardo Arreola               Vice President

Peter J. Barber               Vice President

Kenneth F. Barkoff            Vice President

Charles M. Barrett            Vice President

Matthew F. Beaudry            Vice President

Gregory P. Best               Vice President

Daniel U. Brakewood           Vice President

Robert F. Brendli             Vice President

Thomas C. Callahan            Vice President

Kevin T. Cannon               Vice President

John M. Capeci                Vice President

John P. Chase                 Vice President

Doris T. Ciliberti            Vice President

Leo H. Cook                   Vice President

Russell R. Corby              Vice President

Dwight P. Cornell             Vice President

Michael R. Crimmins           Vice President

John W. Cronin                Vice President

Robert J. Cruz                Vice President

Daniel J. Deckman             Vice President

Sherry V. Delaney             Vice President

Jennifer M. DeLong            Vice President

Faith C. Deutsch              Vice President

Janet B. DiBrita              Vice President

Richard P. Dyson              Vice President

Adam E. Engelhardt            Vice President

Sohaila S. Farsheed           Vice President

John J. Fennessy              Vice President

Mark D. Gersten               Vice President               Treasurer and
                                                           Chief Financial
                                                           Officer

Thomas R. Graffeo             Vice President

Alan Halfenger                Vice President

Michael S. Hart               Vice President

Jean-Francois Y. Hautemulle   Vice President

Timothy A. Hill               Vice President

George R. Hrabovsky           Vice President

Dinah J. Huntoon              Vice President

Scott Hutton                  Vice President

Anthony D. Ialeggio           Vice President

Theresa Iosca                 Vice President

Oscar J. Isoba                Vice President

Danielle M. Klaskow           Vice President

Victor Kopelakis              Vice President

Richard D. Kozlowski          Vice President

Daniel W. Krause              Vice President

Donna M. Lamback              Vice President

P. Dean Lampe                 Vice President

Joseph R. Laspina             Vice President

Eric L. Levinson              Vice President

Laurel E. Lindner             Vice President

James M. Liptrot              Vice President

James P. Luisi                Vice President

Michael F. Mahoney            Vice President

Scott T. Malatesta            Vice President

Kathryn Austin Masters        Vice President

Michael V. Miller             Vice President

Marcia L. Mohler              Vice President

Thomas F. Monnerat            Vice President

Charles B. Nanick             Vice President

Michael F. Nash, Jr.          Vice President

Jamie A. Nieradka             Vice President

Nicole Nolan-Koester          Vice President

Peter J. O'Brien              Vice President

Richard J. Olszewski          Vice President

Albert Orokos                 Vice President

Todd P. Patton                Vice President

Jeffrey R. Petersen           Vice President

Catherine N. Peterson         Vice President

Mark A. Pletts                Vice President

James J. Posch                Vice President

Carol H. Rappa                Vice President

Arlene L. Reddington          Vice President

Bruce W. Reitz                Vice President

James A. Rie                  Vice President

Karen C. Satterberg           Vice President

Eileen B. Sebold              Vice President

Stephanie Seminara            Vice President

Richard J. Sidell             Vice President

Teris A. Sinclair             Vice President

Rayandra E. Slonina           Vice President

Bryant B. Smith               Vice President

Jeffrey C. Smith              Vice President

Eileen Stauber                Vice President

Gordon Telfer                 Vice President

Elizabeth K. Tramo            Vice President

Benjamin H. Travers           Vice President

Marie R. Vogel                Vice President

Wayne W. Wagner               Vice President

Jesse L. Weissberger          Vice President

Mark E. Westmoreland          Vice President

Paul C. Wharf                 Vice President

Scott Whitehouse              Vice President

Matthew Witschel              Vice President

Michael A. Wolfsmith          Vice President

Stephen P. Wood               Vice President

Richard J. Appaluccio         Assistant Vice
                              President

Omar J. Aridi                 Assistant Vice
                              President

Joseph D. Asselta             Assistant Vice
                              President

Andrew Berger                 Assistant Vice
                              President

Susan Bieber                  Assistant Vice
                              President

Paul G. Bishop                Assistant Vice
                              President

Henry Brennan                 Assistant Vice
                              President

Alan T. Brum                  Assistant Vice
                              President

Mark S. Burns                 Assistant Vice
                              President

Maria L. Carreras             Assistant Vice
                              President

Judith A. Chin                Assistant Vice
                              President

Jorge Ciprian                 Assistant Vice
                              President

Jeffrey T. Coghan             Assistant Vice
                              President

Kenneth J. Connors            Assistant Vice
                              President

Shawn M. Conroy               Assistant Vice
                              President

Jean A. Coomber               Assistant Vice
                              President

Ralph A. DiMeglio             Assistant Vice
                              President

Bernard J. Eng                Assistant Vice
                              President

Jeffrey M. Eschert            Assistant Vice
                              President

Michael J. Eustic             Assistant Vice
                              President

Marci Green                   Assistant Vice
                              President

Arthur F. Hoyt, Jr.           Assistant Vice
                              President

Mark W. Hubbard               Assistant Vice
                              President

David A. Hunt                 Assistant Vice
                              President

Kumar Jagdeo II               Assistant Vice
                              President

Michael J. Kawula             Assistant Vice
                              President

Elizabeth E. Keefe            Assistant Vice
                              President

Edward W. Kelly               Assistant Vice
                              President

Thomas J. Khoury              Assistant Vice
                              President

Jeffrey M. Kusterer           Assistant Vice
                              President

Evamarie C. Lombardo          Assistant Vice
                              President

Daniel K. McGowan             Assistant Vice
                              President

Richard F. Meier              Assistant Vice
                              President

Steven M. Miller              Assistant Vice
                              President

Jeffrey D. Mosco              Assistant Vice
                              President

John J. Multhauf              Assistant Vice
                              President

Alex E. Pady                  Assistant Vice
                              President

Wandra M. Perry-Hartsfield    Assistant Vice
                              President

Rizwan A. Raja                Assistant Vice
                              President

Christian C. Reimer           Assistant Vice
                              President

Brendan J. Reynolds           Assistant Vice
                              President

Lauryn A. Rivello             Assistant Vice
                              President

Christopher P. Rodney         Assistant Vice
                              President

Peter V. Romeo                Assistant Vice
                              President

Jessica M. Rozman             Assistant Vice
                              President

Michelle Y. Ryba              Assistant Vice
                              President

Christina Santiago            Assistant Vice
                              President and
                              Counsel

Matthew J. Scarlata           Assistant Vice
                              President

John Scialabba                Assistant Vice
                              President

Orlando Soler                 Assistant Vice
                              President

Nancy D. Testa                Assistant Vice
                              President

Elisa M. Vasquez              Assistant Vice
                              President

Tracianne Williams            Assistant Vice
                              President

Nina C. Wilkinson             Assistant Vice
                              President

Mark R. Manley                Assistant Secretary

     (c)  Not applicable.

ITEM 28. Location of Accounts and Records.

     The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094, and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29. Management Services.

     Not applicable.

ITEM 30. Undertakings

                            SIGNATURE
                            ---------

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York and the State of New York, on the 30th day of January, 2003.

                               ALLIANCE MUNICIPAL INCOME FUND II


                                    John D. Carifa*
                                    Chairman and President


                                    By: /s/ Andrew L. Gangolf
                                    -----------------------------
                                          *(Attorney-in-fact)
                                          Andrew L. Gangolf


     Pursuant to the requirements of the Securities Act of l933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

      SIGNATURE                      TITLE             DATE
      ---------                      -----             ----

      Principal
      Executive Officer

      /s/ John D. Carifa
      -------------------
      John D. Carifa*                Chairman and      January 30, 2003
                                     President


      By:   /s/ Andrew L. Gangolf
            ---------------------
            *(Attorney-in-fact)
            Andrew L. Gangolf

      Principal Financial
      and Accounting Officer


       By:   /s/ Mark D. Gersten     Treasurer and     January 30, 2003
             -------------------     Chief Financial
             Mark D. Gersten         Officer


      All of the Directors

      David H. Dievler*
      Ruth S. Block*
      John D. Carifa*
      John H. Dobkin*
      William H. Foulk, Jr.*
      Clifford L. Michel*
      Donald J. Robinson*


      By:   /s/ Andrew L. Gangolf
            -----------------------                    January 30, 2003
            *(Attorney-in-fact)
            Andrew L. Gangolf

                        Index to Exhibits
                        -----------------

Exhibit No.          Description of Exhibits
-----------          -----------------------

(e)(3)               Form of Selected Dealer Agreement
(e)(4)               Form of Selected Agent Agreement
(i)                  Opinion and Consent of Seward & Kissel LLP.
(j)                  Consent of Independent Auditors.

00250.0151 #369219 v3